UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-21284

AllianzGI Convertible & Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY			10019
(Address of principal executive offices)			(Zip code)

Scott Whisten – 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3367

Date of fiscal year end:	February 29

Date of reporting period:	February 29, 2020

ITEM 1. REPORT TO SHAREHOLDERS

AllianzGI Artificial Intelligence & Technology Opportunities Fund

AllianzGI Convertible & Income 2024 Target Term Fund

AllianzGI Convertible & Income Fund

AllianzGI Convertible & Income Fund II

Annual Report

February 29, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (us.allianzgi.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at us.allianzgi.com/edelivery.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform a Fund at any time. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with a Fund or all funds held in your account if you invest through your financial intermediary.

Table of Contents

2–3	Letter from the President
4–8	Fund Insights
9–13	Performance and Statistics
14–49	Schedules of Investments
50	Statements of Assets and Liabilities
51	Statements of Operations
52–55	Statements of Changes in Net Assets
56	Statement of Cash Flows
57–60	Financial Highlights
61–87	Notes to Financial Statements
88-89	Report of Independent Registered Public Accounting Firm
90	Changes to the Board of Trustees/Tax Information
91–92	Annual Shareholder Meeting Results/ Proxy Voting Policies & Procedures
93–98	Matters Relating to the Trustees' Consideration of the Investment Management Agreement for AllianzGI Artificial Intelligence & Technology Opportunity Fund
99–102	Privacy Policy
103–105	Dividend Reinvestment Plan
106–108	Board of Trustees
109–110	Fund Officers

February 29, 2020 | Annual Report 1

Letter from the President

Thomas J. Fuccillo

President & Chief

Executive Officer

Dear Shareholder:

Despite mounting concerns over the impact from COVID-19, the US economic expansion continued during the 12-month fiscal reporting period ended February 29, 2020. In contrast, economic growth overseas weakened. Over this period, global equities generated mixed results. Meanwhile, the overall US bond market posted strong results during the period.

For the reporting period ended February 29, 2020

■  For the period from its inception on October 31, 2019 through February 29, 2020, AllianzGI Artificial Intelligence & Technology Opportunities Fund returned 0.99% on net asset value ("NAV") and -9.92% on market price.

■  For the 12 months ended February 29, 2020, AllianzGI Convertible & Income 2024 Target Term Fund returned 7.30% on NAV and 7.63% on market price.

■  For the 12 months ended February 29, 2020, AllianzGI Convertible & Income Fund returned 6.52% on NAV and -8.51% on market price.

■  For the 12 months ended February 29, 2020, AllianzGI Convertible & Income Fund II returned 6.26% on NAV and -6.98% on market price.

During the 12-month period ended February 29, 2020, the Standard & Poor's ("S&P") 500 Index, an unmanaged index generally representative of the US stock market, returned 8.19% and the ICE BofA High Yield Master II Index, an unmanaged index generally representative of the high-yield bond market, returned 5.91%. Convertible securities, which share characteristics of both stocks and bonds, generated even stronger results. The ICE BofA US Convertible Index, an unmanaged index generally representative of the convertible securities market, returned 11.59%.

Turning to the US economy, gross domestic product ("GDP"), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 3.1% annual pace during the first quarter of 2019. The US economy then grew at a 2.0% and 2.1% annual pace during the second and third quarters of 2019, respectively. Finally, the United States Department of Commerce's second estimate for fourth quarter 2019 GDP growth was 2.1%.

Looking back, the US Federal Reserve (the "Fed") raised the federal funds rate four times in 2018, with the last hike pushing the federal funds rate to a range between 2.25% and 2.50%. However, at its January 2019 meeting, the Fed signaled a "dovish pivot" and indicated that it expected to pause from tightening monetary policy as it monitored incoming economic data. As expected, at its meetings in July, September and October 2019, the Fed lowered the federal funds rate. The Fed's October rate cut pushed the federal funds rate to a range between 1.50% and 1.75%. At its meeting in January 2020, the Fed repeated its intention to pause from further actions for the time being as it analyzes incoming economic data. Then, on March 3, 2020, after the reporting period ended, the Fed lowered the federal funds rate from a range between 1.50% and 1.75% to a range between 1.00% and 1.25%. Then, on

2 Annual Report | February 29, 2020

March 15, the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. Finally, on March 23, the Fed said, "It has become clear that our economy will face severe disruptions... Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate." This included essentially unlimited purchases of Treasury and mortgage securities. Meanwhile, in March 2020, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy.

Outlook

As of this writing, there is much uncertainty regarding the global economy given the spread of COVID-19. This has resulted in periods of elevated market volatility and a "flight to quality." We have already seen mass quarantines, supply disruptions and market liquidity issues – all of which present headwinds on the global economy. In this environment, we believe investors should aim to keep their portfolios on track by having conviction and actively managing risk.

In addition to COVID-19, major political developments, including US President Donald Trump's bid for a second term in office, warrant careful monitoring. This will likely contribute to wide "risk-on/risk-off" movements as sentiment swings between "riskier" and perceived "safer" asset classes. We expect low beta returns for the overall market, which makes pursuing alpha – in excess of market returns – all the more important.

In our view, central banks will remain a major market driver in 2020, even as their efforts to spark economic growth become less effective and today's ultra-low interest rates provide less room to maneuver. Rates have been negative in Europe and Japan for some time, and the Fed has resumed cutting rates that were already low. Facing dwindling options, we believe central banks will likely continue offering additional stimulus with limited effect. Governments may need to shoulder some of the burden by increasing spending, reducing taxes or both.

On behalf of Allianz Global Investors U.S. LLC, the Funds' investment manager, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com/closedendfunds, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & Chief Executive Officer

Receive this report electronically and eliminate paper mailings.

To enroll, visit: us.allianzgi.com/edelivery.

February 29, 2020 | Annual Report 3

Fund Insights

AllianzGI Artificial Intelligence & Technology
Opportunities Fund / AllianzGI Convertible & Income 2024 Target Term Fund / AllianzGI Convertible & Income Fund / AllianzGI Convertible & Income Fund II

February 29, 2020 (unaudited)

AllianzGI Artificial Intelligence & Technology Opportunities Fund

For the period from inception on October 31, 2019, through February 29, 2020, as provided by the Artificial Intelligence and Income & Growth investment teams.

For the period since the inception of the AllianzGI Artificial Intelligence & Technology Opportunities Fund (the "Fund") through February 29, 2020, the Fund returned 0.99% on net asset value ("NAV") and -9.92% on market price.

Market Environment

The global financial market appreciated strongly during the fourth quarter of 2019, with many asset classes closing the year at or near multi-month highs. The rally meant that equity markets recorded their strongest annual gains in several years. Sentiment was lifted by the agreement of a "phase one" trade deal between the US and China, better-than-expected third-quarter corporate earnings, further central bank easing, and the prospects of strengthening economic activity heading into 2020. The technology, healthcare, and financial services sectors outperformed during the final quarter of 2019.

Throughout the fourth-quarter earnings season in January and February 2020, news of the COVID-19 outbreak in China surfaced. The market initially shrugged off the news with an expectation of containment in China and short-term supply disruption. However, as the virus began to spread globally, the fear and uncertainty shifted to demand destruction resulting in dislocation across many asset classes. All sectors fell, with energy the weakest due to softening demand and price-war among producers. The technology sector slightly outperformed the rest of the market during this volatile period.

Portfolio Specifics

In the equity sleeve, relative performance was driven by sector and industry positioning. From an industry allocation perspective, an overweight allocation to the semiconductor industry within the technology sector contributed to relative performance, while an overweight allocation to the managed health care industry within the health care sector detracted from relative performance.

In the convertible sleeve, sector exposure that contributed positively to relative performance included technology, healthcare and consumer discretionary. Holdings within media finished lower and detracted from performance.

Outlook

Looking forward, we continue to see evolving risks in the global macro market due to the uncertain economic impact of COVID-19. While further market downside is possible near-term and earnings estimates will most likely come down over the next few months,

4 Annual Report | February 29, 2020

Fund Insights

AllianzGI Artificial Intelligence & Technology
Opportunities Fund / AllianzGI Convertible & Income 2024 Target Term Fund / AllianzGI Convertible & Income Fund / AllianzGI Convertible & Income Fund II

February 29, 2020 (unaudited) (continued)

we believe the long-term risk/reward is becoming quite attractive for patient investors. In times of elevated volatility, we believe risk management and staying active is critical to take advantage of opportunities.

With the COVID-19 pandemic continuing to unfold, central banks and governments across the globe have responded to address this public health issue as well as formulate policies to provide support for the underlying economy. China, the first country to be impacted by COVID-19, is already on its recovery path. We believe the various stimulus packages and ongoing enhancements of these policies will ultimately stabilize and positively impact economic activity globally, driving improving corporate profits in the coming year.

Overall, we continue to believe we are at the very early stages of massive disruptive change brought about by advancement in artificial intelligence and its deployment. We believe these changes will drive meaningful growth for companies that are able to take advantage and drive disruption within their respective industries. We believe that company selection will be imperative to capturing the benefits of this opportunity, especially in an environment characterized by disruption and change.

AllianzGI Convertible & Income 2024 Target Term Fund

For the period of March 1, 2019, through February 29, 2020, as provided by Douglas G. Forsyth, CFA, Managing Director, Portfolio Manager.

For the 12-month period ended February 29, 2020, the AllianzGI Convertible & Income 2024 Target Term Fund (the "Fund") returned 7.30% on net asset value ("NAV") and 7.63% on market price.

Market Environment

Risk assets produced positive returns over the reporting period. Senior secured loans and high-yield bonds were higher alongside equities, and convertible bonds benefited from underlying stock price strength. Heading into period-end, risk assets pared gains on COVID-19-related concerns.

Financial results and guidance for most US issuers were generally better than feared with the majority of companies in the S&P 500 Index reporting earnings and revenues above analyst estimates, according to FactSet.

Key economic reports indicated continued US expansion. Third-quarter gross domestic product ("GDP") growth exceeded expectations, unemployment fell to a 50-year low, housing data showed signs of renewed momentum, and consumer sentiment

February 29, 2020 | Annual Report 5

Fund Insights

AllianzGI Artificial Intelligence & Technology
Opportunities Fund / AllianzGI Convertible & Income 2024 Target Term Fund / AllianzGI Convertible & Income Fund / AllianzGI Convertible & Income Fund II

February 29, 2020 (unaudited) (continued)

rebounded. In contrast, manufacturing data remained weak.

In addition to overseas monetary policy stimulus, the US Federal Reserve (the "Fed") reduced rates by a total of 75 basis points in 2019 to a range of 1.50% to 1.75%. In February, Chairman Powell in an unscheduled statement said the Fed would "act as appropriate" to support growth and acknowledged that the COVID-19 outbreak posed fresh risks to the economy. The odds of multiple rate cuts significantly increased into month-end.

Over the reporting period, the 10-year US Treasury yield fell from 2.7% to 1.1%. Both the 10-year and 30-year US Treasury yields reached new all-time lows in February 2020. While the 3-month/10-year US Treasury curve re-inverted by the end of the reporting period, the 2-year/10-year curve remained positive sloping.

Against this backdrop, crude oil settled below $45 per barrel on global demand concerns.

Portfolio Specifics

The Fund benefited from exposure to convertibles, high-yield bonds and senior secured loans. In addition to providing a positive total return, the Fund also provided a high level of income over the reporting period.

In the convertible bond sleeve, sectors that contributed positively to relative performance were consumer staples, materials and utilities. On the other hand, the transportation, financials and consumer discretionary sectors pressured relative performance.

In the high-yield bond sleeve, industry exposure that helped relative performance included energy, telecommunications and aerospace/defense. Conversely, the healthcare, banking and media content industries hindered relative performance.

In the senior secured loan sleeve, the top contributing industries included technology & electronics, gaming and capital goods. The top detracting industries included energy, support services and building materials.

Outlook

The short-term trajectory of global economies and corporate profitability are highly uncertain and evolving due to the headwinds associated with the spread of COVID-19 globally.

In response to this uncertainty, global central banks have announced new and aggressive stimulus, and governments worldwide are implementing emergency fiscal stimulus action to help cushion the economic fallout and prevent the spread of the virus.

The situation continues to move very rapidly and requires close monitoring.

6 Annual Report | February 29, 2020

Fund Insights

AllianzGI Artificial Intelligence & Technology
Opportunities Fund / AllianzGI Convertible & Income 2024 Target Term Fund / AllianzGI Convertible & Income Fund / AllianzGI Convertible & Income Fund II

February 29, 2020 (unaudited) (continued)

AllianzGI Convertible & Income Fund / AllianzGI Convertible & Income Fund II

For the period of March 1, 2019 through February 29, 2020, as provided by Douglas G. Forsyth, CFA, Portfolio Manager.

For the 12-month period ended February 29, 2020, the AllianzGI Convertible & Income Fund and the AllianzGI Convertible & Income Fund II (the "Funds") returned 6.52% and 6.26% on net asset value ("NAV") and -8.51% and -6.98% on market price, respectively.

Market Environment

Risk assets produced positive returns over the reporting period. High-yield bonds were higher alongside equities, and convertible bonds benefited from underlying stock price strength. Heading into period-end, risk assets pared gains on COVID-19-related concerns.

Financial results and guidance for most US issuers were generally better than feared with the majority of companies in the S&P 500 Index reporting earnings and revenues above analyst estimates, according to FactSet.

Key economic reports indicated continued US expansion. Third-quarter gross domestic product ("GDP") growth exceeded expectations, unemployment fell to a 50-year low, housing data showed signs of renewed momentum, and consumer sentiment rebounded. In contrast, manufacturing data remained weak.

In addition to overseas monetary policy stimulus, the US Federal Reserve (the "Fed") reduced rates by a total of 75 basis points in 2019 to a range of 1.50% to 1.75%. In February, Chairman Powell in an unscheduled statement said the Fed would "act as appropriate" to support growth and acknowledged that the COVID-19 outbreak posed fresh risks to the economy. The odds of multiple rate cuts significantly increased into month-end.

Over the reporting period, the 10-year US Treasury yield fell from 2.7% to 1.1%. Both the 10-year and 30-year US Treasury yields reached new all-time lows in February 2020. While the 3-month/10-year US Treasury curve re-inverted by the end of the reporting period, the 2-year/10-year curve remained positive sloping.

Against this backdrop, crude oil settled below $45 per barrel on global demand concerns.

Portfolio Specifics

The Funds achieved a goal of providing income over the reporting period.

In the convertible sleeves, sectors that contributed positively to relative performance were telecommunications, utilities and consumer staples. On the other hand, the consumer discretionary, healthcare and

February 29, 2020 | Annual Report 7

Fund Insights

AllianzGI Artificial Intelligence & Technology
Opportunities Fund / AllianzGI Convertible & Income 2024 Target Term Fund / AllianzGI Convertible & Income Fund / AllianzGI Convertible & Income Fund II

February 29, 2020 (unaudited) (continued)

energy sectors pressured relative performance.

In the high yield sleeves, industries that aided relative performance were energy, automotive and support-services. In contrast, the retail, financial services and media content industries detracted from relative performance.

Outlook

The short-term trajectory of global economies and corporate profitability are highly uncertain and evolving due to the headwinds associated with the spread of COVID-19 globally.

In response to this uncertainty, global central banks have announced new and aggressive stimulus, and governments worldwide are implementing emergency fiscal stimulus action to help cushion the economic fallout and prevent the spread of the virus.

The situation continues to move very rapidly and requires close monitoring.

8 Annual Report | February 29, 2020

Performance and Statistics

AllianzGI Artificial Intelligence & Technology Opportunities Fund

February 29, 2020 (unaudited)

Total Return(1)	Market Price	NAV
Commencement of Operations (10/31/19) to 2/29/20	-9.92%	0.99%

Market Price/NAV Performance

Commencement of Operations (10/31/19) to 2/29/20

Market Price/NAV

Market Price	$17.72
NAV(2)	$19.89
Discount to NAV	-10.91%
Market Price Yield(6)	3.12%

Investment Allocation

(as a % of total investments)

See "Notes to Performance and Statistics" on page 13.

February 29, 2020 | Annual Report 9

Performance and Statistics

AllianzGI Convertible & Income 2024 Target Term Fund

February 29, 2020 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	7.63%	7.30%
Commencement of Operations (6/30/17) to 2/29/20	2.39%	5.67%

Market Price/NAV Performance

Commencement of Operations (6/30/17) to 2/29/20

Market Price/NAV

Market Price	$9.14
NAV(2)	$9.85
Discount to NAV	-7.21%
Market Price Yield(6)	6.04%
Leverage(4)	27.92%

S&P Global Ratings*

(as a % of total investments)

See "Notes to Performance and Statistics" on page 13.

10 Annual Report | February 29, 2020

Performance and Statistics

AllianzGI Convertible & Income Fund

February 29, 2020 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	-8.51%	6.52%
5 Year	0.58%	3.06%
10 Year	6.29%	7.74%
Commencement of Operations (3/31/03) to 2/29/20	6.34%	7.07%

Market Price/NAV Performance

Commencement of Operations (3/31/03) to 2/29/20

Market Price/NAV

Market Price	$5.10
NAV(2)	$5.33
Discount to NAV	-4.32%
Market Price Yield(3)	8.02%
Leverage(5)	42.23%

S&P Global Ratings*

(as a % of total investments)

See "Notes to Performance and Statistics" on page 13.

February 29, 2020 | Annual Report 11

Performance and Statistics

AllianzGI Convertible & Income Fund II

February 29, 2020 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	-6.98%	6.26%
5 Year	-0.56%	3.02%
10 Year	5.81%	7.73%
Commencement of Operations (7/31/03) to 2/29/20	5.32%	6.14%

Market Price/NAV Performance

Commencement of Operations (7/31/03) to 2/29/20

Market Price/NAV

Market Price	$4.54
NAV(2)	$4.79
Discount to NAV	-5.22%
Market Price Yield(3)	7.80%
Leverage(5)	42.70%

S&P Global Ratings*

(as a % of total investments)

See "Notes to Performance and Statistics" on page 13.

12 Annual Report | February 29, 2020

Performance and Statistics

AllianzGI Artificial Intelligence & Technology Opportunities Fund

AllianzGI Convertible & Income Funds

February 29, 2020 (unaudited)

Notes to Performance and Statistics:

* Credit ratings apply to the underlying holdings of the Funds and not the Funds themselves and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by S&P Global Ratings ("S&P"). Presentations of credit ratings information in this report use ratings provided by S&P for this purpose, among other reasons, because of the access to background information and other materials provided by S&P, as well as the Funds' considerations of industry practice. Bonds not rated by S&P, or bonds that do not have a rating available from S&P, or bonds that had a rating withdrawn by S&P are designated as "NR" or "NA", respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer's current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, Allianz Global Investors U.S. LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for each Fund's shares, or changes in each Fund's dividends.

An investment in each Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Funds' financial statements may differ from this NAV due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current (declared March 2, 2020) monthly dividend per common share (comprised of net investment income) by the market price per common share at February 29, 2020.

(4) Represents amounts drawn under the SSB Facility (as defined herein) ("Leverage") outstanding, as a percentage of total managed assets as of February 29, 2020. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

(5) Represents Preferred Shares and amounts drawn under the SSB Facility (as defined herein) ("Leverage") outstanding, as a percentage of total managed assets as of February 29, 2020. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

(6) Market Price Yield is determined by dividing the annualized current (declared March 2, 2020) monthly dividend per common share (comprised of net investment income and net capital gains, if any) by the market price per common share at February 29, 2020.

February 29, 2020 | Annual Report 13

Schedule of Investments

AllianzGI Artificial Intelligence & Technology Opportunities Fund

February 29, 2020

Shares		Value
Common Stock – 44.9%
	Auto Components – 1.0%
85,770	Aptiv PLC	$6,699,495
	Banks – 1.7%
120,700	Citigroup, Inc.	7,659,622
32,905	JPMorgan Chase & Co.	3,820,600
		11,480,222
	Capital Markets – 0.8%
27,700	Goldman Sachs Group, Inc.	5,561,329
	Communications Equipment – 0.6%
26,540	Motorola Solutions, Inc.	4,397,147
	Consumer Finance – 0.7%
18,000	LendingTree, Inc. (d)	4,964,760
	Electronic Equipment, Instruments & Components – 1.9%
31,430	Cognex Corp.	1,399,892
363,510	Flex Ltd. (d)	4,038,596
66,600	Keysight Technologies, Inc. (d)	6,311,016
36,330	Trimble, Inc. (d)	1,434,309
		13,183,813
	Entertainment – 1.4%
84,835	Roku, Inc. (d)	9,643,194
	Equity Real Estate Investment Trusts (REITs) – 1.5%
18,015	Equinix, Inc.	10,318,992
	Healthcare Equipment & Supplies – 0.7%
9,185	Intuitive Surgical, Inc. (d)	4,904,423
	Healthcare Providers & Services – 4.1%
46,520	Anthem, Inc.	11,959,827
64,120	Centene Corp. (d)	3,399,642
48,675	UnitedHealth Group, Inc.	12,410,178
		27,769,647
	Hotels, Restaurants & Leisure – 1.6%
38,055	Hilton Worldwide Holdings, Inc.	3,698,946
91,500	Starbucks Corp.	7,176,345
		10,875,291
	Industrial Conglomerates – 1.1%
46,775	Honeywell International, Inc.	7,585,502
	Insurance – 0.8%
70,115	Progressive Corp.	5,129,613

14 Annual Report | February 29, 2020

Schedule of Investments

AllianzGI Artificial Intelligence & Technology Opportunities Fund

February 29, 2020 (continued)

Shares		Value
	Interactive Media & Services – 2.9%
7,255	Alphabet, Inc., Class A (d)	$9,716,259
46,955	Facebook, Inc., Class A (d)	9,037,429
40,505	TripAdvisor, Inc.	949,842
		19,703,530
	Internet & Direct Marketing Retail – 1.3%
4,645	Amazon.com, Inc. (d)	8,750,019
	IT Services – 3.8%
25,085	Mastercard, Inc., Class A	7,280,921
44,740	Okta, Inc. (d)	5,729,405
48,485	Twilio, Inc., Class A (d)	5,461,350
39,775	Visa, Inc., Class A	7,229,504
		25,701,180
	Life Sciences Tools & Services – 0.7%
35,510	IQVIA Holdings, Inc. (d)	4,953,290
	Machinery – 1.4%
60,715	Deere & Co.	9,500,683
	Semiconductors & Semiconductor Equipment – 9.3%
33,495	Analog Devices, Inc.	3,652,630
128,680	Applied Materials, Inc.	7,478,882
12,650	ASML Holding NV	3,500,382
101,635	Cohu, Inc.	2,080,468
59,615	Intel Corp.	3,309,825
23,120	Lam Research Corp.	6,784,102
462,055	Marvell Technology Group Ltd.	9,841,771
207,320	Micron Technology, Inc. (d)	10,896,739
50,215	MKS Instruments, Inc.	5,031,041
76,860	NXP Semiconductors NV	8,738,213
39,290	Teradyne, Inc.	2,308,680
		63,622,733
	Software – 6.9%
99,650	Cadence Design Systems, Inc. (d)	6,590,851
102,860	Crowdstrike Holdings, Inc., Class A (d)	6,134,570
81,425	Microsoft Corp.	13,191,664
36,270	New Relic, Inc. (d)	2,040,550
50,215	Salesforce.com, Inc. (d)	8,556,636
15,285	ServiceNow, Inc. (d)	4,984,286
12,345	Trade Desk, Inc., Class A (d)	3,546,101
11,475	Workday, Inc., Class A (d)	1,988,044
		47,032,702
	Technology Hardware, Storage & Peripherals – 0.7%
92,985	Seagate Technology PLC	4,458,631
Total Common Stock (cost-$330,503,159)		306,236,196

February 29, 2020 | Annual Report 15

Schedule of Investments

AllianzGI Artificial Intelligence & Technology Opportunities Fund

February 29, 2020 (continued)

Principal Amount (000s)		Value
Convertible Bonds & Notes – 44.4%
	Auto Components – 0.9%
$6,250	Meritor, Inc., 3.25%, 10/15/37	$6,525,179
	Auto Manufacturers – 1.0%
3,450	Tesla, Inc., 1.25%, 3/1/21	6,564,674
	Biotechnology – 0.8%
4,600	Illumina, Inc., 0.50%, 6/15/21	5,447,090
	Commercial Services – 2.8%
6,000	Chegg, Inc., 0.125%, 3/15/25 (a)(b)	6,273,000
5,400	Euronet Worldwide, Inc., 0.75%, 3/15/49	5,941,706
5,500	Square, Inc., 0.50%, 5/15/23	7,140,196
		19,354,902
	Computers – 3.6%
6,500	CyberArk Software Ltd., 0.01%, 11/15/24 (a)(b)	6,496,442
5,500	Lumentum Holdings, Inc., 0.50%, 12/15/26 (a)(b)	5,943,205
6,250	Pure Storage, Inc., 0.125%, 4/15/23	6,118,120
4,500	Rapid7, Inc., 1.25%, 8/1/23	5,851,338
		24,409,105
	Electronics – 1.0%
6,500	OSI Systems, Inc., 1.25%, 9/1/22	6,633,495
	Healthcare-Products – 1.7%
4,400	CONMED Corp., 2.625%, 2/1/24	5,374,665
5,850	Insulet Corp., 0.375%, 9/1/26 (a)(b)	6,580,542
		11,955,207
	Healthcare-Services – 0.9%
2,500	Teladoc Health, Inc., 1.375%, 5/15/25	6,051,635
	Internet – 5.8%
5,550	IAC FinanceCo 3, Inc., 2.00%, 1/15/30 (a)(b)	5,918,625
5,600	Palo Alto Networks, Inc., 0.75%, 7/1/23	5,719,903
6,900	Proofpoint, Inc., 0.25%, 8/15/24 (a)(b)	6,930,188
6,000	Q2 Holdings, Inc., 0.75%, 6/1/26 (a)(b)	6,728,595
7,000	Snap, Inc., 0.75%, 8/1/26 (a)(b)	7,132,961
7,000	Zillow Group, Inc., 1.50%, 7/1/23	7,345,106
		39,775,378
	Media – 1.6%
5,000	DISH Network Corp., 3.375%, 8/15/26	4,840,037
5,000	Liberty Media Corp., 1.00%, 1/30/23	5,931,027
		10,771,064
	Pharmaceuticals – 1.9%
3,625	DexCom, Inc., 0.75%, 12/1/23	6,430,824
4,900	Horizon Pharma Investment Ltd., 2.50%, 3/15/22	6,315,579
		12,746,403

16 Annual Report | February 29, 2020

Schedule of Investments

AllianzGI Artificial Intelligence & Technology Opportunities Fund

February 29, 2020 (continued)

Principal Amount (000s)		Value
	Semiconductors – 4.7%
$5,000	Inphi Corp., 0.75%, 9/1/21	$7,134,375
9,500	Microchip Technology, Inc., 1.625%, 2/15/27	12,270,030
10,650	ON Semiconductor Corp., 1.625%, 10/15/23	12,726,718
		32,131,123
	Software – 16.0%
5,400	Akamai Technologies, Inc., 0.125%, 5/1/25	6,057,578
6,700	Alteryx, Inc., 0.50%, 8/1/24 (a)(b)	7,253,694
3,470	Atlassian, Inc., 0.625%, 5/1/23	6,392,699
5,000	Benefitfocus, Inc., 1.25%, 12/15/23	4,087,000
5,500	Coupa Software, Inc., 0.125%, 6/15/25 (a)(b)	6,649,669
5,200	DocuSign, Inc., 0.50%, 9/15/23	7,089,157
5,500	Envestnet, Inc., 1.75%, 6/1/23	6,874,775
7,000	Everbridge, Inc., 0.125%, 12/15/24 (a)(b)	8,192,386
3,450	Five9, Inc., 0.125%, 5/1/23	6,357,993
5,870	Guidewire Software, Inc., 1.25%, 3/15/25	6,922,656
6,000	j2 Global, Inc., 1.75%, 11/1/26 (a)(b)	5,957,507
4,900	LivePerson, Inc., 0.75%, 3/1/24 (a)(b)	5,043,019
4,000	MongoDB, Inc., 0.25%, 1/15/26 (a)(b)	4,235,155
7,000	Nutanix, Inc., zero coupon, 1/15/23	6,576,382
3,000	Pegasystems, Inc., 0.75%, 3/1/25 (a)(b)	2,991,896
4,000	RingCentral, Inc., zero coupon, 3/1/25 (a)(b)	3,954,500
6,500	Splunk, Inc., 0.50%, 9/15/23	7,806,735
6,000	Zynga, Inc., 0.25%, 6/1/24 (a)(b)	6,539,189
		108,981,990
	Telecommunications – 1.7%
5,000	Viavi Solutions, Inc., 1.00%, 3/1/24	6,006,530
6,285	Vonage Holdings Corp., 1.75%, 6/1/24 (a)(b)	5,999,866
		12,006,396
Total Convertible Bonds & Notes (cost-$301,753,510)		303,353,641
Shares
Convertible Preferred Stock – 6.3%
	Banks – 0.9%
4,100	Wells Fargo & Co. 7.50%, Ser. L (c)	6,170,500
	Equity Real Estate Investment Trusts (REITs) – 1.4%
7,300	Crown Castle International Corp. 6.875%, 8/1/20, Ser. A	9,304,507
	Healthcare-Products – 1.8%
11,400	Danaher Corp., 4.75%, 4/15/22, Ser. A	12,533,730
	Insurance – 0.5%
27,500	Assurant, Inc. 6.50%, 3/15/21, Ser. D	3,304,813
	Semiconductors – 1.7%
11,250	Broadcom, Inc. 8.00%, 9/30/22, Ser. A	11,634,187
Total Convertible Preferred Stock (cost-$43,804,537)		42,947,737

February 29, 2020 | Annual Report 17

Schedule of Investments

AllianzGI Artificial Intelligence & Technology Opportunities Fund

February 29, 2020 (continued)

Principal Amount (000s)		Value
Repurchase Agreements – 4.5%
$30,803	State Street Bank and Trust Co., dated 2/28/20, 0.25%, due 3/2/20, proceeds $30,803,642; collateralized by U.S. Treasury Notes, 1.50%, due 1/15/23, valued at $31,422,165 including accrued interest (cost-$30,803,000)	$30,803,000
Total Investments (cost-$706,864,206) – 100.1%		683,340,574
Liabilities in excess of other assets – (0.1)%		(524,554)
Net Assets – 100.0%		$682,816,020

Notes to Schedule of Investments:

(a)  Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $108,820,439, representing 15.9% of net assets.

(b)  144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $108,820,439, representing 15.9% of net assets.

(c)  Perpetual maturity. The date shown, if any, is the next call date.

(d)  Non-income producing.

(e)  Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/29/20
Investments in Securities – Assets
Common Stock	$306,236,196	$–	–	$306,236,196
Convertible Bonds & Notes	–	303,353,641	–	303,353,641
Convertible Preferred Stock
Insurance	–	3,304,813	–	3,304,813
All Other	39,642,924	–	–	39,642,924
Repurchase Agreements	–	30,803,000	–	30,803,000
Totals	$345,879,120	$337,461,454	–	$683,340,574

Glossary:

REIT  -  Real Estate Investment Trust

18 Annual Report | February 29, 2020 | See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

February 29, 2020

Principal Amount (000s)		Value
Convertible Bonds & Notes – 52.7%
	Auto Components – 0.6%
$1,000	Meritor, Inc., 3.25%, 10/15/37 (j)	$1,044,029
	Beverages – 1.4%
2,500	Luckin Coffee, Inc., 0.75%, 1/15/25 (a)(c)(j)	2,471,981
	Biotechnology – 3.6%
2,000	Insmed, Inc., 1.75%, 1/15/25	2,006,250
2,000	Intercept Pharmaceuticals, Inc., 3.25%, 7/1/23	1,911,696
3,000	Ligand Pharmaceuticals, Inc., 0.75%, 5/15/23	2,618,123
		6,536,069
	Building Materials – 1.6%
3,000	Patrick Industries, Inc., 1.00%, 2/1/23 (g)	2,886,073
	Commercial Services – 1.6%
3,000	Macquarie Infrastructure Corp., 2.00%, 10/1/23	2,880,000
	Computers – 3.5%
3,000	Pure Storage, Inc., 0.125%, 4/15/23	2,936,697
1,000	Vocera Communications, Inc., 1.50%, 5/15/23	1,054,528
2,300	Western Digital Corp., 1.50%, 2/1/24 (j)	2,263,200
		6,254,425
	Diversified Financial Services – 1.7%
3,000	PRA Group, Inc., 3.00%, 8/1/20 (j)	3,005,364
	Electronics – 1.6%
3,000	II-VI, Inc., 0.25%, 9/1/22	2,986,875
	Energy-Alternate Sources – 3.3%
3,000	Pattern Energy Group, Inc., 4.00%, 7/15/20	3,071,152
3,215	SunPower Corp., 4.00%, 1/15/23 (j)	2,921,631
		5,992,783
	Engineering & Construction – 1.9%
1,000	Dycom Industries, Inc., 0.75%, 9/15/21 (j)	942,983
2,500	Tutor Perini Corp., 2.875%, 6/15/21	2,427,374
		3,370,357
	Entertainment – 0.8%
1,500	Live Nation Entertainment, Inc., 2.00%, 2/15/25 (a)(c)	1,481,526
	Equity Real Estate Investment Trusts (REITs) – 3.0%
1,000	Blackstone Mortgage Trust, Inc., 4.375%, 5/5/22	1,037,247
2,750	Two Harbors Investment Corp., 6.25%, 1/15/22	2,842,812
1,500	Western Asset Mortgage Capital Corp., 6.75%, 10/1/22	1,502,609
		5,382,668
	Healthcare-Services – 0.6%
1,000	Invitae Corp., 2.00%, 9/1/24 (a)(c)	1,050,370

February 29, 2020 | Annual Report 19

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

February 29, 2020 (continued)

Principal Amount (000s)		Value
	Internet – 3.9%
$3,350	Boingo Wireless, Inc., 1.00%, 10/1/23 (g)	$3,074,589
3,000	FireEye, Inc., 1.625%, 6/1/35, Ser. B	2,899,500
1,000	Zillow Group, Inc., 1.50%, 7/1/23	1,049,301
		7,023,390
	Investment Companies – 0.9%
1,465	Prospect Capital Corp., 6.375%, 3/1/25	1,582,457
	Media – 1.5%
3,000	DISH Network Corp., 2.375%, 3/15/24	2,800,261
	Oil, Gas & Consumable Fuels – 2.0%
2,000	Helix Energy Solutions Group, Inc., 4.25%, 5/1/22	1,973,830
2,000	Oil States International, Inc., 1.50%, 2/15/23 (g)	1,642,500
		3,616,330
	Pharmaceuticals – 1.1%
2,000	Flexion Therapeutics, Inc., 3.375%, 5/1/24	1,942,600
	Semiconductors – 0.7%
1,300	Veeco Instruments, Inc., 2.70%, 1/15/23	1,240,382
	Software – 10.7%
3,000	Alteryx, Inc., 0.50%, 8/1/24 (a)(c)	3,247,923
2,500	Avaya Holdings Corp., 2.25%, 6/15/23 (g)(j)	2,277,889
3,000	Benefitfocus, Inc., 1.25%, 12/15/23 (g)	2,452,200
2,000	Evolent Health, Inc., 2.00%, 12/1/21	1,883,810
3,000	New Relic, Inc., 0.50%, 5/1/23 (j)	2,819,836
3,000	Nutanix, Inc., zero coupon, 1/15/23	2,818,450
3,000	Pluralsight, Inc., 0.375%, 3/1/24 (a)(c)	2,697,522
1,000	RingCentral, Inc., zero coupon, 3/1/25 (c)	990,625
		19,188,255
	Telecommunications – 2.7%
2,000	Infinera Corp., 2.125%, 9/1/24	1,992,690
3,000	Vonage Holdings Corp., 1.75%, 6/1/24 (a)(c)	2,863,898
		4,856,588
	Transportation – 4.0%
3,065	Air Transport Services Group, Inc., 1.125%, 10/15/24 (g)	2,769,285
2,000	Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/22 (g)	1,882,640
2,750	Greenbrier Cos., Inc., 2.875%, 2/1/24 (g)	2,540,718
		7,192,643
Total Convertible Bonds & Notes (cost-$94,343,499)		94,785,426

20 Annual Report | February 29, 2020

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

February 29, 2020 (continued)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 49.8%
	Aerospace & Defense – 3.5%
$3,000	TransDigm, Inc., 6.50%, 7/15/24 (j)	$3,073,755
3,000	Triumph Group, Inc., 6.25%, 9/15/24 (a)(c)(j)	3,122,505
		6,196,260
	Chemicals – 0.4%
800	Chemours Co., 6.625%, 5/15/23 (j)	772,332
	Commercial Services – 0.9%
1,500	RR Donnelley & Sons Co., 7.00%, 2/15/22	1,556,718
	Computers – 0.9%
1,500	Dell International LLC, 7.125%, 6/15/24 (a)(c)(j)	1,571,250
	Diversified Financial Services – 4.1%
2,372	CCF Holdings LLC, PIK 10.75%, 10.75%, 12/15/23 (a)(c)(e)(f)	1,001,932
2,000	Community Choice Financial Issuer LLC, 9.00%, 6/15/23 (cost-$2,000,000; purchased 9/6/18) (a)(c)(h)	2,002,500
2,000	Navient Corp., 7.25%, 9/25/23 (j)	2,154,980
2,000	Springleaf Finance Corp., 8.25%, 10/1/23	2,285,830
		7,445,242
	Engineering & Construction – 1.2%
2,000	AECOM, 5.875%, 10/15/24	2,199,170
	Entertainment – 3.7%
2,000	Cedar Fair L.P., 5.375%, 6/1/24 (g)	2,040,830
1,500	International Game Technology PLC, 6.50%, 2/15/25 (a)(c)(j)	1,627,485
3,000	Lions Gate Capital Holdings LLC, 6.375%, 2/1/24 (a)(c)(j)	2,947,470
		6,615,785
	Healthcare-Services – 3.0%
1,500	DaVita, Inc., 5.125%, 7/15/24 (g)	1,523,123
1,500	HCA, Inc., 7.50%, 2/15/22 (g)(j)	1,660,470
2,000	Tenet Healthcare Corp., 8.125%, 4/1/22 (j)	2,170,460
		5,354,053
	Lodging – 1.1%
2,000	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(c)(j)	1,967,480
	Machinery-Construction & Mining – 1.7%
3,000	Terex Corp., 5.625%, 2/1/25 (a)(c)(j)	3,048,750
	Media – 6.2%
1,870	CCO Holdings LLC, 5.125%, 5/1/23 (a)(c)(g)	1,895,778
1,431	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24 (a)(c)(j)	1,523,421
1,500	CSC Holdings LLC, 6.75%, 11/15/21 (g)(j)	1,590,405
	DISH DBS Corp.,
2,000	5.875%, 7/15/22 (j)	2,090,460
1,000	5.875%, 11/15/24 (j)	1,027,815
1,000	6.75%, 6/1/21	1,037,330
2,000	Nexstar Broadcasting, Inc., 5.625%, 8/1/24 (a)(c)(g)(j)	2,061,170
		11,226,379

February 29, 2020 | Annual Report 21

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

February 29, 2020 (continued)

Principal Amount (000s)		Value
	Mining – 6.2%
$3,000	Alcoa Nederland Holding BV, 6.75%, 9/30/24 (a)(c)(j)	$3,082,530
3,000	Constellium SE, 6.625%, 3/1/25 (a)(c)(j)	3,090,030
2,000	Hudbay Minerals, Inc., 7.625%, 1/15/25 (a)(c)(j)	1,930,830
3,000	Joseph T. Ryerson & Son, Inc., 11.00%, 5/15/22 (a)(c)	3,120,021
		11,223,411
	Miscellaneous Manufacturing – 0.8%
1,500	Koppers, Inc., 6.00%, 2/15/25 (a)(c)(j)	1,481,235
	Oil, Gas & Consumable Fuels – 2.3%
	Callon Petroleum Co.,
2,000	6.125%, 10/1/24 (j)	1,590,000
1,500	6.25%, 4/15/23	1,271,265
1,500	Oasis Petroleum, Inc., 6.875%, 3/15/22 (j)	1,181,250
		4,042,515
	Paper & Forest Products – 1.1%
2,000	Mercer International, Inc., 7.375%, 1/15/25	2,025,830
	Real Estate – 1.1%
2,000	Kennedy-Wilson, Inc., 5.875%, 4/1/24	2,037,520
	Retail – 1.1%
2,000	Conn's, Inc., 7.25%, 7/15/22	1,980,624
	Software – 1.3%
2,500	Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)(c)(j)	2,400,000
	Telecommunications – 7.0%
2,000	CenturyLink, Inc., 7.50%, 4/1/24, Ser. Y (j)	2,245,830
2,000	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(c)(j)	2,107,480
2,000	Consolidated Communications, Inc., 6.50%, 10/1/22 (j)	1,930,000
1,500	Hughes Satellite Systems Corp., 7.625%, 6/15/21 (g)(j)	1,582,320
1,500	Intelsat Jackson Holdings S.A., 5.50%, 8/1/23 (j)	1,293,127
3,000	Sprint Corp., 7.125%, 6/15/24	3,413,745
		12,572,502
	Transportation – 2.2%
	XPO Logistics, Inc. (a)(c),
2,750	6.125%, 9/1/23 (g)(j)	2,812,466
1,125	6.50%, 6/15/22	1,126,328
		3,938,794
Total Corporate Bonds & Notes (cost-$91,581,248)		89,655,850
Senior Loans (a)(b) – 30.9%
	Aerospace & Defense – 0.8%
1,481	TransDigm, Inc., 1 mo. LIBOR + 2.250%, 3.853%, 12/9/25, 2020 Term Loan F	1,451,533
	Airlines – 0.8%
1,492	Allegiant Travel Company, 3 mo. LIBOR + 3.000%, 4.707%, 2/5/24, 2020 Term Loan	1,417,857

22 Annual Report | February 29, 2020

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

February 29, 2020 (continued)

Principal Amount (000s)		Value
	Auto Components – 0.8%
	Adient US LLC, 5/6/24, Term Loan B
$375	3 mo. LIBOR + 4.000%, 5.742%	$368,906
1,118	3 mo. LIBOR + 4.000%, 5.945%	1,099,341
		1,468,247
	Automobiles – 0.5%
906	Winnebago Industries, Inc., 1 mo. LIBOR + 3.500%, 5.168%, 11/8/23, 2017 Term Loan	903,545
	Chemicals – 0.4%
752	PQ Corporation, 3 mo. LIBOR + 2.250%, 4.027%, 2/7/27, 2018 Term Loan B	741,018
	Commercial Services & Supplies – 0.5%
935	Advanced Disposal Services, Inc., 1 Week LIBOR + 2.250%, 3.833%, 11/10/23, Term Loan B3	934,581
	Communications Equipment – 0.8%
1,500	CommScope, Inc., 1 mo. LIBOR + 3.250%, 4.853%, 4/6/26, 2019 Term Loan B	1,479,375
	Construction & Engineering – 0.6%
1,026	KBR, Inc., 1 mo. LIBOR + 2.750%, 4.353%, 2/5/27, 2020 Term Loan B	1,022,467
	Distribution/Wholesale – 0.5%
968	IAA, Inc., 1 mo. LIBOR + 2.250%, 3.875%, 6/28/26, Term Loan B	966,291
	Diversified Telecommunication Services – 1.1%
1,000	Intelsat Jackson Holdings S.A., 1 mo. LIBOR + 3.750%, 5.682%, 11/27/23, 2017 Term Loan B3	989,580
987	Sprint Communications, Inc., 1 mo. LIBOR + 2.500%, 4.125%, 2/2/24, 1st Lien Term Loan B	979,905
		1,969,485
	Entertainment – 2.1%
993	AMC Entertainment Holdings, Inc., 1 mo. LIBOR + 3.000%, 4.610%, 4/22/26, 2019 Term Loan B	963,350
1,500	Delta 2 (LUX) S.a.r.l., 1 mo. LIBOR + 2.500%, 4.103%, 2/1/24, 2018 USD Term Loan	1,453,125
1,315	Stars Group Holdings B.V. (The), 3 mo. LIBOR + 3.500%, 7/10/25, 2018 USD Incremental Term Loan (d)	1,314,461
		3,730,936
	Food & Staples Retailing – 0.5%
975	US Foods, Inc., 1 mo. LIBOR + 1.750%, 3.353%, 6/27/23, 2016 Term Loan B	966,219
	Healthcare-Products – 1.0%
912	Avantor, Inc., 1 mo. LIBOR + 2.250%, 3.853%, 11/21/24, USD Term Loan B3	907,303
965	Ortho-Clinical Diagnostics S.A., 1 mo. LIBOR + 3.250%, 4.905%, 6/30/25, 2018 Term Loan B	921,575
		1,828,878

February 29, 2020 | Annual Report 23

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

February 29, 2020 (continued)

Principal Amount (000s)		Value
	Holding Companies-Diversified – 0.4%
$998	Travelport Finance (Luxembourg) S.a.r.l., 3 mo. LIBOR + 5.000%, 6.945%, 5/29/26, 2019 Term Loan	$773,686
	Hotels, Restaurants & Leisure – 2.7%
614	Boyd Gaming Corporation, 1 Week LIBOR + 2.250%, 3.829%, 9/15/23, Term Loan B3	608,239
965	Golden Entertainment, Inc., 1 mo. LIBOR + 3.000%, 4.620%, 10/21/24, 2017 1st Lien Term Loan	948,113
975	Playa Resorts Holding B.V., 1 mo. LIBOR + 2.750%, 4.350%, 4/29/24, 2017 Term Loan B	911,655
	Scientific Games International, Inc., 8/14/24, 2018 Term Loan B5
193	2 mo. LIBOR + 2.750%, 4.353%	188,387
786	1 mo. LIBOR + 2.750%, 4.369%	765,014
1,483	SeaWorld Parks & Entertainment, Inc., 1 mo. LIBOR + 3.000%, 4.603%, 3/31/24, Term Loan B5	1,433,415
		4,854,823
	Internet – 1.2%
896	Everi Payments, Inc., 1 mo. LIBOR + 2.750%, 4.353%, 5/9/24, Term Loan B	893,994
1,238	Go Daddy Operating Company, LLC, 1 mo. LIBOR + 1.750%, 3.353%, 2/15/24, 2017 Repriced Term Loan	1,223,042
		2,117,036
	Internet Software & Services – 1.6%
746	Blucora, Inc., 2 mo. LIBOR + 3.000%, 4.762%, 5/22/24, 2017 Term Loan B	740,434
	EIG Investors Corp., 2/9/23, 2018 1st Lien Term Loan
6	1 mo. LIBOR + 3.750%, 5.363%	5,948
1,044	3 mo. LIBOR + 3.750%, 5.388%	1,028,371
1,000	Match Group Inc., 3 mo. LIBOR + 1.750%, 3.457%, 2/15/27, 2020 Term Loan B	996,665
		2,771,418
	Leisure Equipment & Products – 0.5%
932	Callaway Golf Company, 1 mo. LIBOR + 4.500%, 6.153%, 1/2/26, Term Loan B	931,165
	Lodging – 0.8%
1,485	Caesars Resort Collection, LLC, 1 mo. LIBOR + 2.750%, 4.353%, 12/23/24, 2017 1st Lien Term Loan B	1,440,303
	Machinery – 1.8%
192	Harsco Corporation, 1 mo. LIBOR + 2.250%, 3.875%, 12/6/24, 2017 Term Loan B1	192,375
1,626	Ingersoll-Rand Services Co., 1 mo. LIBOR + 1.750%, 3.353%, 3/1/27, 2020 USD Term Loan	1,603,431
1,481	Navistar International Corporation, 1 mo. LIBOR + 3.500%, 5.160%, 11/6/24, 2017 1st Lien Term Loan B	1,469,074
		3,264,880

24 Annual Report | February 29, 2020

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

February 29, 2020 (continued)

Principal Amount (000s)		Value
	Media – 4.9%
$932	Gray Television, Inc., 1 mo. LIBOR + 2.250%, 3.912%, 2/7/24, 2017 Term Loan B	$926,754
1,248	Lions Gate Capital Holdings LLC, 1 mo. LIBOR + 2.250%, 3.853%, 3/24/25, 2018 Term Loan B	1,216,846
1,247	Meredith Corporation, 1 mo. LIBOR + 2.500%, 4.103%, 1/31/25, 2020 Term Loan B2	1,238,410
998	Nexstar Broadcasting, Inc., 1 mo. LIBOR + 2.750%, 4.405%, 9/18/26, 2019 Term Loan B4	991,764
1,485	Sinclair Television Group Inc., 1 mo. LIBOR + 2.250%, 3.86%, 1/3/24, Term Loan B2	1,462,443
1,500	Virgin Media Bristol LLC, 1 mo. LIBOR + 2.500%, 4.159%, 1/31/28, USD Term Loan N	1,478,752
1,482	WideOpenWest Finance LLC, 1 mo. LIBOR + 3.250%, 4.889%, 8/18/23, 2017 Term Loan B	1,437,841
		8,752,810
	Metal Fabricate/Hardware – 0.5%
926	Advanced Drainage Systems, Inc., 1 mo. LIBOR + 2.250%, 3.938%, 7/31/26, Term Loan B	923,756
	Oil, Gas & Consumable Fuels – 0.5%
	McDermott Technology Americas, Inc.,
995	3 mo. LIBOR + 5.000%, 6.945%, 5/9/25, 2018 1st Lien Term Loan	587,326
161	3 mo. LIBOR + 10.000%, 11.827%, 10/21/21, Super Priority Term Loan	175,907
73	3 mo. LIBOR + 10.000%, 11.900%, 10/21/21, Super Priority Term Loan	79,958
		843,191
	Pharmaceuticals – 0.6%
988	HLF Financing S.a r.l., 1 mo. LIBOR + 2.750%, 4.353%, 8/18/25, 2018 Term Loan B	981,328
	Pipelines – 0.4%
880	Summit Midstream Partners Holdings, LLC, 1 mo. LIBOR + 6.000%, 7.603%, 5/13/22, Term Loan B	743,758
	Semiconductors & Semiconductor Equipment – 0.8%
1,491	Cohu, Inc., 1 mo. LIBOR + 3.000%, 4.603%, 10/1/25, 2018 Term Loan B	1,461,376
	Software – 1.4%
1,000	Camelot U.S. Acquisition 1 Co., 1 mo. LIBOR + 3.250%, 4.853%, 10/31/26, Term Loan B	997,500
1,496	Upland Software, Inc., 1 mo. LIBOR + 3.750%, 5.353%, 8/6/26, 2019 Term Loan	1,490,639
		2,488,139
	Specialty Retail – 1.0%
982	At Home Holding III Inc., 3 mo. LIBOR + 3.500%, 5.277%, 6/3/22, Term Loan	849,394
861	Burlington Coat Factory Warehouse Corporation, 1 mo. LIBOR + 1.750%, 3.410%, 11/17/24, 2017 Term Loan B5	852,105
		1,701,499

February 29, 2020 | Annual Report 25

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

February 29, 2020 (continued)

Principal Amount (000s)		Value
	Technology Hardware, Storage & Peripherals – 0.8%
$1,500	NCR Corporation, 1 mo. LIBOR + 2.500%, 4.110%, 8/28/26, 2019 Term Loan	$1,496,723
	Textiles, Apparel & Luxury Goods – 0.6%
	G-III Apparel Group, Ltd., 12/01/22, Term Loan B
282	1 mo. LIBOR + 5.250%, 6.875%	284,846
846	1 mo. LIBOR + 5.250%, 6.938%	854,537
		1,139,383
Total Senior Loans (cost-$57,139,995)		55,565,706
Shares
Common Stock (i) – 0.0%
	Banks – 0.0%
6,549	CCF Holdings LLC Class A (cost-$0; purchased 12/18/18) (e)(f)(h)	–	†
7,142	CCF Holdings LLC Class B (cost-$0; purchased 12/12/18) (e)(f)(h)	1
		1
	Energy Equipment & Services – 0.0%
3,760	McDermott International, Inc.	143
Total Common Stock (cost-$–0)		144
Principal Amount (000s)
Repurchase Agreements – 5.6%
$10,054	State Street Bank and Trust Co., dated 2/28/20, 0.25%, due 3/2/20, proceeds $10,054,209; collateralized by U.S. Treasury Notes, 3.125%, due 11/15/28, valued at $10,255,701 including accrued interest (cost-$10,054,000)	10,054,000
Total Investments (cost-$253,118,742) – 139.0%		250,061,126
Liabilities in excess of other assets – (39.0)%		(70,153,769)
Net Assets – 100.0%		$179,907,357

Notes to Schedule of Investments:

†  Actual amount rounds to less than $1

(a)  Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $113,299,587, representing 63.0% of net assets.

(b)  These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the "LIBOR" or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result

26 Annual Report | February 29, 2020

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

February 29, 2020 (continued)

of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on February 29, 2020.

(c)  144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $58,724,506, representing 32.6% of net assets.

(d)  When-issued or delayed-delivery. To be settled/delivered after February 29, 2020.

(e)  Fair-Valued–Securities with an aggregate value of $1,001,933, representing 0.6% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f)  Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)  All or partial amount segregated for the benefit of the counterparty as collateral for long-term and short-term loan financing.

(h)  Restricted. The aggregate cost of such securities is $2,000,000. The aggregate value is $2,002,501, representing 1.1% of net assets.

(i)  Non-income producing.

(j)  All or a portion of this security is on loan pursuant to the Liquidity Facility. The aggregate value of securities on loan is $51,038,665.

(k)  Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/29/20
Investments in Securities – Assets
Convertible Bonds & Notes	$–	$94,785,426	$–	$94,785,426
Corporate Bonds & Notes:
Diversified Financial Services	–	6,443,310	1,001,932	7,445,242
All Other	–	82,210,608	–	82,210,608
Senior Loans	–	55,565,706	–	55,565,706
Common Stock:
Banks	–	–	1	1
Energy Equipment & Services	143	–	–	143
Repurchase Agreements	–	10,054,000	–	10,054,000
Totals	$143	$249,059,050	$1,001,933	$250,061,126

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended February 29, 2020, was as follows:

	Beginning Balance 2/28/19	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 2/29/20
Investments in Securities – Assets
Corporate Bonds & Notes:
Diversified Financial Services	$1,040,092	$238,221	†	–	$26,223	–	$(302,604)	–	–	$1,001,932
Common Stock:
Banks	1	–		–	–	–	–	–	–	1
Totals	$1,040,093	$238,221		–	$26,223	–	$(302,604)	–	–	$1,001,933

† Payment-in-Kind

The table above may include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

February 29, 2020 | Annual Report 27

Schedule of Investments

AllianzGI Convertible & Income 2024 Target Term Fund

February 29, 2020 (continued)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at February 29, 2020.

	Ending Balance at 2/29/20	Valuation Technique Used	Unobservable Inputs	Input Values (Range)
Investments in Securities – Assets
Corporate Bonds & Notes:
Diversified Financial Services	$1,001,932	Market and Company Comparables	EV Multiples Illiquidity Discount	1.76 20%	x (0.38x – 5.08x)

The table above does not include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Fair Value Measurements Note.

The net change in unrealized appreciation/depreciation of Level 3 investments held at February 29, 2020 was $(302,604). The net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

Glossary:

LIBOR  -  London Inter-Bank Offered Rate

PIK  -  Payment-in-Kind

REIT  -  Real Estate Investment Trust

28 Annual Report | February 29, 2020 | See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund

February 29, 2020

Principal Amount (000s)		Value
	CORPORATE BONDS & NOTES – 35.6%
	Advertising – 0.2%
$1,530	National CineMedia LLC, 5.875%, 4/15/28 (a)(b)	$1,567,703
	Aerospace & Defense – 1.2%
	TransDigm, Inc.,
3,240	5.50%, 11/15/27 (a)(b)	3,242,106
5,620	6.50%, 5/15/25	5,812,682
955	Triumph Group, Inc., 6.25%, 9/15/24 (a)(b)	993,997
		10,048,785
	Auto Components – 0.9%
2,955	Adient U.S. LLC, 7.00%, 5/15/26 (a)(b)	3,082,437
1,730	Goodyear Tire & Rubber Co., 5.00%, 5/31/26	1,705,175
3,010	Panther BF Aggregator 2 L.P., 8.50%, 5/15/27 (a)(b)	3,068,243
		7,855,855
	Auto Manufacturers – 0.8%
2,345	Navistar International Corp., 6.625%, 11/1/25 (a)(b)	2,433,911
4,215	Tesla, Inc., 5.30%, 8/15/25 (a)(b)	4,225,495
		6,659,406
	Chemicals – 1.4%
2,695	Chemours Co., 6.625%, 5/15/23	2,601,793
2,940	Kraton Polymers LLC, 7.00%, 4/15/25 (a)(b)	2,801,261
1,550	Olin Corp., 5.00%, 2/1/30	1,496,758
4,690	Tronox, Inc., 6.50%, 4/15/26 (a)(b)(l)	4,514,008
		11,413,820
	Commercial Services – 1.6%
8,050	Cenveo Corp., 6.00%, 5/15/24 (a)(b)(c)(d)(f)	147,557
2,170	Herc Holdings, Inc., 5.50%, 7/15/27 (a)(b)	2,256,637
	Hertz Corp. (a)(b),
2,510	6.00%, 1/15/28	2,326,394
770	7.125%, 8/1/26 (l)	760,217
3,465	Laureate Education, Inc., 8.25%, 5/1/25 (a)(b)	3,681,978
	United Rentals North America, Inc.,
2,395	5.25%, 1/15/30	2,523,971
1,655	5.50%, 7/15/25	1,709,474
		13,406,228
	Computers – 0.5%
4,405	Vericast Corp., 9.25%, 3/1/21 (a)(b)	4,416,013
	Containers & Packaging – 0.5%
2,195	Berry Global, Inc., 5.625%, 7/15/27 (a)(b)	2,288,233
1,805	Trivium Packaging Finance BV, 8.50%, 8/15/27 (a)(b)	1,980,987
		4,269,220
	Distribution/Wholesale – 0.7%
5,380	H&E Equipment Services, Inc., 5.625%, 9/1/25	5,622,073

February 29, 2020 | Annual Report 29

Schedule of Investments

AllianzGI Convertible & Income Fund

February 29, 2020 (continued)

Principal Amount (000s)		Value
	Diversified Financial Services – 3.3%
$20,516	CCF Holdings LLC, 10.75%, 12/15/23, PIK 10.75% (a)(b)(d)(f)	$8,665,796
6,000	Community Choice Financial Issuer LLC, 9.00%, 6/15/23 (cost-$6,000,000; purchased 9/6/18) (a)(b)(i)	6,007,500
	Navient Corp.,
2,435	5.00%, 3/15/27	2,361,219
2,365	6.75%, 6/15/26	2,499,450
	Springleaf Finance Corp.,
2,165	6.625%, 1/15/28	2,380,093
4,935	8.25%, 10/1/23	5,640,286
		27,554,344
	Electronic Equipment, Instruments & Components – 0.5%
3,665	Energizer Holdings, Inc., 7.75%, 1/15/27 (a)(b)	3,983,305
	Engineering & Construction – 0.6%
5,100	Tutor Perini Corp., 6.875%, 5/1/25 (a)(b)(l)	4,921,500
	Entertainment – 1.4%
4,990	AMC Entertainment Holdings, Inc., 6.125%, 5/15/27 (l)	4,004,600
2,365	International Game Technology PLC, 6.25%, 1/15/27 (a)(b)	2,586,660
3,115	Lions Gate Capital Holdings LLC, 6.375%, 2/1/24 (a)(b)	3,060,456
1,435	Stars Group Holdings BV, 7.00%, 7/15/26 (a)(b)	1,545,280
		11,196,996
	Food & Beverage – 0.2%
1,525	Albertsons Cos., Inc., 7.50%, 3/15/26 (a)(b)	1,697,517
	Healthcare-Products – 0.4%
2,980	Avantor, Inc., 9.00%, 10/1/25 (a)(b)	3,258,585
	Healthcare-Services – 2.5%
2,460	Centene Corp., 5.375%, 6/1/26 (a)(b)	2,590,688
4,430	DaVita, Inc., 5.125%, 7/15/24	4,498,288
3,550	HCA, Inc., 7.50%, 2/15/22	3,929,779
2,965	Select Medical Corp., 6.25%, 8/15/26 (a)(b)	3,166,872
	Tenet Healthcare Corp.,
3,075	6.25%, 2/1/27 (a)(b)	3,224,906
3,500	7.00%, 8/1/25	3,603,548
		21,014,081
	Internet – 0.9%
2,220	Go Daddy Operating Co. LLC, 5.25%, 12/1/27 (a)(b)	2,312,907
2,290	Netflix, Inc., 5.375%, 11/15/29 (a)(b)	2,493,924
2,365	Zayo Group LLC, 5.75%, 1/15/27 (a)(b)	2,424,947
		7,231,778
	Iron/Steel – 0.2%
1,745	United States Steel Corp., 6.875%, 8/15/25 (l)	1,514,512
	Lodging – 0.7%
1,720	MGM Resorts International, 5.50%, 4/15/27	1,860,266
1,300	Wyndham Hotels & Resorts, Inc., 5.375%, 4/15/26 (a)(b)(g)	1,350,606
2,975	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(b)	2,926,626
		6,137,498

30 Annual Report | February 29, 2020

Schedule of Investments

AllianzGI Convertible & Income Fund

February 29, 2020 (continued)

Principal Amount (000s)		Value
	Machinery-Construction & Mining – 0.4%
$3,645	Terex Corp., 5.625%, 2/1/25 (a)(b)	$3,704,231
	Media – 3.0%
1,360	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24 (a)(b)	1,447,836
	CSC Holdings LLC (a)(b),
2,230	7.50%, 4/1/28	2,519,504
2,310	7.75%, 7/15/25 (g)	2,437,027
3,800	Diamond Sports Group LLC, 6.625%, 8/15/27 (a)(b)(l)	3,116,000
4,825	DISH DBS Corp., 5.875%, 11/15/24	4,959,207
3,740	Gray Television, Inc., 5.875%, 7/15/26 (a)(b)	3,853,322
4,671	LiveStyle, Inc., 9.625%, 2/1/19 (cost-$4,667,935; purchased 5/7/14-2/26/15) (a)(b)(c)(d)(f)(i)(k)	5
2,810	Meredith Corp., 6.875%, 2/1/26	2,825,588
2,265	Nexstar Broadcasting, Inc., 5.625%, 7/15/27 (a)(b)	2,348,579
1,495	Virgin Media Secured Finance PLC, 5.50%, 5/15/29 (a)(b)	1,537,084
		25,044,152
	Metal Fabricate/Hardware – 0.5%
3,830	Park-Ohio Industries, Inc., 6.625%, 4/15/27	3,896,747
	Mining – 1.6%
4,405	Constellium SE, 6.625%, 3/1/25 (a)(b)	4,537,194
2,265	Freeport-McMoRan, Inc., 5.25%, 9/1/29 (l)	2,292,973
1,990	Hudbay Minerals, Inc., 7.625%, 1/15/25 (a)(b)	1,921,176
3,950	Joseph T. Ryerson & Son, Inc., 11.00%, 5/15/22 (a)(b)	4,108,027
		12,859,370
	Miscellaneous Manufacturing – 0.2%
1,785	Koppers, Inc., 6.00%, 2/15/25 (a)(b)	1,762,670
	Oil, Gas & Consumable Fuels – 1.4%
1,900	Callon Petroleum Co., 6.25%, 4/15/23	1,610,269
3,390	Oasis Petroleum, Inc., 6.875%, 3/15/22 (l)	2,669,625
1,595	PBF Holding Co. LLC, 6.00%, 2/15/28 (a)(b)	1,579,050
	Transocean, Inc. (a)(b),
3,220	7.50%, 1/15/26	2,684,675
570	8.00%, 2/1/27	478,088
2,285	USA Compression Partners L.P., 6.875%, 9/1/27	2,217,935
		11,239,642
	Paper & Forest Products – 0.3%
2,335	Mercer International, Inc., 7.375%, 1/15/25	2,365,157
	Pharmaceuticals – 0.8%
2,040	Bausch Health Americas, Inc., 8.50%, 1/31/27 (a)(b)	2,242,225
2,140	Bausch Health Cos., Inc., 7.25%, 5/30/29 (a)(b)	2,357,959
2,235	Horizon Therapeutics USA, Inc., 5.50%, 8/1/27 (a)(b)	2,357,925
		6,958,109
	Pipelines – 1.0%
1,665	DCP Midstream Operating L.P., 5.125%, 5/15/29	1,638,943
3,240	NGL Energy Partners L.P., 7.50%, 4/15/26	2,761,687

February 29, 2020 | Annual Report 31

Schedule of Investments

AllianzGI Convertible & Income Fund

February 29, 2020 (continued)

Principal Amount (000s)		Value
	Pipelines (continued)
	Targa Resources Partners L.P.,
$980	6.50%, 7/15/27	$1,021,650
2,900	6.875%, 1/15/29	3,135,625
		8,557,905
	Real Estate – 0.7%
5,505	Kennedy-Wilson, Inc., 5.875%, 4/1/24	5,608,274
	Retail – 0.9%
6,480	Conn's, Inc., 7.25%, 7/15/22	6,417,222
1,935	Party City Holdings, Inc., 6.625%, 8/1/26 (a)(b)	1,141,650
		7,558,872
	Semiconductors – 0.6%
4,325	Amkor Technology, Inc., 6.625%, 9/15/27 (a)(b)	4,679,001
	Software – 0.9%
2,170	IQVIA, Inc., 5.00%, 5/15/27 (a)(b)	2,248,278
3,265	Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)(b)(l)	3,134,400
2,310	SS&C Technologies, Inc., 5.50%, 9/30/27 (a)(b)	2,435,606
		7,818,284
	Telecommunications – 4.4%
	CenturyLink, Inc.,
1,595	5.125%, 12/15/26 (a)(b)	1,610,950
2,265	7.50%, 4/1/24, Ser. Y	2,543,402
1,585	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(b)	1,670,178
4,850	CommScope Technologies LLC, 6.00%, 6/15/25 (a)(b)	4,571,125
9,370	Consolidated Communications, Inc., 6.50%, 10/1/22 (l)	9,042,050
	Hughes Satellite Systems Corp.,
1,460	6.625%, 8/1/26	1,610,303
4,250	7.625%, 6/15/21	4,483,240
7,205	Sprint Communications, Inc., 11.50%, 11/15/21	8,244,826
2,665	Sprint Corp., 7.625%, 3/1/26	3,156,426
		36,932,500
	Toys/Games/Hobbies – 0.1%
425	Mattel, Inc., 5.875%, 12/15/27 (a)(b)	444,911
	Transportation – 0.3%
2,688	XPO Logistics, Inc., 6.50%, 6/15/22 (a)(b)	2,691,172
	Total Corporate Bonds & Notes (cost-$320,032,980)	295,890,216
	Convertible Bonds & Notes – 31.9%
	Apparel & Textiles – 0.9%
14,740	Iconix Brand Group, Inc., 5.75%, 8/15/23	7,229,970
	Auto Manufacturers – 1.2%
4,415	Tesla, Inc., 2.00%, 5/15/24	10,134,903
	Beverages – 0.2%
1,710	Luckin Coffee, Inc., 0.75%, 1/15/25 (a)(b)	1,690,835
	Biotechnology – 1.5%
9,625	Intercept Pharmaceuticals, Inc., 3.25%, 7/1/23	9,200,034
1,420	PTC Therapeutics, Inc., 3.00%, 8/15/22	1,731,513

32 Annual Report | February 29, 2020

Schedule of Investments

AllianzGI Convertible & Income Fund

February 29, 2020 (continued)

Principal Amount (000s)		Value
	Biotechnology (continued)
$1,785	Verastem, Inc., 5.00%, 11/1/48	$1,367,080
		12,298,627
	Building Materials – 1.0%
8,820	Patrick Industries, Inc., 1.00%, 2/1/23	8,485,055
	Commercial Services – 1.2%
1,710	Chegg, Inc., 0.125%, 3/15/25 (a)(b)	1,787,805
8,825	Macquarie Infrastructure Corp., 2.00%, 10/1/23	8,472,000
		10,259,805
	Computers – 2.0%
3,420	CyberArk Software Ltd., zero coupon, 11/15/24 (a)(b)	3,418,128
1,490	Rapid7, Inc., 1.25%, 8/1/23	1,937,443
11,735	Western Digital Corp., 1.50%, 2/1/24	11,547,240
		16,902,811
	Diversified Financial Services – 2.6%
9,320	Encore Capital Group, Inc., 3.00%, 7/1/20	9,467,163
12,165	PRA Group, Inc., 3.00%, 8/1/20	12,186,753
		21,653,916
	Electronics – 1.8%
5,565	OSI Systems, Inc., 1.25%, 9/1/22	5,679,292
8,870	Vishay Intertechnology, Inc., 2.25%, 6/15/25	8,798,153
		14,477,445
	Energy-Alternate Sources – 1.0%
9,405	SunPower Corp., 4.00%, 1/15/23	8,546,794
	Engineering & Construction – 0.6%
5,455	Tutor Perini Corp., 2.875%, 6/15/21	5,296,531
	Equity Real Estate Investment Trusts (REITs) – 1.4%
3,975	Two Harbors Investment Corp., 6.25%, 1/15/22	4,109,156
7,690	Western Asset Mortgage Capital Corp., 6.75%, 10/1/22	7,703,375
		11,812,531
	Healthcare-Products – 0.2%
1,450	Insulet Corp., 0.375%, 9/1/26 (a)(b)	1,631,074
	Insurance – 2.7%
11,390	AXA S.A., 7.25%, 5/15/21 (a)(b)	11,927,152
7,945	MGIC Investment Corp., 9.00%, 4/1/63 (a)(b)	10,662,468
		22,589,620
	Internet – 1.3%
3,415	Boingo Wireless, Inc., 1.00%, 10/1/23	3,134,245
5,405	Snap, Inc., 0.75%, 8/1/26 (a)(b)	5,507,665
2,530	Wayfair, Inc., 1.00%, 8/15/26 (a)(b)	1,891,175
		10,533,085
	Investment Companies – 1.2%
9,525	Prospect Capital Corp., 6.375%, 3/1/25	10,288,672
	Media – 0.1%
1,140	DISH Network Corp., 3.375%, 8/15/26	1,103,529

February 29, 2020 | Annual Report 33

Schedule of Investments

AllianzGI Convertible & Income Fund

February 29, 2020 (continued)

Principal Amount (000s)		Value
	Oil, Gas & Consumable Fuels – 0.6%
$5,970	Chesapeake Energy Corp., 5.50%, 9/15/26	$1,712,644
2,670	Ensco Jersey Finance Ltd., 3.00%, 1/31/24	1,500,516
2,280	Nabors Industries, Inc., 0.75%, 1/15/24	1,436,769
		4,649,929
	Pharmaceuticals – 0.7%
9,855	Tilray, Inc., 5.00%, 10/1/23	5,570,699
	Pipelines – 2.2%
24,750	Cheniere Energy, Inc., 4.25%, 3/15/45	18,186,497
	Semiconductors – 1.0%
	ON Semiconductor Corp.,
1,595	1.00%, 12/1/20	1,819,813
2,270	1.625%, 10/15/23	2,712,643
3,935	Veeco Instruments, Inc., 2.70%, 1/15/23	3,754,542
		8,286,998
	Software – 5.0%
5,800	Avaya Holdings Corp., 2.25%, 6/15/23 (g)	5,284,703
15,785	Avid Technology, Inc., 2.00%, 6/15/20	15,213,829
6,160	Benefitfocus, Inc., 1.25%, 12/15/23	5,035,184
1,425	Everbridge, Inc., 0.125%, 12/15/24 (a)(b)	1,667,736
	Evolent Health, Inc.,
1,140	1.50%, 10/15/25	821,672
6,345	2.00%, 12/1/21	5,976,388
570	Five9, Inc., 0.125%, 5/1/23	1,050,451
1,430	MongoDB, Inc., 0.25%, 1/15/26 (a)(b)	1,514,068
1,420	Pegasystems, Inc., 0.75%, 3/1/25 (a)(b)	1,416,164
3,665	Pluralsight, Inc., 0.375%, 3/1/24 (a)(b)	3,295,473
		41,275,668
	Telecommunications – 1.0%
7,915	Infinera Corp., 2.125%, 9/1/24	7,886,071
	Transportation – 0.5%
4,725	Teekay Corp., 5.00%, 1/15/23	4,176,375
	Total Convertible Bonds & Notes (cost-$278,252,662)	264,967,440
Shares
	Convertible Preferred Stock – 29.5%
	Banks – 5.3%
12,080	Bank of America Corp., 7.25% Ser. L (e)	18,120,000
16,980	Wells Fargo & Co., 7.50% Ser. L (e)	25,554,900
		43,674,900
	Chemicals – 0.7%
141,075	International Flavors & Fragrances, Inc., 6.00%, 9/15/21	6,239,747
	Diversified Financial Services – 0.9%
154,835	AMG Capital Trust II, 5.15%, 10/15/37	7,199,828

34 Annual Report | February 29, 2020

Schedule of Investments

AllianzGI Convertible & Income Fund

February 29, 2020 (continued)

Shares		Value
	Electric Utilities –5.4%
113,890	CenterPoint Energy, Inc., 7.00%, 9/1/21 Ser. B	$4,868,798
76,860	Dominion Energy, Inc., 7.25%, 6/1/22 Ser. A	7,697,529
	NextEra Energy, Inc.,
107,510	4.872%, 9/1/22	5,449,682
86,730	5.279%, 3/1/23	3,942,893
160,380	Sempra Energy, 6.00%, 1/15/21 Ser. A	17,967,371
91,925	Southern Co., 6.75%, 8/1/22 Ser. 2019	4,629,343
		44,555,616
	Electronic Equipment, Instruments & Components – 0.8%
68,465	Energizer Holdings, Inc., 7.50%, 1/15/22 Ser. A	6,434,341
	Electronics – 1.1%
10,110	Fortive Corp., 5.00%, 7/1/21 Ser. A	9,002,247
	Equity Real Estate Investment Trusts (REITs) – 5.3%
7,465	Crown Castle International Corp., 6.875%, 8/1/20 Ser. A	9,514,814
56,955	QTS Realty Trust, Inc., 6.50% Ser. B (e)	7,392,189
410,065	Ready Capital Corp., 7.00%, 8/15/23	10,509,966
631,070	RLJ Lodging Trust, 1.95% Ser. A (e)	16,477,238
		43,894,207
	Hand/Machine Tools – 2.2%
51,500	Colfax Corp., 5.75%, 1/15/22	7,447,930
113,405	Stanley Black & Decker, Inc., 5.375%, 5/15/20	11,091,009
		18,538,939
	Healthcare-Products – 2.0%
84,600	Avantor, Inc., 6.25%, 5/15/22 Ser. A	4,718,142
10,970	Danaher Corp., 4.75%, 4/15/22 Ser. A	12,060,966
		16,779,108
	Insurance – 2.1%
147,270	Assurant, Inc., 6.50%, 3/15/21 Ser. D	17,698,172
	Oil, Gas & Consumable Fuels – 0.1%
39,490	Nabors Industries Ltd., 6.00%, 5/1/21 Ser. A	587,611
	Pharmaceuticals – 1.6%
193,020	Becton Dickinson and Co., 6.125%, 5/1/20 Ser. A	10,923,002
50,815	Elanco Animal Health, Inc., 5.00% (l)	2,594,106
		13,517,108
	Semiconductors – 2.0%
16,190	Broadcom, Inc., 8.00%, 9/30/22 Ser. A	16,742,889
	Total Convertible Preferred Stock (cost-$226,103,410)	244,864,713
	Preferred Stock – 1.0%
	Media – 1.0%
3,554	LiveStyle, Inc., Ser. A (a)(d)(f)(j)(k)	536,832
76,572	LiveStyle, Inc., Ser. B (a)(d)(f)(h)(j)(k)	7,657,200
6,750	LiveStyle, Inc., Ser. B (a)(d)(f)(j)(k)	67
	Total Preferred Stock (cost-$14,596,967)	8,194,099

February 29, 2020 | Annual Report 35

Schedule of Investments

AllianzGI Convertible & Income Fund

February 29, 2020 (continued)

Shares		Value
	Common Stock (d)(f)(j) – 0.0%
	Aerospace & Defense – 0.0%
8,295	Erickson, Inc. (a)	$148,066
	Banks – 0.0%
56,642	CCF Holdings LLC Class A (cost-$0; purchased 12/18/18) (h)(i)	6
21,429	CCF Holdings LLC Class B (cost-$0; purchased 12/12/18) (h)(i)	2
		8
	Media – 0.0%
90,407	LiveStyle, Inc. (a)(h)(k)	9
	Total Common Stock (cost-$7,106,997)	148,083
Units
	Warrants (d)(f)(j) – 0.0%
	Advertising – 0.0%
15,602	Affinion Group Holdings, Inc. expires 4/1/24 (cost-$3,080,312; purchased 4/10/19) (i)	20,282
	Media – 0.0%
19,500	LiveStyle, Inc., Ser. C expires 11/30/21 (a)(k)	2
	Total Warrants (cost-$3,080,312)	20,284
Principal Amount (000s)
	Repurchase Agreements – 2.0%
$16,929	State Street Bank and Trust Co., dated 2/28/20, 0.25%, due 3/2/20, proceeds $16,929,353; collateralized by U.S. Treasury Notes, 2.625%, due 12/31/25, valued at $17,272,043 including accrued interest (cost-$16,929,000)	16,929,000
	Total Investments (cost-$866,102,328) – 100.0%	831,013,835
	Liabilities in excess of other assets	(26,105,831)
	Preferred Shares	(323,275,000)
	Net Assets Applicable to Common Shareholders	$481,633,004

Notes to Schedule of Investments:

(a)  Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $224,377,019, representing 27.0% of total investments.

(b)  144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $216,034,843, representing 26.0% of total investments.

(c)  In default.

(d)  Fair-Valued–Securities with an aggregate value of $17,175,824, representing 2.1% of total investments. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)  Perpetual maturity. The date shown, if any, is the next call date.

36 Annual Report | February 29, 2020

Schedule of Investments

AllianzGI Convertible & Income Fund

February 29, 2020 (continued)

(f)  Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)  All or partial amount segregated for the benefit of the counterparty as collateral for liquidity facility.

(h)  Affiliated security.

(i)  Restricted. The aggregate cost of such securities is $13,748,247. The aggregate value is $6,027,795, representing 0.7% of total investments.

(j)  Non-income producing.

(k)  A member of the Fund's portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund's aggregate value of investments in LiveStyle, Inc. represents 1.0% of total investments.

(l)  All or a portion of this security is on loan pursuant to the Liquidity Facility (see Note 8). The aggregate value of securities on loan is $23,882,454.

(m)  Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/29/20
Investments in Securities – Assets
Corporate Bonds & Notes:
Commercial Services	–	$13,258,671	$147,557	$13,406,228
Diversified Financial Services	–	18,888,548	8,665,796	27,554,344
Media	–	25,044,147	5	25,044,152
All Other	–	229,885,492	–	229,885,492
Convertible Bonds & Notes	–	264,967,440	–	264,967,440
Convertible Preferred Stock:
Diversified Financial Services	–	7,199,828	–	7,199,828
Insurance	–	17,698,172	–	17,698,172
All Other	$219,966,713	–	–	219,966,713
Preferred Stock	–	–	8,194,099	8,194,099
Common Stock	–	–	148,083	148,083
Warrants	–	–	20,284	20,284
Repurchase Agreements	–	16,929,000	–	16,929,000
Totals	$219,966,713	$593,871,298	$17,175,824	$831,013,835

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended February 29, 2020, was as follows:

	Beginning Balance 2/28/19	Purchases		Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 2/29/20
Investments in Securities – Assets
Corporate Bonds & Notes:
Commercial Services	$442,750	$–		$(98,002	)†	$–	–	$(197,191)	–	–	$147,557
Diversified Financial Services	8,995,841	2,060,397	††	–		112,241	–	(2,502,683)	–	–	8,665,796
Media	5	–		–		–	–	–	–	–	5

February 29, 2020 | Annual Report 37

Schedule of Investments

AllianzGI Convertible & Income Fund

February 29, 2020 (continued)

	Beginning Balance 2/28/19	Purchases		Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 2/29/20
Preferred Stock:
Media	$8,140,789	$–		$–		$–	–	$53,310	–	–	$8,194,099
Common Stock:
Advertising	913,767	–		(20,282	)†	–	–	(893,485)	–	–	–
Aerospace & Defense	214,509	–		–		–	–	(66,443)	–	–	148,066
Banks	8	–		–		–	–	–	–	–	8
Media	9	–		–		–	–	–	–	–	9
Warrants:
Advertising	–	20,282	†	–		–	–	–	–	–	20,282
Media	2	–		–		–	–	–	–	–	2
Totals	$18,707,680	$2,080,679		$(118,284)		$112,241	–	$(3,606,492)	–	–	$17,175,824

†  Issued or removed via corporate action.

††  Payment-in-Kind

The table above may include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at February 29, 2020:

	Ending Balance at 2/29/20	Valuation Technique Used	Unobservable Inputs	Input Values (Range)
Investments in Securities – Assets
Corporate Bonds & Notes:
Diversified Financial Services	$8,665,795	Market and Company Comparables	EV Multiples Illiquidity Discount	1.76 20%	x (0.38x – 5.08x)
Preferred Stock	$8,194,032	Market and Company Comparables	EV Multiples Illiquidity Discount	0.75 25%	x (0.16x – 1.24x)
Common Stock:
Aerospace & Defense	$148,066	Market and Company Comparables	EV Multiples M&A Transaction Multiples Illiquidity Discount	0.60 0.91x(0.38x–2.12x) 40%	x (0.35x – 0.92x)
Warrants:
Advertising	$20,282	Market and Company Comparables Black-Scholes Model	EV Multiples Expected Volatility Implied Price	6.39 5.39x(1.03x–21.04x) 28.90% $30.75	x (1.26x – 19.85x)

The table above does not include Level 3 investments that are valued by brokers or independent pricing services.

The net change in unrealized appreciation/depreciation of Level 3 investments held at February 29, 2020 was $(5,871,038). The net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

Glossary:

PIK  -  Payment-in-Kind

REIT  -  Real Estate Investment Trust

38 Annual Report | February 29, 2020 | See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 29, 2020

Principal Amount (000s)		Value
	Corporate Bonds & Notes – 36.0%
	Advertising – 0.2%
$1,175	National CineMedia LLC, 5.875%, 4/15/28 (a)(b)	$1,203,955
	Aerospace & Defense – 1.2%
2,485	TransDigm, Inc., 5.50%, 11/15/27 (a)(b)	2,486,615
4,290	6.50%, 5/15/25	4,437,083
735	Triumph Group, Inc., 6.25%, 9/15/24 (a)(b)	765,014
		7,688,712
	Auto Components – 1.0%
2,270	Adient U.S. LLC, 7.00%, 5/15/26 (a)(b)	2,367,896
1,340	Goodyear Tire & Rubber Co., 5.00%, 5/31/26	1,320,771
2,325	Panther BF Aggregator 2 L.P., 8.50%, 5/15/27 (a)(b)	2,369,989
		6,058,656
	Auto Manufacturers – 0.8%
1,815	Navistar International Corp., 6.625%, 11/1/25 (a)(b)	1,883,816
3,285	Tesla, Inc., 5.30%, 8/15/25 (a)(b)	3,293,179
		5,176,995
	Chemicals – 1.4%
2,005	Chemours Co., 6.625%, 5/15/23	1,935,657
2,260	Kraton Polymers LLC, 7.00%, 4/15/25 (a)(b)	2,153,351
1,185	Olin Corp., 5.00%, 2/1/30	1,144,295
3,550	Tronox, Inc., 6.50%, 4/15/26 (a)(b)	3,416,786
		8,650,089
	Commercial Services – 1.6%
5,974	Cenveo Corp., 6.00%, 5/15/24 (a)(b)(c)(d)(f)	109,503
1,665	Herc Holdings, Inc., 5.50%, 7/15/27 (a)(b)	1,731,475
1,940	Hertz Corp. (a)(b), 6.00%, 1/15/28	1,798,089
595	7.125%, 8/1/26	587,441
2,475	Laureate Education, Inc., 8.25%, 5/1/25 (a)(b)	2,629,984
1,830	United Rentals North America, Inc., 5.25%, 1/15/30	1,928,546
1,270	5.50%, 7/15/25	1,311,802
		10,096,840
	Computers – 0.5%
3,365	Vericast Corp., 9.25%, 3/1/21 (a)(b)	3,373,412
	Containers & Packaging – 0.5%
1,685	Berry Global, Inc., 5.625%, 7/15/27 (a)(b)	1,756,570
1,385	Trivium Packaging Finance BV, 8.50%, 8/15/27 (a)(b)	1,520,038
		3,276,608
	Distribution/Wholesale – 0.7%
4,110	H&E Equipment Services, Inc., 5.625%, 9/1/25	4,294,929

February 29, 2020 | Annual Report 39

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 29, 2020 (continued)

Principal Amount (000s)		Value
	Diversified Financial Services – 3.5%
$15,297	CCF Holdings LLC, 10.75%, 12/15/23, PIK 10.75% (a)(b)(d)(f)	$6,461,280
6,000	Community Choice Financial Issuer LLC, 9.00%, 6/15/23 (cost-$6,000,000; purchased 9/6/18) (a)(b)(h)	6,007,500
1,880	Navient Corp., 5.00%, 3/15/27	1,823,036
1,815	6.75%, 6/15/26	1,918,183
1,660	Springleaf Finance Corp., 6.625%, 1/15/28	1,824,921
3,865	8.25%, 10/1/23	4,417,366
		22,452,286
	Electronic Equipment, Instruments & Components – 0.5%
2,835	Energizer Holdings, Inc., 7.75%, 1/15/27 (a)(b)	3,081,220
	Engineering & Construction – 0.6%
3,900	Tutor Perini Corp., 6.875%, 5/1/25 (a)(b)	3,763,500
	Entertainment – 1.3%
3,810	AMC Entertainment Holdings, Inc., 6.125%, 5/15/27	3,057,620
1,810	International Game Technology PLC, 6.25%, 1/15/27 (a)(b)	1,979,642
2,395	Lions Gate Capital Holdings LLC, 6.375%, 2/1/24 (a)(b)	2,353,064
1,110	Stars Group Holdings BV, 7.00%, 7/15/26 (a)(b)	1,195,304
		8,585,630
	Food & Beverage – 0.2%
1,165	Albertsons Cos., Inc., 7.50%, 3/15/26 (a)(b)	1,296,792
	Healthcare-Products – 0.4%
2,295	Avantor, Inc., 9.00%, 10/1/25 (a)(b)	2,509,548
	Healthcare-Services – 2.6%
1,880	Centene Corp., 5.375%, 6/1/26 (a)(b)	1,979,875
3,400	DaVita, Inc., 5.125%, 7/15/24	3,452,411
2,750	HCA, Inc., 7.50%, 2/15/22	3,044,195
2,275	Select Medical Corp., 6.25%, 8/15/26 (a)(b)	2,429,893
2,360	Tenet Healthcare Corp., 6.25%, 2/1/27 (a)(b)	2,475,050
2,750	7.00%, 8/1/25	2,831,359
		16,212,783
	Internet – 0.9%
1,700	Go Daddy Operating Co. LLC, 5.25%, 12/1/27 (a)(b)	1,771,145
1,755	Netflix, Inc., 5.375%, 11/15/29 (a)(b)	1,911,283
1,830	Zayo Group LLC, 5.75%, 1/15/27 (a)(b)	1,876,386
		5,558,814
	Iron/Steel – 0.2%
1,330	United States Steel Corp., 6.875%, 8/15/25	1,154,327
	Lodging – 0.7%
1,325	MGM Resorts International, 5.50%, 4/15/27	1,433,054
1,000	Wyndham Hotels & Resorts, Inc., 5.375%, 4/15/26 (a)(b)	1,038,927

40 Annual Report | February 29, 2020

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 29, 2020 (continued)

Principal Amount (000s)		Value
	Lodging (continued)
$2,280	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(b)	$2,242,927
		4,714,908
	Machinery-Construction & Mining – 0.5%
2,855	Terex Corp., 5.625%, 2/1/25 (a)(b)	2,901,394
	Media – 3.0%
1,050	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24 (a)(b)	1,117,814
1,705	CSC Holdings LLC (a)(b), 7.50%, 4/1/28	1,926,347
1,800	7.75%, 7/15/25	1,898,982
2,940	Diamond Sports Group LLC, 6.625%, 8/15/27 (a)(b)	2,410,800
3,705	DISH DBS Corp., 5.875%, 11/15/24	3,808,055
2,850	Gray Television, Inc., 5.875%, 7/15/26 (a)(b)	2,936,355
3,589	LiveStyle, Inc., 9.625%, 2/1/19 (cost-$3,586,663; purchased 5/7/14-2/26/15) (a)(b)(c)(d)(f)(h)(j)	4
2,150	Meredith Corp., 6.875%, 2/1/26	2,161,927
1,740	Nexstar Broadcasting, Inc., 5.625%, 7/15/27 (a)(b)	1,804,206
1,145	Virgin Media Secured Finance PLC, 5.50%, 5/15/29 (a)(b)	1,177,232
		19,241,722
	Metal Fabricate/Hardware – 0.5%
2,920	Park-Ohio Industries, Inc., 6.625%, 4/15/27	2,970,888
	Mining – 1.6%
3,365	Constellium SE, 6.625%, 3/1/25 (a)(b)	3,465,984
1,750	Freeport-McMoRan, Inc., 5.25%, 9/1/29	1,771,613
1,535	Hudbay Minerals, Inc., 7.625%, 1/15/25 (a)(b)	1,481,912
3,050	Joseph T. Ryerson & Son, Inc., 11.00%, 5/15/22 (a)(b)	3,172,021
		9,891,530
	Miscellaneous Manufacturing – 0.2%
1,365	Koppers, Inc., 6.00%, 2/15/25 (a)(b)	1,347,924
	Oil, Gas & Consumable Fuels – 1.3%
1,420	Callon Petroleum Co., 6.25%, 4/15/23	1,203,464
2,620	Oasis Petroleum, Inc., 6.875%, 3/15/22	2,063,250
1,235	PBF Holding Co. LLC, 6.00%, 2/15/28 (a)(b)	1,222,650
2,430	Transocean, Inc. (a)(b), 7.50%, 1/15/26	2,026,012
440	8.00%, 2/1/27	369,050
1,750	USA Compression Partners L.P., 6.875%, 9/1/27	1,698,638
		8,583,064
	Paper & Forest Products – 0.3%
1,790	Mercer International, Inc., 7.375%, 1/15/25	1,813,118
	Pharmaceuticals – 0.8%
1,565	Bausch Health Americas, Inc., 8.50%, 1/31/27 (a)(b)	1,720,138
1,640	Bausch Health Cos., Inc., 7.25%, 5/30/29 (a)(b)	1,807,034
1,710	Horizon Therapeutics USA, Inc., 5.50%, 8/1/27 (a)(b)	1,804,050
		5,331,222

February 29, 2020 | Annual Report 41

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 29, 2020 (continued)

Principal Amount (000s)		Value
	Pipelines – 1.0%
$1,280	DCP Midstream Operating L.P., 5.125%, 5/15/29	$1,259,968
2,490	NGL Energy Partners L.P., 7.50%, 4/15/26	2,122,408
750	Targa Resources Partners L.P., 6.50%, 7/15/27	781,875
2,225	6.875%, 1/15/29	2,405,781
		6,570,032
	Real Estate – 0.7%
4,205	Kennedy-Wilson, Inc., 5.875%, 4/1/24	4,283,886
	Retail – 0.9%
4,820	Conn's, Inc., 7.25%, 7/15/22	4,773,304
1,490	Party City Holdings, Inc., 6.625%, 8/1/26 (a)(b)	879,100
		5,652,404
	Semiconductors – 0.6%
3,350	Amkor Technology, Inc., 6.625%, 9/15/27 (a)(b)	3,624,197
	Software – 0.9%
1,675	IQVIA, Inc., 5.00%, 5/15/27 (a)(b)	1,735,421
2,525	Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)(b)	2,424,000
1,770	SS&C Technologies, Inc., 5.50%, 9/30/27 (a)(b)	1,866,244
		6,025,665
	Telecommunications – 4.5%
1,225	CenturyLink, Inc., 5.125%, 12/15/26 (a)(b)	1,237,250
1,735	7.50%, 4/1/24, Ser. Y	1,948,258
1,220	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(b)	1,285,563
3,745	CommScope Technologies LLC, 6.00%, 6/15/25 (a)(b)	3,529,662
7,130	Consolidated Communications, Inc., 6.50%, 10/1/22	6,880,450
1,130	Hughes Satellite Systems Corp., 6.625%, 8/1/26	1,246,331
3,500	7.625%, 6/15/21	3,692,080
5,545	Sprint Communications, Inc., 11.50%, 11/15/21	6,345,254
2,100	Sprint Corp., 7.625%, 3/1/26	2,487,240
		28,652,088
	Toys/Games/Hobbies – 0.1%
325	Mattel, Inc., 5.875%, 12/15/27 (a)(b)	340,226
	Transportation – 0.3%
2,060	XPO Logistics, Inc., 6.50%, 6/15/22 (a)(b)	2,062,431
	Total Corporate Bonds & Notes (cost-$246,263,181)	228,441,795
	Convertible Bonds & Notes – 31.6%
	Apparel & Textiles – 0.9%
11,140	Iconix Brand Group, Inc., 5.75%, 8/15/23	5,464,170
	Auto Manufacturers – 1.2%
3,340	Tesla, Inc., 2.00%, 5/15/24	7,667,174
	Beverages – 0.2%
1,290	Luckin Coffee, Inc., 0.75%, 1/15/25 (a)(b)	1,275,542

42 Annual Report | February 29, 2020

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 29, 2020 (continued)

Principal Amount (000s)		Value
	Biotechnology – 1.5%
$7,260	Intercept Pharmaceuticals, Inc., 3.25%, 7/1/23	$6,939,455
1,080	PTC Therapeutics, Inc., 3.00%, 8/15/22	1,316,925
1,355	Verastem, Inc., 5.00%, 11/1/48	1,037,755
		9,294,135
	Building Materials – 1.0%
6,680	Patrick Industries, Inc., 1.00%, 2/1/23	6,426,323
	Commercial Services – 1.2%
1,290	Chegg, Inc., 0.125%, 3/15/25 (a)(b)	1,348,695
6,675	Macquarie Infrastructure Corp., 2.00%, 10/1/23	6,408,000
		7,756,695
	Computers – 2.0%
2,580	CyberArk Software Ltd., zero coupon, 11/15/24 (a)(b)	2,578,588
1,130	Rapid7, Inc., 1.25%, 8/1/23	1,469,336
8,865	Western Digital Corp., 1.50%, 2/1/24	8,723,160
		12,771,084
	Diversified Financial Services – 2.6%
7,030	Encore Capital Group, Inc., 3.00%, 7/1/20	7,141,003
9,160	PRA Group, Inc., 3.00%, 8/1/20	9,176,380
		16,317,383
	Electronics – 1.7%
4,205	OSI Systems, Inc., 1.25%, 9/1/22	4,291,361
6,730	Vishay Intertechnology, Inc., 2.25%, 6/15/25	6,675,487
		10,966,848
	Energy-Alternate Sources – 1.0%
7,095	SunPower Corp., 4.00%, 1/15/23	6,447,581
	Engineering & Construction – 0.6%
4,125	Tutor Perini Corp., 2.875%, 6/15/21	4,005,168
	Equity Real Estate Investment Trusts (REITs) – 1.4%
3,025	Two Harbors Investment Corp., 6.25%, 1/15/22	3,127,094
5,810	Western Asset Mortgage Capital Corp., 6.75%, 10/1/22	5,820,104
		8,947,198
	Healthcare-Products – 0.2%
1,095	Insulet Corp., 0.375%, 9/1/26 (a)(b)	1,231,743
	Insurance – 2.7%
8,605	AXA S.A., 7.25%, 5/15/21 (a)(b)	9,010,812
6,005	MGIC Investment Corp., 9.00%, 4/1/63 (a)(b)	8,058,920
		17,069,732
	Internet – 1.3%
2,585	Boingo Wireless, Inc., 1.00%, 10/1/23	2,372,481
4,095	Snap, Inc., 0.75%, 8/1/26 (a)(b)	4,172,782
1,910	Wayfair, Inc., 1.00%, 8/15/26 (a)(b)	1,427,725
		7,972,988

February 29, 2020 | Annual Report 43

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 29, 2020 (continued)

Principal Amount (000s)		Value
	Investment Companies – 1.2%
$7,205	Prospect Capital Corp., 6.375%, 3/1/25	$7,782,665
	Media – 0.1%
860	DISH Network Corp., 3.375%, 8/15/26	832,486
	Oil, Gas & Consumable Fuels – 0.6%
4,475	Chesapeake Energy Corp., 5.50%, 9/15/26	1,283,766
2,030	Ensco Jersey Finance Ltd., 3.00%, 1/31/24	1,140,841
1,720	Nabors Industries, Inc., 0.75%, 1/15/24	1,083,879
		3,508,486
	Pharmaceuticals – 0.7%
7,445	Tilray, Inc., 5.00%, 10/1/23	4,208,408
	Pipelines – 2.2%
18,700	Cheniere Energy, Inc., 4.25%, 3/15/45	13,740,909
	Semiconductors – 1.0%
1,205	ON Semiconductor Corp., 1.00%, 12/1/20	1,374,843
1,715	1.625%, 10/15/23	2,049,420
2,970	Veeco Instruments, Inc., 2.70%, 1/15/23	2,833,796
		6,258,059
	Software – 4.9%
4,400	Avaya Holdings Corp., 2.25%, 6/15/23	4,009,085
11,915	Avid Technology, Inc., 2.00%, 6/15/20	11,483,863
4,660	Benefitfocus, Inc., 1.25%, 12/15/23	3,809,084
1,075	Everbridge, Inc., 0.125%, 12/15/24 (a)(b)	1,258,116
860	Evolent Health, Inc., 1.50%, 10/15/25	619,858
4,800	2.00%, 12/1/21	4,521,145
430	Five9, Inc., 0.125%, 5/1/23	792,446
1,045	MongoDB, Inc., 0.25%, 1/15/26 (a)(b)	1,106,434
1,075	Pegasystems, Inc., 0.75%, 3/1/25 (a)(b)	1,072,096
2,775	Pluralsight, Inc., 0.375%, 3/1/24 (a)(b)	2,495,208
		31,167,335
	Telecommunications – 0.9%
5,985	Infinera Corp., 2.125%, 9/1/24	5,963,125
	Transportation – 0.5%
3,555	Teekay Corp., 5.00%, 1/15/23	3,142,225
	Total Convertible Bonds & Notes (cost-$210,240,042)	200,217,462
Shares
	Convertible Preferred Stock – 29.3%
	Banks – 5.2%
9,140	Bank of America Corp., 7.25% Ser. L (e)	13,710,000
12,835	Wells Fargo & Co., 7.50% Ser. L (e)	19,316,675
		33,026,675

44 Annual Report | February 29, 2020

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 29, 2020 (continued)

Shares		Value
	Chemicals – 0.8%
106,705	International Flavors & Fragrances, Inc., 6.00%, 9/15/21	$4,719,562
	Diversified Financial Services – 0.9%
124,400	AMG Capital Trust II, 5.15%, 10/15/37	5,784,600
	Electric Utilities – 5.3%
86,110	CenterPoint Energy, Inc., 7.00%, 9/1/21 Ser. B	3,681,202
58,140	Dominion Energy, Inc., 7.25%, 6/1/22 Ser. A	5,822,721
81,355	NextEra Energy, Inc., 4.872%, 9/1/22	4,123,885
65,585	5.279%, 3/1/23	2,981,606
121,195	Sempra Energy, 6.00%, 1/15/21 Ser. A	13,577,476
69,575	Southern Co., 6.75%, 8/1/22 Ser. 2019	3,503,797
		33,690,687
	Electronic Equipment, Instruments & Components – 0.8%
51,535	Energizer Holdings, Inc., 7.50%, 1/15/22 Ser. A	4,843,259
	Electronics – 1.1%
7,625	Fortive Corp., 5.00%, 7/1/21 Ser. A	6,789,529
	Equity Real Estate Investment Trusts (REITs) – 5.2%
5,650	Crown Castle International Corp., 6.875%, 8/1/21 Ser. A	7,201,433
43,045	QTS Realty Trust, Inc., 6.50% Ser. B (e)	5,586,811
309,935	Ready Capital Corp., 7.00%, 8/15/23	7,943,634
476,235	RLJ Lodging Trust, 1.95% Ser. A (e)	12,434,496
		33,166,374
	Hand/Machine Tools – 2.2%
38,955	Colfax Corp., 5.75%, 1/15/22	5,633,672
85,590	Stanley Black & Decker, Inc., 5.375%, 5/15/20	8,370,702
		14,004,374
	Healthcare-Products – 2.0%
63,980	Avantor, Inc., 6.25%, 5/15/22 Ser. A	3,568,165
8,300	Danaher Corp., 4.75%, 4/15/22 Ser. A	9,125,435
		12,693,600
	Insurance – 2.1%
111,400	Assurant, Inc., 6.50%, 3/15/21 Ser. D	13,387,495
	Oil, Gas & Consumable Fuels – 0.1%
29,865	Nabors Industries Ltd., 6.00%, 5/1/21 Ser. A	444,391
	Pharmaceuticals – 1.6%
145,955	Becton Dickinson and Co., 6.125%, 5/1/20 Ser. A	8,259,594
38,425	Elanco Animal Health, Inc., 5.00%, 2/1/23	1,961,596
		10,221,190
	Semiconductors – 2.0%
12,265	Broadcom, Inc., 8.00%, 9/30/22 Ser. A	12,683,850
	Total Convertible Preferred Stock (cost-$170,422,898)	185,455,586

February 29, 2020 | Annual Report 45

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 29, 2020 (continued)

Shares		Value
	Preferred Stock – 1.3%
	Media – 1.3%
3,554	LiveStyle, Inc., Ser. A (a)(d)(f)(i)(j)	$536,832
76,572	LiveStyle, Inc., Ser. B (a)(d)(f)(g)(i)(j)	7,657,200
5,000	LiveStyle, Inc., Ser. B (a)(d)(f)(i)(j)	50
	Total Preferred Stock (cost-$12,855,447)	8,194,082
	Common Stock (d)(f)(i) – 0.0%
	Aerospace & Defense – 0.0%
6,354	Erickson, Inc. (a)	113,419
	Banks – 0.0%
42,233	CCF Holdings LLC Class A (cost-$0; purchased 12/18/18) (h)	4
21,429	CCF Holdings LLC Class B (cost-$0; purchased 12/12/18) (g)(h)	2
		6
	Media – 0.0%
90,407	LiveStyle, Inc. (a)(g)(j)	9
	Total Common Stock (cost-$5,471,183)	113,434
Units
	Warrants (d)(f)(i) – 0.0%
	Advertising – 0.0%
12,009	Affinion Group Holdings, Inc. expires 4/1/24 (cost-$2,371,020; purchased 4/10/19) (h)	15,611
	Media – 0.0%
19,500	LiveStyle, Inc., Ser. C expires 11/30/21 (a)(j)	2
	Total Warrants (cost-$2,371,020)	15,613
Principal Amount (000s)
	Repurchase Agreements – 1.8%
$11,476	State Street Bank and Trust Co., dated 2/28/20, 0.25%, due 3/2/20, proceeds $11,476,239; collateralized by U.S. Treasury Notes, 2.625%, due 12/31/25, valued at $11,710,228 including accrued interest (cost-$11,476,000)	11,476,000
	Total Investments (cost-$659,099,771) – 100.0%	633,913,972
	Other assets in excess of liabilities	1,992,690
	Preferred Shares	(271,525,000)
	Net Assets Applicable to Common Shareholders	$364,381,662

46 Annual Report | February 29, 2020

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 29, 2020 (continued)

Notes to Schedule of Investments:

(a)  Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $174,738,625, representing 27.5% of total investments.

(b)  144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $166,431,113, representing 26.3% of total investments.

(c)  In default.

(d)  Fair-Valued–Securities with an aggregate value of $14,893,916, representing 2.3% of total investments. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e)  Perpetual maturity. The date shown, if any, is the next call date.

(f)  Level 3 security. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)  Affiliated security.

(h)  Restricted. The aggregate cost of such securities is $ 11,957,683. The aggregate value is $6,023,121, representing 1.0% of total investments.

(i)  Non-income producing.

(j)  A member of the Fund's portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund's aggregate value of investments in LiveStyle, Inc. represents 1.3% of total investments.

(k)  Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/29/20
Investments in Securities – Assets
Corporate Bonds & Notes:
Commercial Services	$–	$9,987,337	$109,503	$10,096,840
Diversified Financial Services	–	15,991,006	6,461,280	22,452,286
Media	–	19,241,718	4	19,241,722
All Other	–	176,650,947	–	176,650,947
Convertible Bonds & Notes	–	200,217,462	–	200,217,462
Convertible Preferred Stock:
Diversified Financial Services	–	5,784,600	–	5,784,600
Insurance	–	13,387,495	–	13,387,495
All Other	166,283,491	–	–	166,283,491
Preferred Stock	–	–	8,194,082	8,194,082
Common Stock	–	–	113,434	113,434
Warrants	–	–	15,613	15,613
Repurchase Agreements	–	11,476,000	–	11,476,000
Totals	$166,283,491	$452,736,565	$14,893,916	$633,913,972

February 29, 2020 | Annual Report 47

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 29, 2020 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended February 29, 2020, was as follows:

	Beginning Balance 2/28/19	Purchases		Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 2/29/20
Investments in Securities – Assets
Corporate Bonds & Notes:
Commercial Services	$328,570	$–		$(72,728	)†	$–	–	$(146,339)	–	–	$109,503
Diversified Financial Services	6,707,363	1,536,246	††	–		84,053	–	(1,866,382)	–	–	6,461,280
Media	4	–		–		–	–	–	–	–	4
Preferred Stock:
Media	8,140,772	–		–		–	–	53,310	–	–	8,194,082
Common Stock:
Advertising	703,341	–		(15,611	)†	–	–	(687,730)	–	–	–
Aerospace & Defense	164,315	–		–		–	–	(50,896)	–	–	113,419
Banks	6	–		–		–	–	–	–	–	6
Media	9	–		–		–	–	–	–	–	9
Warrants:
Advertising	–	15,611	†	–		–	–	–	–	–	15,611
Media	2	–		–		–	–	–	–	–	2
Totals	$16,044,382	$1,551,857		$(88,339)		$84,053	–	$(2,698,037)	–	–	$14,893,916

†  Issued or removed via corporate action.

††  Payment-in-Kind

The table above may include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at February 29, 2020:

	Ending Balance at 2/29/20	Valuation Technique Used	Unobservable Inputs	Input Values (Range)
Investments in Securities – Assets
Corporate Bonds & Notes:
Diversified Financial Services	$6,461,280	Market and Company Comparables	EV Multiples Illiquidity Discount	1.76 20%	x (0.38x – 5.08x)
Preferred Stock	$8,194,032	Market and Company Comparables	EV Multiples Illiquidity Discount	0.75 25%	x (0.16x – 1.24x)
Common Stock:
Aerospace & Defense	$113,419	Market and Company Comparables	EV Multiples M&A Transaction Multiples Illiquidity Discount	0.60 0.91x(0.38x–2.12x) 40%	x (0.35x – 0.92x)
Warrants:
Advertising	$15,611	Market and Company Comparables Black-Scholes Model	EV Multiples Expected Volatility Implied Price	6.39 5.39x(1.03x–21.04x) 28.90% $30.75	x (1.26x – 19.85x)

The table above does not include Level 3 investments that are valued by brokers or independent pricing services.

48 Annual Report | February 29, 2020

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 29, 2020 (continued)

The net change in unrealized appreciation/depreciation of Level 3 investments held at February 29, 2020, was $(4,438,444). The net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

Glossary:

PIK  -  Payment-in-Kind

REIT  -  Real Estate Investment Trust

See accompanying Notes to Financial Statements | February 29, 2020 | Annual Report 49

Statements of Assets and Liabilities

AllianzGI Artificial Intelligence & Technology Opportunities Fund

AllianzGI Convertible & Income Funds

February 29, 2020

	Artificial Intelligence & Technology Opportunities	Convertible & Income 2024 Target Term	Convertible & Income	Convertible & Income II
Assets:
Investments, at value, including securities on loan of $0, $51,038,665, $23,882,454 and $0, respectively (cost-$706,864,206, $253,118,742, $858,595,311 and $651,592,754, respectively)	$683,340,574	$250,061,126	$823,356,618	$626,256,761
Investments in Affiliates, at value (cost- $0, $0, $7,507,017 and $7,507,017, respectively)	—	—	7,657,217	7,657,211
Cash	919,087	92,448	—	438
Receivable for investments sold	25,943,739	—	6,564,954	930,422
Interest and dividends receivable	1,057,352	2,226,272	8,999,515	6,862,341
Investments in Affiliated Funds-Trustees Deferred Compensation Plan (see Note 3)	—	18,377	141,138	107,429
Deferred offering costs (see Note 12)	—	—	93,562	92,933
Prepaid expenses	—	3,144	29,380	54,233
Total Assets	711,260,752	252,401,367	846,842,384	641,961,768
Liabilities:
Loan payable (See Note 8)	—	69,700,000	28,851,500	—
Payable for investments purchased	23,966,036	1,475,369	1,248,139	1,034,661
Dividends payable to common and preferred shareholders	3,718,225	839,823	5,742,341	4,470,025
Investment management fees payable	677,254	140,846	450,457	343,640
Payable to custodian for cash overdraft	—	—	5,338,239	—
Trustees Deferred Compensation Plan payable (see Note 3)	—	18,377	141,138	107,429
Loan interest payable	—	125,717	52,039	—
Accrued expenses	83,217	193,878	110,527	99,351
Total Liabilities	28,444,732	72,494,010	41,934,380	6,055,106
Auction-Rate Preferred Shares ($25,000 liquidation preference per share applicable to an aggregate of 0, 0, 8,931 and 6,501 shares issued and outstanding, respectively)	—	—	223,275,000	162,525,000
Cumulative Preferred Shares ($25.00 liquidation preference per share applicable to an aggregate of 0, 0, 4,000,000 and 4,360,000 shares issued and outstanding, respectively)	—	—	100,000,000	109,000,000
Net Assets Applicable to Common Shareholders	$682,816,020	$179,907,357	$481,633,004	$364,381,662
Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$343	$183	$904	$761
Paid-in-capital in excess of par	686,462,357	178,881,622	759,660,777	582,307,654
Total distributable earnings (loss)	(3,646,680)	1,025,552	(278,028,677)	(217,926,753)
Net Assets Applicable to Common Shareholders	$682,816,020	$179,907,357	$481,633,004	$364,381,662
Common Shares Issued and Outstanding	34,323,135	18,257,012	90,369,581	76,115,749
Net Asset Value Per Common Share	$19.89	$9.85	$5.33	$4.79

50 Annual Report | February 29, 2020 | See accompanying Notes to Financial Statements

Statements of Operations

AllianzGI Artificial Intelligence & Technology Opportunities Fund

AllianzGI Convertible & Income Funds

Period or Year ended February 29, 2020

	Artificial Intelligence & Technology Opportunities (1)	Convertible & Income 2024 Target Term	Convertible & Income	Convertible & Income II
Investment Income:
Interest	$847,073	$12,020,818	$41,572,352	$31,668,355
Dividends (net of foreign withholding taxes of $5,342, $0, $20,896 and $15,807, respectively)	1,969,535	—	13,250,961	10,039,167
Miscellaneous	—	57,285	—	—
Total Investment Income	2,816,608	12,078,103	54,823,313	41,707,522
Expenses:
Investment management	2,895,335	1,869,490	6,009,739	4,582,851
Audit and tax services	86,652	95,552	124,834	122,742
Legal	77,500	41,252	94,524	84,702
Custodian and accounting agent	50,957	117,690	127,266	110,227
Shareholder communications	18,000	31,844	99,187	78,434
Trustees	16,892	13,668	38,345	29,065
Transfer agent	8,400	25,200	33,325	33,566
Loan interest	—	1,926,862	797,893	—
Excise tax	—	132,223	—	—
Auction agent and commissions	—	—	220,265	169,565
New York Stock Exchange listing	—	12,500	52,415	44,805
Insurance	—	9,484	18,652	15,300
Line of credit commitment	—	—	65,382	57,074
Miscellaneous	2,823	2,167	55,743	61,437
Total Expenses	3,156,559	4,277,932	7,737,570	5,389,768
Net Investment Income (Loss)	(339,951)	7,800,171	47,085,743	36,317,754
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on investments	31,371,579	3,582,892	(3,077,153)	(2,433,448)
Net change in unrealized appreciation/depreciation of:
Investments	(23,523,632)	1,283,009	804,271	643,163
Investments in Affiliates	—	—	150,200	150,194
Net realized and change in unrealized gain (loss)	7,847,947	4,865,901	(2,122,682)	(1,640,091)
Net Increase in Net Assets Resulting from Investment Operations	7,507,996	12,666,072	44,963,061	34,677,663
Dividends on Preferred Shares from Net Investment Income	—	—	(12,457,776)	(10,974,665)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$7,507,996	$12,666,072	$32,505,285	$23,702,998

(1) Commencement of operations was October 31, 2019. Information represents the period from
October 31, 2019 through February 29, 2020.

See accompanying Notes to Financial Statements | February 29, 2020 | Annual Report 51

Statements of Changes in Net Assets

AllianzGI Artificial Intelligence & Technology Opportunities Fund

Period from October 31, 2019* through February 29, 2020
Investment Operations:
Net investment loss	$(339,951)
Net realized gain	31,371,579
Net change in unrealized appreciation/depreciation	(23,523,632)
Net increase in net assets resulting from investment operations	7,507,996
Total Distributions to Shareholders	(11,154,676)
Share Transactions:
Net proceeds from shares issued in offering	686,362,700
Total increase in net assets	682,716,020
Net Assets:
Beginning of period	100,000
End of period	$682,816,020
Shares Activity:
Shares outstanding, beginning of period	5,000
Shares issued in offering	34,318,135
Shares outstanding, end of period	34,323,135

* Commencement of operations.

52 Annual Report | February 29, 2020 | See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

AllianzGI Convertible & Income 2024 Target Term Fund

	Year ended February 29, 2020	Year ended February 28, 2019
Investment Operations:
Net investment income	$7,800,171	$8,759,386
Net realized gain	3,582,892	2,238,286
Net change in unrealized appreciation/depreciation	1,283,009	(2,360,917)
Net increase in net assets resulting from investment operations	12,666,072	8,636,755
Total Distributions to Shareholders	(10,077,871)	(10,077,871)
Total increase (decrease) in net assets	2,588,201	(1,441,116)
Net Assets:
Beginning of year	177,319,156	178,760,272
End of year	$179,907,357	$177,319,156
Shares Activity:
Shares outstanding, beginning of year	18,257,012	18,257,012
Shares outstanding, end of year	18,257,012	18,257,012

See accompanying Notes to Financial Statements | February 29, 2020 | Annual Report 53

Statements of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Convertible & Income Fund

	Year ended February 29, 2020	Year ended February 28, 2019
Investment Operations:
Net investment income	$47,085,743	$49,731,750
Net realized loss	(3,077,153)	(47,570,706)
Net change in unrealized appreciation/depreciation	954,471	(9,509,827)
Net increase (decrease) in net assets resulting from investment operations	44,963,061	(7,348,783)
Dividends on Preferred Shares from Net Investment Income	(12,457,776)	(10,585,245)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	32,505,285	(17,934,028)
Distributions to Common Shareholders from:
Distributable earnings	(37,568,976)	(45,008,107)
Return of capital	(20,275,298)	(24,588,590)
Total distributions to common shareholders	(57,844,274)	(69,596,697)
Preferred Share Transactions:
Net increase resulting from tender of Auction-Rate Preferred Shares (see Note 7)	—	8,023,500
Offering costs for cumulative preferred shares charged to paid-in capital (see Note 11)	—	(3,752,438)
Common Share Transactions:
Reinvestment of distributions	4,324,311	5,040,507
Total decrease in net assets applicable to common shareholders	(21,014,678)	(78,219,156)
Net Assets Applicable to Common Shareholders:
Beginning of year	502,647,682	580,866,838
End of year	$481,633,004	$502,647,682
Common Shares Activity:
Common shares outstanding, beginning of year	89,613,563	88,808,652
Common shares issued in reinvestment of distributions	756,018	804,911
Common shares outstanding, end of year	90,369,581	89,613,563

–  May reflect actual amounts rounding to less than $1.

54 Annual Report | February 29, 2020 | See accompanying Notes to Financial Statements

Statements of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Convertible & Income Fund II

	Year ended February 29, 2020	Year ended February 28, 2019
Investment Operations:
Net investment income	$36,317,754	$37,848,582
Net realized loss	(2,433,448)	(36,496,320)
Net change in unrealized appreciation/depreciation	793,357	(7,065,306)
Net increase (decrease) in net assets resulting from investment operations	34,677,663	(5,713,044)
Dividends on Preferred Shares from Net Investment Income	(10,974,665)	(8,854,040)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	23,702,998	(14,567,084)
Distributions to Common Shareholders from:
Distributable earnings	(27,490,452)	(33,756,734)
Return of capital	(14,454,556)	(18,171,046)
Total distributions to common shareholders	(41,945,008)	(51,927,780)
Preferred Share Transactions:
Net increase resulting from tender of Auction-Rate Preferred Shares (see Note 7)	—	6,688,500
Offering costs for cumulative preferred shares charged to paid-in capital (see Note 11)	—	(4,028,159)
Common Share Transactions:
Reinvestment of distributions	2,723,158	3,629,251
Total decrease in net assets applicable to common shareholders	(15,518,852)	(60,205,272)
Net Assets Applicable to Common Shareholders:
Beginning of year	379,900,514	440,105,786
End of year	$364,381,662	$379,900,514
Common Shares Activity:
Common shares outstanding, beginning of year	75,583,392	74,921,851
Common shares issued in reinvestment of distributions	532,357	661,541
Common shares outstanding, end of year	76,115,749	75,583,392

–  May reflect actual amounts rounding to less than $1.

See accompanying Notes to Financial Statements | February 29, 2020 | Annual Report 55

Statement of Cash Flows*

AllianzGI Convertible & Income 2024 Target Term Fund
Year ended February 29, 2020

Decrease in Cash from:
Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$12,666,072
Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(206,101,863)
Proceeds from sales of long-term investments	212,033,618
Purchases of short-term portfolio investments, net	(4,756,961)
Net change in unrealized appreciation/depreciation	(1,283,009)
Net amortization/accretion on investments	(539,759)
Net realized gain/loss	(3,582,892)
Decrease in payable for investments purchased	(5,247,974)
Increase in investments in Affiliated Funds — Trustees Deferred Compensation Plan	(1,060)
Increase in Trustees Compensation Plan payable	1,060
Decrease in receivable for investments sold	6,797,418
Decrease in interest and dividends receivable	206,832
Decrease in prepaid expenses	454
Decrease in investment management fees payable	(247)
Decrease in accrued expenses and other liabilities	(91,043)
Decrease in loan interest payable	(50,083)
Net cash provided by operating activities	10,050,563
Cash Flows used for Financing Activities:
Cash dividends paid	(10,077,871)
Net cash used for financing activities	(10,077,871)
Net decrease in cash	(27,308)
Cash:
Beginning of year	119,756
End of year	$92,448
Supplemental Disclosure of Cash Flow Information:
Interest expense paid on loan	$1,976,945

* Statement of Cash Flows is not required for Artificial Intelligence & Technology Opportunities, Convertible & Income and Convertible & Income II.

56 Annual Report | February 29, 2020 | See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Artificial Intelligence & Technology Opportunities Fund

For a share outstanding throughout each period:

Period from October 31, 2019* through February 29, 2020
Net asset value, beginning of period	$20.00
Investment Operations:
Net investment loss	(0.01)
Net realized and change in unrealized gain	0.23
Total from investment operations	0.22
Dividends to Shareholders from Net Realized Gains	(0.33)
Net asset value, end of period	$19.89
Market price, end of period	$17.72
Total Investment Return (1)	(9.92)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$682,816
Ratio of expenses to average net assets (2)(3)	1.34%
Ratio of net investment loss to average net assets (2)(3)	(0.15)%
Portfolio turnover rate	56%

*  Commencement of operations.

(1)  Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)  Annualized, unless otherwise noted.

(3)  Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements | February 29, 2020 | Annual Report 57

Financial Highlights

AllianzGI Convertible & Income 2024 Target Term Fund

For a common share of outstanding throughout each period^:

	Year ended February 29, 2020	Year ended February 28, 2019	Period from June 30, 2017* through February 28, 2018
Net asset value, beginning of period	$9.71	$9.79	$9.84	**
Investment Operations:
Net investment income	0.43	0.48	0.35
Net realized and change in unrealized gain (loss)	0.26	(0.01)	(0.06)
Total from investment operations	0.69	0.47	0.29
Dividends and Distributions to Shareholders from:
Net investment income	(0.44)	(0.50)	(0.32)
Net realized gains	(0.11)	(0.05)	–
Total dividends and distributions to shareholders	(0.55)	(0.55)	(0.32)
Share Transactions:
Capital charge resulting from issuance of common shares and related offering costs	–	–	(0.02)
Net asset value, end of period	$9.85	$9.71	$9.79
Market price, end of period	$9.14	$9.00	$9.22
Total Investment Return (1)	7.63%	3.72%	(4.59)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$179,907	$177,319	$178,760
Ratio of expenses to average net assets, including interest expense (4)(5)	2.38%	2.60%	2.14	%(2)(3)
Ratio of expenses to average net assets, excluding interest expense (4)(5)	1.31%	1.36%	1.23	%(2)(3)
Ratio of net investment income to average net assets (5)	4.34%	4.94%	5.47	%(2)(3)
Portfolio turnover rate	86%	116%	66%

^  A "–" may reflect actual amounts rounding to less than $0.01 or 0.01%.

*  Commencement of operations.

**  Initial public offering price of $10.00 per share less sales load of 1.65% of the offering price.

(1)  Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)  Annualized, unless otherwise noted.

(3)  Certain expenses incurred by the Fund were not annualized.

(4)  Interest expense relates to participation in the debt financing (See Note 8).

(5)  Inclusive of excise tax expense of less than 0.07%, 0.08% and 0.02% (not annualized) for the year ended February 29, 2020, February 28, 2019 and the period ended February 28, 2018, respectively.

58 Annual Report | February 29, 2020 | See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Convertible & Income Fund

For a common share outstanding throughout each year^:

	Year ended February 29, 2020	Year ended February 28, 2019		Year ended February 28, 2018	Year ended February 28, 2017		Year ended February 29, 2016
Net asset value, beginning of year	$5.61	$6.54		$6.86	$5.50		$8.44
Investment Operations:
Net investment income	0.52	0.56		0.69	0.73		0.83
Net realized and change in unrealized gain (loss)	(0.02)	(0.64)		(0.16)	1.44		(2.83)
Total from investment operations	0.50	(0.08)		0.53	2.17		(2.00)
Dividends on Preferred Shares from Net Investment Income: (1)	(0.14)	(0.12)		(0.07)	(0.03)		(0.01)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.36	(0.20)		0.46	2.14		(2.01)
Dividends and distributions to Common Shareholders from:
Net investment income	(0.42)	(0.50)		(0.77)	(0.78)		(0.93)
Return of capital	(0.22)	(0.28)		(0.01)	–		–
Total dividends and distributions to common shareholders	(0.64)	(0.78)		(0.78)	(0.78)		(0.93)
Preferred Share Transactions:
Accretion to net asset value, resulting from tender offer of Auction-Rate Preferred Shares	–	0.09		–	–		–
Capital change resulting from issuance of Cumulative Preferred Shares and related offering costs	–	(0.04)		–	–		–
Net asset value, end of year	$5.33	$5.61		$6.54	$6.86		$5.50
Market price, end of year	$5.10	$6.24		$6.93	$6.93		$4.92
Total Investment Return (2)	(8.51)%	2.00%		12.22%	59.15%		(38.23)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$481,633	$502,648		$580,867	$605,194		$484,512
Ratio of expenses to average net assets, including interest expense (3)(4)	1.53%	1.56	%(5)	1.28%	1.36	%(6)	1.26	%(6)
Ratio of expenses to average net assets, excluding interest expense (3)(4)	1.37%	1.39	%(5)	1.28%	1.36	%(6)	1.26	%(6)
Ratio of net investment income to average net assets (4)	9.30%	9.22	%(5)	10.32%	11.33	%(6)	11.51	%(6)
Auction-Rate Preferred shares asset coverage per share	$62,132 (7)	$63,752	(7)	$65,668	$67,376		$58,927
Cumulative Preferred shares asset coverage per share	$62 (7)	$64	(7)	$–	$–		$–
Cumulative Preferred shares average market value	$25.81 (8)	$24.46	(8)	$–	$–		$–
Portfolio turnover rate	35%	41%		34%	28%		51%

^  A "–" may reflect actual amounts rounding to less than $0.01 or 0.01%.

(1)  Calculated on average common shares outstanding.

(2)  Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(3)  Interest expense relates to participation in the debt financing (See Note 8).

(4)  Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.

(5)  Inclusive of tender offer expenses of 0.03%.

(6)  Inclusive of excise tax expense of 0.03% and less than 0.005% for the years ended February 28, 2017 and February 29, 2016, respectively.

(7)  Asset coverage per share is calculated by combining all preferred shares.

(8)  Based on daily closing market prices.

See accompanying Notes to Financial Statements | February 29, 2020 | Annual Report 59

Financial Highlights

AllianzGI Convertible & Income Fund II

For a common share outstanding throughout each year^:

	Year ended February 29, 2020	Year ended February 28, 2019		Year ended February 28, 2018	Year ended February 28, 2017	Year ended February 29, 2016
Net asset value, beginning of year	$5.03	$5.87		$6.14	$4.89	$7.56
Investment Operations:
Net investment income	0.48	0.50		0.62	0.66	0.75
Net realized and change in unrealized gain (loss)	(0.03)	(0.57)		(0.14)	1.30	(2.55)
Total from investment operations	0.45	(0.07)		0.48	1.96	(1.80)
Dividends on Preferred Shares from Net Investment Income (1)	(0.14)	(0.12)		(0.06)	(0.02)	(0.01)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.31	(0.19)		0.42	1.94	(1.81)
Dividends and Distributions to Shareholders from:
Net investment income	(0.36)	(0.45)		(0.61)	(0.69)	(0.86)
Return of capital	(0.19)	(0.24)		(0.08)	–	–
Total dividends and distributions to shareholders	(0.55)	(0.69)		(0.69)	(0.69)	(0.86)
Preferred Share Transactions:
Accretion to net asset value, resulting from tender offer of Auction-Rate Preferred Shares	–	0.09		–	–	–
Capital change resulting from issuance of Cumulative Preferred Shares and related offering costs	–	(0.05)		–	–	–
Net asset value, end of year	$4.79	$5.03		$5.87	$6.14	$4.89
Market price, end of year	$4.54	$5.44		$6.10	$6.17	$4.46
Total Investment Return (2)	(6.98)%	1.14%		10.84%	56.31%	(40.34)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$364,382	$379,901		$440,106	$456,985	$363,991
Ratio of expenses to average net assets, including interest expense (3)(4)	1.41%	1.53	%(5)	1.32%	1.37%	1.28%
Ratio of expenses to average net assets, excluding interest expense (3)(4)	1.41%	1.44	%(5)	1.32%	1.37%	1.28%
Ratio of net investment income to average net assets (3)	9.48%	9.28	%(5)	10.31%	11.46%	11.58%
Preferred shares asset coverage per share	$58,421 (6)	$59,845	(6)	$65,147	$66,691	$58,208
Cumulative Preferred shares asset coverage per share	$58 (6)	$60	(6)	$–	$–	$–
Cumulative Preferred shares average market value	$25.39 (7)	$24.04	(7)	$–	$–	$–
Portfolio turnover rate	35%	41%		33%	28%	51%

^  A "–" may reflect actual amounts rounding to less than $0.01 or 0.01%.

(1)  Calculated on average common shares outstanding.

(2)  Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(3)  Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.

(4)  Interest expense relates to participzation in the debt financing (See Note 8).

(5)  Inclusive of tender offer expenses of 0.04%.

(6)  Asset coverage per share is calculated by combining all preferred shares.

(7)  Based on daily closing market prices.

60 Annual Report | February 29, 2020 | See accompanying Notes to Financial Statements

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

1. Organization and Significant Accounting Policies

AllianzGI Artificial Intelligence & Technology Opportunities Fund (Artificial Intelligence & Technology Opportunities), AllianzGI Convertible & Income 2024 Target Term Fund ("Convertible & Income 2024 Target Term"), AllianzGI Convertible & Income Fund ("Convertible & Income") and AllianzGI Convertible & Income Fund II ("Convertible & Income II") and (each, a "Fund" and, collectively, the "Funds"), were organized as Massachusetts business trusts on May 24, 2019, March 21, 2017, January 17, 2003 and April 22, 2003, respectively. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. Prior to commencing operations on October 31, 2019, Artificial Intelligence & Technology Opportunities had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder and the sale and issuance of 5,000 shares at an aggregate price of $100,000 to Allianz Asset Management of America L.P. ("AAM"). Convertible & Income 2024 Target Term, Convertible & Income and Convertible & Income II are each organized and registered as diversified, closed-end management investment companies under the rules and regulations thereunder. Allianz Global

Investors U.S. LLC ("AllianzGI U.S." or the "Investment Manager"), serves as the Funds' investment manager. AllianzGI U.S. is an indirect, wholly-owned subsidiary of PFP Holdings, Inc. and is a member of Munich-based Allianz Group. insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Artificial Intelligence & Technology Opportunities's investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Fund has a limited term feature pursuant to which it intends to terminate on or about October 29, 2031 (the "Dissolution Date"). Under certain circumstances the Fund's Board of Trustees may, without shareholder approval, extend the Dissolution Date by as much as eighteen months after the initial Dissolution Date, which date would then become the Dissolution Date. Each common shareholder would be paid a pro rata portion of the Fund's net assets upon termination of the Fund (the Fund is not a "target term" fund and will not seek to return the Fund's initial public offering price per share). Within twelve months prior to Dissolution Date, the Fund may conduct a tender offer to purchase 100% of the then outstanding common shares of the Fund at a price equal to the NAV per common share on the expiration date of the tender offer. Following the completion of the tender offer, if the Fund has at least $200 million of net assets, the Board may eliminate the Dissolution Date and convert the Fund to a perpetual trust upon the affirmative vote of a

February 29, 2020 | Annual Report 61

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

1. Organization and Significant Accounting Policies (continued)

majority of the Board and seventy-five percent of the Continuing Trustees (as such term is defined in the Fund's organizational documents). If the tender offer would result in Fund assets below $200 million, the tender offer will be canceled and the Fund will terminate as scheduled.

Convertible & Income 2024 Target Term's investment objectives are to provide a high level of income and to return at least $9.835 per common share (the original net asset value per common share of beneficial interest before deducting offering costs of $0.02 per share) (the "Original NAV") to holders of common shares on or about September 1, 2024 (the "Termination Date"). The objective to return Convertible & Income 2024 Target Term's Original NAV is not an express or implied guarantee obligation of Convertible & Income 2024 Target Term, the Investment Manager or any other entity, and an investor may receive less than the Original NAV upon termination of Convertible & Income 2024 Target Term. Convertible & Income 2024 Target Term attempts to achieve its investment objectives by investing in a diversified portfolio of high yield securities, convertible securities and other income-producing debt instruments, including senior secured loans, primarily of U.S. issuers. The Fund intends, on or about the Termination Date, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem any outstanding leverage facilities and distribute all its liquidated assets to the then-record holders of common shares, unless such term is extended by the Trustees and absent Trustee and shareholder approval to amend the limited term.

Convertible & Income and Convertible & Income II each have an investment objective to provide total return through a combination of capital appreciation and high current income. Convertible & Income and Convertible & Income II attempt to achieve this objective by investing in a portfolio of domestic convertible securities and non-convertible income-producing securities.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds' financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires the Funds' management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund's financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications, including in some of its principal service contracts. The Funds' maximum exposures under these arrangements are unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss is expected to be remote.

Like many other companies, the Funds' organizational documents provide that its

62 Annual Report | February 29, 2020

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

1. Organization and Significant Accounting Policies (continued)

officers ("Officers") and the Board of Trustees of each Fund (together, the "Board") are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of its principal service contracts and in the normal course of its business, the Funds enter into contracts that provide indemnification to other parties for certain types of losses or liabilities. The Funds' maximum exposure under these arrangements is unknown, as this could involve future claims against the Funds.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of the securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, based on quotes or other market information obtained from quotation reporting systems, established market makers or independent pricing services. Investments in mutual funds are valued at the net asset value ("NAV") as reported on each business day, and, under normal circumstances. The Funds' investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available (including in cases where available market quotes are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Funds' Valuation Committee was established by the Board to oversee the implementation of the Fund's valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Valuation Committee may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set

February 29, 2020 | Annual Report 63

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

1. Organization and Significant Accounting Policies (continued)

forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt investments having a remaining maturity of 60 days or less will be valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange ("NYSE") is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds' financial statements. Each Fund's NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of the Funds is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors, where appropriate. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of the Funds may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Funds.

64 Annual Report | February 29, 2020

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the "exit price") in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■  Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

■  Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

■  Level 3 – valuations based on significant unobservable inputs (including the Investment Manager's or Valuation Committee's own assumptions and securities whose price was determined by using a single broker's quote)

The valuation techniques used by the Funds to measure fair value during the period ended February 29, 2020 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset's or liability's level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds' valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds' valuation procedures are designed to value a security at the price the Funds may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that

February 29, 2020 | Annual Report 65

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

1. Organization and Significant Accounting Policies (continued)

any fair value determination thereunder would, in fact, approximate the amount that the Funds would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock and Warrants) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are

66 Annual Report | February 29, 2020

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

1. Organization and Significant Accounting Policies (continued)

unobservable, the values are categorized as Level 3.

Senior Loans – Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Consent fees relating to corporate actions and facility fees and other fees received after settlement date relating to senior loans and commitment fees received relating to unfunded purchase commitments are recorded as miscellaneous income upon receipt. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Expenses are recorded on an accrual basis.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction),

February 29, 2020 | Annual Report 67

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

1. Organization and Significant Accounting Policies (continued)

and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds' tax positions for all open tax years. As of February 29, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds' U.S. federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders – Common Shares

The Funds declare distributions to common shareholders monthly. The distributions by Artificial Intelligence & Technology and Convertible & Income 2024 Target Term may be comprised in varying portions of net investment income, capital gains, including short-term or long-term capital gains, and return of capital. Artificial Intelligence & Technology and Convertible & Income 2024 Target Term may distribute some or all net realized long-term capital gains not previously distributed, if any, at least annually. The distributions by Convertible & Income and Convertible & Income II may be comprised in varying proportions of net investment income and return of capital. Convertible & Income and Convertible & Income II distribute net realized capital gains, if any, at least annually. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains or return of capital is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These "book-tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their U.S. federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for U.S. federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Convertible Securities

It is the Funds' policy to invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds' investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than

68 Annual Report | February 29, 2020

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

1. Organization and Significant Accounting Policies (continued)

traditional convertible securities, but typically still less than that of the underlying stock.

(g) Senior Loans

The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the "Lender"). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts may never be utilized by the borrower.

The Funds may purchase the securities of distressed companies (including assignments or direct investments), including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" or "DIP" financings). Debtor-in-possession financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors' claims). There is risk that the issuer under a debtor-in-possession financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Funds' only recourse would be against the collateral securing the debtor-in-possession financing.

(h) Payment In-Kind Securities

The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(i) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely

February 29, 2020 | Annual Report 69

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

1. Organization and Significant Accounting Policies (continued)

transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(j) Statement of Cash Flows

U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the fund had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Convertible & Income 2024 Target Term's indebtedness has been determined to be at a level requiring a statement of cash flows. The Statement of Cash Flows has been prepared using the indirect method which required net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities. Artificial Intelligence & Technology Opportunities, Convertible & Income and Convertible & Income II do not require a Statement of Cash Flows.

(k) Loan Interest Expense

Loan interest expense relates to amounts borrowed under each Fund's respective SSB Facility (See Note 8). Loan interest expense is recorded as it is incurred.

(l) Repurchase Agreements

The Funds are parties to Master Repurchase Agreements ("Master Repo Agreements") with select counterparties. The Master Repo

70 Annual Report | February 29, 2020

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

1. Organization and Significant Accounting Policies (continued)

Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until the maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds' Schedules of Investments. As of February 29, 2020, the value of the related collateral exceeded the value of the repurchase agreements for each Fund.

(m) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, credit and leverage risks. Additionally, Artificial Intelligence & Technology Opportunities and Convertible & Income 2024 Target Term are exposed to limited term risk and Artificial Intelligence & Technology Opportunities is exposed to risks associated with artificial intelligence and technology companies.

Interest rate risk is the risk that fixed income securities' valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates,

February 29, 2020 | Annual Report 71

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

2. Principal Risks (continued)

the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security's market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that local, regional or global events, including geopolitical and other events, may disrupt the economy on a national or global level. For example, events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the economy or the markets for financial instruments and, as a result, could have a significant impact on a Fund and its investments. As a further example, an outbreak of respiratory disease

72 Annual Report | February 29, 2020

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

2. Principal Risks (continued)

caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread globally, being designated as a pandemic in early 2020. Associated disruptions could impair a Fund's ability to maintain operational standards, disrupt the operations of the Fund's service providers, adversely affect the value and liquidity of the Fund's investments, and negatively impact the Fund's performance and your investment in the Fund.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds' financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Funds' counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds' shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds' portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs on such leverage may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds' investment returns, resulting in greater losses. As discussed further in Note 6 and Note 11, Convertible & Income and Convertible & Income II have auction-rate and cumulative preferred shares outstanding. As discussed further in Note 8, the Funds have entered into a liquidity facility. In connection with their use of leverage as well as their investment activities, the Funds may have exposure to the London Interbank Offered Rate ("LIBOR"). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom's Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

Artificial Intelligence & Technology Opportunities is exposed to limited term risk. The Fund has a limited term feature, pursuant to which it intends to terminate on or about the Dissolution Date, as described under

February 29, 2020 | Annual Report 73

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

2. Principal Risks (continued)

Note 1 above. The Fund is not a so called "target date" or "life cycle" fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a "target term" fund whose investment objective is to return its original NAV on the Dissolution Date. Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. Moreover, in conducting such portfolio transactions, the Fund may need to deviate from its investment policies and may not achieve its investment objective.

In addition, Artificial Intelligence & Technology Opportunities is exposed to risks associated with companies involved in, or exposed to artificial intelligence related businesses and the technology sector. Companies involved in, or exposed to, artificial intelligence-related businesses may have limited product lines, markets, financial resources and/or personnel. These companies typically face intense competition and potentially rapid product obsolescence and depend significantly on consumer preference and demand. These companies are also heavily dependent on intellectual property rights and may be adversely impacted by the loss or impairment of such rights. Artificial intelligence companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. Moreover, companies in the technology sector are subject to risks such as short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility, limited operating histories and management experience, and patent and other intellectual property considerations.

Convertible & Income 2024 Target Term is exposed to limited term risk. The Fund has a limited term feature, pursuant to which it intends, on or about September 1, 2024, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem any outstanding leverage facilities and distribute all its liquidated assets to its then record shareholders, unless the term is extended by the Fund's Board of Trustees (for up to six months) and absent Trustee and shareholder approval to amend the limited term. Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security has entered into default or bankruptcy, or otherwise is in severe distress, which may cause the Fund to lose money. Although the Fund has an investment objective of returning the Original NAV to Common Shareholders on or about the Termination Date, this is not a guarantee and the Fund may not be successful in achieving

74 Annual Report | February 29, 2020

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

2. Principal Risks (continued)

this objective. There can be no assurance that the Fund will be able to return the Original NAV to Common Shareholders, and such return is not backed or otherwise guaranteed by the Fund, the Investment Manager or any other entity.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds' ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security's default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Investments in senior loans and repurchase agreements also involve special risks. Although typically secured, senior loans may not be backed by sufficient collateral to satisfy their issuers' obligations in the event of bankruptcy or similar scenarios. Senior loans may also be illiquid. Similarly, repurchase agreements may result in losses if the collateral associated with such positions is insufficient in the event of a counterparty default or similar scenario. Repurchase agreement positions may also be illiquid.

3. Investment Manager & Deferred Compensation

(a) Investment Manager. Each Fund has an Investment Management Agreement (for the purpose of this section, each an "Agreement") with the Investment Manager. Subject to the supervision of the Funds' Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds' investment activities, business affairs and administrative matters. Pursuant to its Agreements, Artificial Intelligence & Technology Opportunities pays the Investment Manager an annual management fee, payable monthly, in an amount equal to 1.25% of the Fund's average daily managed assets. Pursuant to its Agreement, Convertible & Income 2024 Target Term pays the Investment Manager an annual fee, payable monthly, at an annual rate of 0.75% of its average daily total managed assets. Total managed assets for Artificial Intelligence & Technology Opportunities and for Convertible & Income 2024 Target Term refer to the total assets of each Fund (including assets attributable to any borrowings, issued debt securities or preferred shares that may be outstanding, reverse repurchase agreements and dollar rolls) minus accrued liabilities (other than liabilities representing borrowings, issued debt securities, reverse repurchase agreements and dollar rolls). Pursuant to their Agreements, Convertible & Income and Convertible & Income II, pay the Investment Manager an annual fee, payable monthly, at

February 29, 2020 | Annual Report 75

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

3. Investment Manager & Deferred Compensation (continued)

an annual rate of 0.70% of each Fund's average daily total managed assets. Total managed assets for Convertible & Income and Convertible & Income II refer to the total assets of the Fund (including any assets attributable to any Preferred Shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

(b) Deferred Compensation. The Trustees do not currently receive any pension or retirement benefits from the Funds. In calendar year 2018 and certain prior periods, each of Convertible & Income 2024 Target Term, Convertible & Income and Convertible & Income II maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the respective Fund on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds or Allianz Funds Multi-Strategy Trust selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service to the Funds in calendar year 2019 and beyond have been or will be paid in cash, on a current basis, unless the Board of Trustees of the Allianz-Sponsored Funds reopens the program to new deferrals. Allianz Funds and Allianz Funds Multi-Strategy Trust still have obligations with respect to Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.

4. Investments in Securities

For the period ended February 29, 2020, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
Artificial Intelligence & Technology Opportunities	$928,493,824	$292,743,192
Convertible & Income 2024 Target Term	206,101,863	212,033,618
Convertible & Income	294,164,643	324,811,958
Convertible & Income II	223,841,298	244,894,596

76 Annual Report | February 29, 2020

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

5. Income Tax Information

The tax character of dividends and distributions paid was:

	Year ended February 29, 2020		Year ended February 28, 2019
	Ordinary Income (1)	Return of Capital	Ordinary Income	Return of Capital
Artificial Intelligence & Technology Opportunities	$11,154,676	$–	$–	$–
Convertible & Income 2024 Target Term	10,077,871	–	10,077,871	–
Convertible & Income	50,026,752	20,275,298	55,593,352	24,588,590
Convertible & Income II	38,465,117	14,454,556	42,610,774	18,171,046

(1)  Includes short-term capital gains, if any.

At February 29, 2020, the components of distributable earnings were:

	Ordinary Income	Capital Loss Carryforwards (2)	Late Year Ordinary Loss (3)
Artificial Intelligence & Technology Opportunities	$24,010,028	$–	$302,545
Convertible & Income 2024 Target Term	6,835,174	–	–
Convertible & Income	–	231,282,326	–
Convertible & Income II	–	183,584,922	–

(2)  Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

(3) Ordinary losses realized during the period January 1, 2020 through February 29, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

At February 29, 2020, capital loss carryforward amounts were:

	No Expiration (4)
	Short-Term	Long-Term
Convertible & Income	$77,546,251	$153,736,075
Convertible & Income II	59,090,219	124,494,703

(4)  Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

February 29, 2020 | Annual Report 77

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

5. Income Tax Information (continued)

For the year ended February 29, 2020, permanent "book-tax" adjustments were:

	Undistributed (dividends in excess of) net investment income	Accumulated net realized gain (loss)	Paid-in Capital In Excess of Par
Artificial Intelligence & Technology Opportunities (c)	$26,728	$(26,728)	$–
Convertible & Income 2024 Target Term (a)(c)(d)	546,760	(414,537)	(132,223)
Convertible & Income (a)(b)(c)(e)	5,199,884	(5,059,484)	(140,400)
Convertible & Income II (a)(b)(c)(e)	3,960,788	(3,855,820)	(104,968)

These permanent "book-tax" differences were primarily attributable to:

(a)  Treatment of bond premium amortization

(b)  Reclassification of contingent debt/convertible securities income/gains

(c)  Section 305 sales adjustment

(d)  Non-deductible excise tax paid

(e)  Reclassification due to return of capital

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At February 29, 2020, the aggregate cost basis and net unrealized depreciation of investments for federal income tax purposes were:

	Federal Tax Cost Basis (5)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Depreciation
Artificial Intelligence & Technology Opportunities	$706,976,512	$15,360,339	$38,996,277	$(23,635,938)
Convertible & Income 2024 Target Term	255,012,547	2,755,570	7,706,991	(4,951,421)
Convertible & Income	871,871,686	43,500,982	84,358,833	(40,857,851)
Convertible & Income II	663,678,346	33,949,997	63,714,371	(29,764,374)

(5)  Differences between book and tax cost basis were attributable to wash sale loss deferrals, Section 305 adjustments and the differing treatment of bond premium amortization.

6. Auction-Rate Preferred Shares

Convertible & Income has 1,894 shares of Auction-Rate Preferred Shares Series A, 1,779 shares of Auction-Rate Preferred Shares Series B, 1,909 shares of Auction-Rate Preferred Shares Series C, 1,842 shares of Auction-Rate Preferred Shares Series D and 1,507 shares of Auction-Rate Preferred Shares

Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Convertible & Income II has 1,296 shares of Auction-Rate Preferred Shares Series A, 1,512 shares of Auction-Rate Preferred Shares Series B, 1,239 shares of Auction-Rate

78 Annual Report | February 29, 2020

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

6. Auction-Rate Preferred Shares (continued)

Preferred Shares Series C, 1,156 shares of Auction-Rate Preferred Shares Series D and 1,298 shares of Auction-Rate Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate that is typically re-set every seven days. Distributions of net realized capital gains, if any, are paid annually.

For the year ended February 29, 2020, the annualized dividend rates paid with respect to the Auction-Rate Preferred shares of Convertible & Income and Convertible & Income II ranged from:

	High	Low	At February 29, 2020
Series A	3.738%	2.297%	2.372%
Series B	3.738%	2.282%	2.357%
Series C	3.723%	2.282%	2.372%
Series D	3.738%	2.297%	2.372%
Series E	3.738%	2.297%	2.372%

Convertible & Income and Convertible & Income II are subject to certain limitations and restrictions while Auction-Rate Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Auction-Rate Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Auction-Rate Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on certain matters adversely affecting the rights of the Auction-Rate Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares ("ARPS") issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation's closed-end funds. Since then, regularly scheduled auctions for the Preferred shares (which are ARPS) issued by the Funds have consistently "failed" because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction.

In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to

February 29, 2020 | Annual Report 79

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

6. Auction-Rate Preferred Shares (continued)

receive dividends at the defined "maximum rate", which for the Funds is equal to the 7-day "AA" Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS. The maximum rate is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction.

On May 29, 2014, Moody's Investors Service upgraded each Fund's ARPS ratings to Aa3 from A1. As a result, the applicable multiplier for calculating the maximum rate decreased from 200% to 150% beginning on that date. If the Funds' ARPS continue to fail and the "maximum rate" payable on the ARPS rises as result of changes in short-term interest rates, returns for the Funds' common shareholders could be adversely affected.

7. Tender Offer

On June 20, 2018, the Board announced a tender offer to purchase for cash up to 100% of the outstanding ARPS of each of Convertible & Income and Convertible & Income II at a price equal to 94% of the ARPS' liquidation preference of $25,000 per share (or $23,500 per share) plus any unpaid dividends accrued through the expiration date of each tender offer, or such later date to which such tender offer may be extended (each a "Tender Offer" and, together, the "Tender Offers").

On June 28, 2018, Convertible & Income and Convertible & Income II each commenced its respective Tender Offer. The tables below include the per share liquidation preference and tender offer price per share for the ARPS of each of Convertible & Income and Convertible & Income II.

On July 31, 2018, the Tender Offers expired and Convertible & Income and Convertible & Income II announced the results of the Tender Offers. With respect to Convertible & Income, 5,349 ARPS were tendered, representing approximately 37% of the outstanding ARPS. With respect to Convertible & Income II, 4,459 ARPS were tendered, representing approximately 41% of the outstanding ARPS. The Tender Offers resulted in accretion to the NAVs of common shareholders of $0.09 per common share for both Convertible & Income and Convertible & Income II. The ARPS of Convertible & Income and Convertible & Income II that were not tendered remain outstanding.

80 Annual Report | February 29, 2020

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

7. Tender Offer (continued)

Details of the ARPS tendered and not withdrawn per series for the year ended February 28, 2019 are provided in the table below:

Convertible & Income	Liquidation Preference Per share	Tender Offer Price Per Share	Price Percentage	Cash Exchanged for ARPS Tendered Including Accrued Dividends	ARPS Outstanding as of 2/28/2018	ARPS Tendered	ARPS Outstanding after Tender Offer as of 2/28/2019
Series A	$25,000	$23,500	94%	$22,608,878	2,856	962	1,894
Series B	25,000	23,500	94%	25,309,500	2,856	1,077	1,779
Series C	25,000	23,500	94%	22,265,661	2,856	947	1,909
Series D	25,000	23,500	94%	23,838,959	2,856	1,014	1,842
Series E	25,000	23,500	94%	31,706,769	2,856	1,349	1,507
				$125,729,767	14,280	5,349	8,931
Convertible & Income II	Liquidation Preference Per share	Tender Offer Price Per Share	Price Percentage	Cash Exchanged for ARPS Tendered Including Accrued Dividends	ARPS Outstanding as of 2/28/2018	ARPS Tendered	ARPS Outstanding after Tender Offer as of 2/28/2019
Series A	$25,000	$23,500	94%	$21,057,750	2,192	896	1,296
Series B	25,000	23,500	94%	15,980,000	2,192	680	1,512
Series C	25,000	23,500	94%	22,406,732	2,192	953	1,239
Series D	25,000	23,500	94%	24,356,175	2,192	1,036	1,156
Series E	25,000	23,500	94%	21,012,491	2,192	894	1,298
				$104,813,148	10,960	4,459	6,501

8. Liquidity Facility

Each of Convertible & Income 2024 Target Term, Convertible & Income and Convertible & Income II (for the purposes of this section only the term "the Funds" does not include Artificial Intelligence and Technology Opportunities as that Fund currently has not entered into a liquidity facility with State Street Bank & Trust Company) has entered into a liquidity facility (each an "SSB Facility" and together the "SSB Facilities") with State Street Bank & Trust

Company ("State Street"). The Funds pledge their assets as collateral to secure obligations under the SSB Facilities. The Funds retain the risks and rewards of the ownership of assets pledged to secure obligations under the SSB Facilities. As part of the SSB Facilities, the Funds make assets available for securities lending transactions with State Street acting as the Funds' authorized agent for these transactions. All transactions initiated through State Street are required to be secured with cash collateral received from

February 29, 2020 | Annual Report 81

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

8. Liquidity Facility (continued)

the securities borrower (the "Borrower"). Securities lending transactions will be secured with cash collateral in amounts no less than 100% of the market value of the securities utilized in these transactions. Cash received by State Street from securities lending is credited against borrowings under the SSB Facilities. Upon return of securities by the Borrower, State Street will return the cash collateral to the Borrower, as applicable, which will eliminate the credit against the borrowings and will cause the draw-downs under the SSB Facilities to increase by the amounts returned. Borrowing fees on the loaned securities are retained by State Street.

State Street indemnifies the Funds for certain losses that may arise if the Borrower fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, State Street uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If such collateral is insufficient, the purchase of replacement securities is made at State Street's sole cost and expense. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower and through State Street indemnification, the Funds could experience a delay in recovering securities or could experience a lower than expected return if the Borrower fails to return the securities on a timely basis.

State Street may fund drawdowns under a State Street Facility through reverse repurchase agreements in a manner and on terms that are substantially similar to the securities loans described above. None of the Funds' borrowings during the reporting period were funded though reverse repurchase agreements. The maximum capital commitment amounts under the respective SSB Facilities until May 5, 2019 were $71,000,000, $265,000,000 and $210,000,000, and from May 6, 2019 the amounts were $71,000,000, $34,000,000 and $0, respectively for Convertible & Income 2024 Target Term, Convertible & Income and Convertible & Income II. Interest on amounts drawn under each SSB Facility is charged at a daily rate equal to the U.S. 3-month LIBOR rate plus 0.55%, with a commitment fee of 0.15% payable on the maximum capital commitment amount less the amount drawn in any month when the amount drawn is less than 85% of the commitment amount on any day. As discussed in Note 2 above, the Funds may face certain risks and uncertainties insofar as they are exposed to LIBOR. At February 29, 2020, the Convertible & Income 2024 Target Term and Convertible & Income had borrowings outstanding under the SSB Facilities totaling $69,700,000 and $28,851,500, respectively, which are shown in the Statements of Assets and Liabilities as Loan Payable. Convertible & Income II did not have borrowings outstanding at February 29, 2020. The interest rate charged at February 29, 2020, was 2.01%. During the year ended February 29, 2020 when the Funds had outstanding borrowings, the weighted average daily balances outstanding for

82 Annual Report | February 29, 2020

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

8. Liquidity Facility (continued)

Convertible & Income 2024 Target Term and Convertible & Income were $69,700,000 and $28,851,500, respectively, at the weighted average interest rate of 2.719%. Loan interest expense of $1,926,862 and $797,893, respectively, are included in the Funds' Statements of Operations.

As of February 29, 2020, Convertible & Income 2024 Term and Convertible & Income used approximately $52,419,360 and $24,581,602, respectively, of the cash collateral received from the SSB Facility to credit against borrowings under the SSB Facilities, representing 21.0% and 2.9% of managed assets, respectively. Cash and securities purchased with cash received through the SSB Facility are included in cash and investment line items per the Statements of Assets and Liabilities. As of February 29, 2020, $51,038,665 and $23,882,454 of securities were on loan, respectively, under the SSB Facilities for Convertible & Income 2024 Target Term and Convertible & Income. These amounts are reflected on the Statements of Assets and Liabilities in Investments, at value. Each Fund may terminate its SSB Facility with 60 days' notice. If certain asset coverage and collateral requirements, or other covenants are not met, an SSB Facility could be deemed in default and result in termination. Absent a default or facility termination event, State Street is required to provide a Fund with 360 days' notice prior to terminating such Fund's SSB Facility.

9. Related Party Transactions

The Investment Manager is a related party. Fees payable to this party are disclosed in Note 3 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

The Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the year ended February 29, 2020, the Funds did not engage in Rule 17a-7 of the 1940 Act transactions.

An affiliated issuer includes any company in which a Fund held 5% or more of a company's outstanding voting shares at any point during the fiscal year. The tables below represent transactions in and earnings from these affiliated issuers during the year ended February 29, 2020.

February 29, 2020 | Annual Report 83

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

9. Related Party Transactions (continued)

Convertible & Income 2024 Target Term:

	Market Value 2/28/2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 2/29/2020	Dividend Income	Shares as of 2/29/2020	Net Realized Gain (Loss)
CCF Holdings LLC Class B ††	$1	$–	$–	$–	$1	$–	7,142	$–

Convertible & Income:

	Market Value 2/28/2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)*	Market Value 2/29/2020	Dividend Income	Shares as of 2/29/2020	Net Realized Gain (Loss)
CCF Holdings LLC Class A †	$6	$–	$–	$–	$6	$–	56,642	$–
CCF Holdings LLC Class B	2	–	–	–	2	–	21,429	–
LiveStyle, Inc., Ser. B †	7,657,200	–	–	–	7,657,200	–	76,572	–
LiveStyle, Inc. †	9	–	–	–	9	–	90,407	–
Totals	$7,657,217	$–	$–	$–	$7,657,217	$–	245,050	$–

Convertible & Income II:

	Market Value 2/28/2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)*	Market Value 2/29/2020	Dividend Income	Shares as of 2/29/2020	Net Realized Gain (Loss)
CCF Holdings LLC, Class B	$2	$–	$–	$–	$2	$–	21,429	$–
LiveStyle, Inc., Ser. B †	7,657,200	–	–	–	7,657,200	–	76,572	–
LiveStyle, Inc. †	9	–	–	–	9	–	90,407	–
Totals	$7,657,211	$–	$–	$–	$7,657,211	$–	188,408	$–

†  Not affiliated at February 28, 2019.

††  Not affiliated at February 29, 2020.

*  Does not tie to net change in unrealized appreciation/depreciation on the Statements of Operations as a result of previously unaffiliated securities moving to affiliated.

84 Annual Report | February 29, 2020

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

10. Common Shares Issued

During the fiscal period ended February 29, 2020, Artificial Intelligence & Technology Opportunities issued 30,750,000 common shares in its initial public offering. An additional 2,068,135 shares were issued in connection with the exercise of the underwriters' over-allotment option. These shares were all issued at the $20.00 per share public offering price. The Investment Manager agreed to pay all offering costs associated with the public offering.

11. Cumulative Preferred Shares

On September 11, 2018, Convertible & Income II issued 4,360,000 shares of 5.50% Series A Cumulative Preferred Shares with an aggregate liquidation value of $109,000,000 ("NCZ Series A Preferred Shares"). The shares are perpetual, non-callable for a period of five years and have a liquidation preference of $25.00 per share. Commencing September 11, 2023, and thereafter, to the extent permitted by the 1940 Act, and Massachusetts law, Convertible & Income II may at any time, upon notice of redemption, redeem the NCZ Series A Preferred Shares in whole or in part at the liquidation preference per share plus accumulated unpaid dividends through the date of redemption. Dividends are paid at an annual rate of 5.50% on a quarterly basis, and commenced on October 1, 2018, with the first such payment pro-rated from the date of issuance. The Series A Cumulative Preferred Shares of Convertible & Income II received a long-term rating of "AAA" from Fitch Ratings. ("Fitch Ratings"). The net proceeds of the issuance were used to repay the full amount outstanding under the SSB Facility.

On September 20, 2018, Convertible & Income issued 4,000,000 shares of 5.625% Series A Cumulative Preferred Shares with an aggregate liquidation value of $100,000,000 ("NCV Series A Preferred Shares"). The shares are perpetual, non-callable for a period of five years and have a liquidation preference of $25.00 per share. Commencing September 20, 2023, and thereafter, to the extent permitted by the 1940 Act, and Massachusetts law, Convertible & Income may at any time, upon notice of redemption, redeem the NCV Series A Preferred Shares in whole or in part at the liquidation preference per share plus accumulated unpaid dividends through the date of redemption. Dividends are paid at an annual rate of 5.625% on a quarterly basis, and commenced on October 1, 2018, with the first such payment pro-rated from the date of issuance. The Series A Cumulative Preferred Shares of Convertible & Income received a long-term rating of "AAA" from Fitch Ratings. The net proceeds of the issuance were used to repay a portion of the amount outstanding under the SSB Facility.

12. Deferred Offering Costs

Deferred offering costs consist principally of legal fees incurred through February 29, 2020 related to a contemplated offering by Convertible & Income and Convertible & Income II, if any, and that will be charged to capital upon the completion of the contemplated offering or charged to expense if the contemplated offering is not completed.

February 29, 2020 | Annual Report 85

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

13. Significant Account Holder

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on a Fund.

At February 29, 2020, RiverNorth Capital Management, LLC, Louisiana Workers Co., FGL Holdings and Conning Inc. each held 5% or more of cumulative preferred shares of Convertible & Income. At February 29, 2020, FGL Holdings held 5% or more of cumulative preferred shares of Convertible & Income II.

14. Subsequent Events

In preparing these financial statements, the Funds' management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued

On March 2, 2020 the following monthly dividends were declared to common shareholders, payable April 1, 2020 to common shareholders of record on March 12, 2020:

Artificial Intelligence & Technology Opportunities	$0.10833 per share
Convertible & Income 2024 Target Term	$0.046 per share
Convertible & Income	$0.0525 per common share
Convertible & Income II	$0.045 per common share

On April 1, 2020 Convertible & Income II postponed the payment of the previously declared (March 2, 2020) dividend on Convertible & Income II's common shares scheduled for payment on April 1, 2020 and the declaration of the next dividend on Convertible & Income II's common shares, which would have been paid on or around May 2020. Convertible & Income II is not permitted to pay or declare common share dividends unless Convertible & Income II's preferred shares, including its Auction-Rate Preferred Shares and cumulative preferred shares, have asset coverage of at least 200% (the "200% Level") after giving effect to the payment or the declaration of the common share dividend, in accordance with Convertible & Income II's Bylaws and the 1940 Act. Market dislocations caused the values of Convertible & Income II's portfolio securities to decline and, as a result, Convertible & Income II's asset coverage ratio fell below the 200% Level at March 31, 2020.

On April 1, 2020 the following monthly dividends were declared to common shareholders, payable May 1, 2020 to common shareholders of record on April 13, 2020:

Artificial Intelligence & Technology Opportunities	$0.10833 per share
Convertible & Income 2024 Target Term	$0.046 per share
Convertible & Income	$0.0425 per common share

On April 14, 2020 Convertible & Income II paid the previously declared (March 2, 2020) dividend on Convertible & Income II's common shares that had been scheduled for payment on April 1, 2020 but suspended as a result of Convertible & Income II's asset coverage ratio falling below the 200% Level at March 31, 2020. By April 13, 2020 the values

86 Annual Report | February 29, 2020

Notes to Financial Statements

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

February 29, 2020

14. Subsequent Events (continued)

of Convertible & Income II's portfolio securities had increased to the point where Convertible & Income II's asset coverage ratio increased above the 200% Level, thus permitting the payment of the dividend.

On April 14, 2020 the following monthly dividend was declared to common shareholders, payable May 4, 2020 to common shareholders of record on April 24, 2020:

Convertible & Income II	$0.0375 per common share

Since the end of the reporting period, Global responses to COVID-19 have significantly impacted broad financial sectors and the global economy. This has caused significant volatility and negative performance in global financial markets generally and in the securities in which the Funds invest specifically. The extent of the impact of COVID-19 on the Funds' operational and financial performance will depend on certain developments including, among others, the duration and spread of the outbreak, and the resulting impact on financial markets, all of which are uncertain and cannot be predicted. Given the inherent uncertainties, it is not practicable at this time to determine what impact COVID-19 will have on the Funds or to provide a quantitative estimate of any future impact. These effects could have a material negative impact on the Funds' future results of operations.

On April 2, 2020, Moody's Investors Service announced it had placed the Aa3 rating of Convertible & Income and Convertible & Income II's ARPS on review for possible downgrade. If either Fund's ARPS are downgraded, pursuant to such Fund's Bylaws, the multiplier for calculating the dividends payable on such Fund's ARPS when auctions for such shares fail (as has been the case since 2008) would increase, resulting in increased dividends payable to ARPS holders.

There were no other subsequent events identified that require recognition or disclosure.

February 29, 2020 | Annual Report 87

Report of Independent Registered Public Accounting Firm

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

To the Board of Trustees and Shareholders of AllianzGI Artificial Intelligence & Technology Opportunities Fund, AllianzGI Convertible & Income 2024 Target Term Fund, AllianzGI Convertible & Income Fund and AllianzGI Convertible & Income Fund II

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (hereafter collectively referred to as the "Funds") as of February 29, 2020, the related statements of operations for each of the periods indicated in the table below, for AllianzGI Convertible & Income 2024 Target Term Fund the related statement of cash flows for the period indicated in the table below, for AllianzGI Artificial Intelligence & Technology Opportunities Fund and AllianzGI Convertible & Income 2024 Target Term Fund the statements of changes in net assets for each of the periods indicated in the table below, and for AllianzGI Convertible & Income Fund and AllianzGI Convertible & Income Fund II the statements of changes in net assets applicable to common shareholders for the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2020, the results of each of their operations for the periods indicated in the table below, for AllianzGI Convertible & Income 2024 Target Term Fund the results of its cash flows for the period indicated within the table below, for AllianzGI Artificial Intelligence & Technology Opportunities Fund and AllianzGI Convertible & Income 2024 Target Term Fund the changes in each of their net assets for each of the periods indicated in the table below, for AllianzGI Convertible & Income Fund and AllianzGI Convertible & Income Fund II the changes in each of their net assets applicable to common shareholders for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

AllianzGI Artificial Intelligence & Technology Opportunities Fund (1)	AllianzGI Convertible & Income Fund (3)
AllianzGI Convertible & Income 2024 Target Term Fund (2)	AllianzGI Convertible & Income Fund II (3)

(1) Statement of operations and statement of changes in net assets for the period October 31, 2019 (commencement of operations) through February 29, 2020

(2) Statement of operations, statement of cash flows for the year ended February 29, 2020 and statement of changes in net assets for each of the two years in the period ended February 29, 2020

(3) Statements of operations for the year ended February 29, 2020 and statements of changes in net assets applicable to common shareholders for each of the two years in the period ended February 29, 2020

88 Annual Report | February 29, 2020

Report of Independent Registered Public Accounting Firm (continued)

AllianzGI Artificial Intelligence & Technology Opportunities Fund / AllianzGI Convertible & Income 2024 Target Term Fund / AllianzGI Convertible & Income Fund / AllianzGI Convertible & Income Fund II

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2020

We have served as the auditor of one or more of the investment companies in the Allianz Global Investors U.S. group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

February 29, 2020 | Annual Report 89

Changes to the Board of Trustees/Tax Information (unaudited)

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

Changes to the Board of Trustees:

Effective December 31, 2019, Bradford K. Gallagher retired as an Independent Trustee of the Funds.

Tax Information:

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

Under the Jobs and Growth Tax Relief Reconciliation dividend income" (or the maximum amount allowable):

Artificial Intelligence & Technology Opportunities	5.70%
Convertible & Income 2024 Target Term	0.00%
Convertible & Income	23.02%
Convertible & Income II	22.63%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. The percentage of the following Funds' ordinary income dividends paid during the fiscal year ended February 29, 2020, that qualify for the corporate dividend received deduction is set below (or the maximum amount allowable):

Artificial Intelligence & Technology Opportunities	5.40%
Convertible & Income 2024 Target Term	0.00%
Convertible & Income	23.10%
Convertible & Income II	22.71%

Since the Funds' tax year is not the calendar year, another notification will be sent with respect to calendar year 2020. In January 2021, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2020. The amount that will be reported will be the amount to use on the shareholders' 2020 federal income tax return and may differ from the amount which must be reported in connection with the Funds' tax year ended February 29, 2020. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

90 Annual Report | February 29, 2020

Annual Shareholder Meeting Result/
Proxy Voting Policies & Procedures (unaudited)

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

Convertible & Income 2024 Target Term, Convertible & Income and Convertible & Income II held their meeting of shareholders on July 11, 2019. Shareholders voted as indicated below:

Convertible & Income 2024 Target Term:

	Affirmative	Withheld Authority
Election of F. Ford Drummond – Class II to serve until the annual meeting for the 2022-2023 fiscal year	16,406,093	332,912
Election of James A. Jacobson – Class II to serve until the annual meeting for the 2022-2023 fiscal year	16,169,017	569,988
Election of James S. MacLeod – Class II to serve until the annual meeting for the 2022-2023 fiscal year	16,163,149	575,856
Election of Sarah E. Cogan – Class III to serve until the annual meeting for the 2020-2021 fiscal year	16,682,969	56,107
Election of Thomas J. Fuccillo† – Class II to serve until the annual meeting for the 2022-2023 fiscal year	16,628,517	110,559

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, Erick R. Holt†, Alan Rappaport, Hans W. Kertess, James S. MacLeod, William B. Ogden, IV and Davey S. Scoon continued to serve as Trustees of the Fund.

†  Interested Trustee

Convertible & Income:

	Affirmative	Withheld Authority
Re-election of Hans W. Kertess – Class I to serve until the annual meeting for the 2022-2023 fiscal year	80,405,336	6,116,373
Re-election of William B. Ogden, IV – Class I to serve until the annual meeting for the 2022-2023 fiscal year	80,285,804	6,235,904
Election of Sarah E. Cogan – Class II to serve until the annual meeting for the 2020-2021 fiscal year	80,999,524	5,522,185
Election of Thomas J. Fuccillo† – Class III to serve until the annual meeting for the 2021-2022 fiscal year	80,749,938	5,771,769
Re-election of Erick R. Holt† – Class I to serve until the annual meeting for the 2022-2023 fiscal year	80,921,961	5,599,745
Re-election of Alan Rappaport* – Class I to serve until the annual meeting for the 2022-2023 fiscal year	3,196,156	8,422,501

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. F. Ford Drummond, Bradford K. Gallagher, James A. Jacobson, James S. MacLeod, IV and Davey S. Scoon continued to serve as Trustees of the Fund.

*  Mr. Alan Rappaport was elected by preferred shareholders voting as a separate class. All other trustees of the Convertible & Income II were elected by common and preferred shareholders voting together as a single class.

†  Interested Trustee

February 29, 2020 | Annual Report 91

Annual Shareholder Meeting Result/
Proxy Voting Policies & Procedures (unaudited) (continued)

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

Convertible & Income II:

	Affirmative	Withheld Authority
Re-election of William B. Ogden, IV – Class I to serve until the annual meeting for the 2022-2023 fiscal year	70,909,449	4,904,552
Election of Sarah E. Cogan – Class I to serve until the annual meeting for the 2022-2023 fiscal year	70,974,134	4,839,868
Election of Thomas J. Fuccillo† – Class III to serve until the annual meeting for the 2021-2022 fiscal year	71,062,653	4,751,349
Re-election of Erick R. Holt† – Class I to serve until the annual meeting for the 2022-2023 fiscal year	70,948,181	4,865,818
Re-election of Alan Rappaport* – Class I to serve until the annual meeting for the 2022-2023 fiscal year	2,999,341	6,079,102

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Deborah A. DeCotis, F. Ford Drummond, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, James S. MacLeod, and Davey S. Scoon continued to serve as Trustees of the Fund.

*  Mr. Alan Rappaport was elected by preferred shareholders voting as a separate class. All other trustees of the Convertible & Income II were elected by common and preferred shareholders voting together as a single class.

†  Interested Trustee

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds' shareholder servicing agent at (800) 254-5197; (ii) on the Funds' website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

92 Annual Report | February 29, 2020

Matters Relating to the Trustees' Consideration of the Investment Management Agreement (unaudited)

AllianzGI Artificial Intelligence & Technology Opportunities Fund

The Investment Company Act of 1940, as amended, (the "1940 Act"), requires that both the full Board of Trustees (the "Board" or the "Trustees") and a majority of the Trustees who are not interested persons of the Fund (the "Independent Trustees"), voting separately, initially approve any new investment management agreement for a new Fund (as defined below).

On October 2, 2019, the Independent Trustees met in executive session with counsel, and the Board, including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Agreement") between AllianzGI Artificial Intelligence & Technology Opportunities Fund (the "Fund") and Allianz Global Investors U.S. LLC (the "Investment Manager"). The material factors and conclusions that formed the basis of this approval are discussed below. On September 4, 2019, prior to the formation of the Board, the Trustees also met with counsel and representatives of the Fund and the Investment Manager on a preliminary basis to review and discuss information relating to the Fund, including factors relevant to their subsequent consideration of the Agreement.

In connection with their deliberations regarding the approval of the Agreement, the Independent Trustees considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Independent Trustees considered the nature, quality and extent of the various investment management, administrative, and other services to be performed by the Investment Manager under the Agreement.

In advance of the Fund's organizational Board meeting, the Independent Trustees received and relied upon materials provided by the Investment Manager in response to a request from counsel including, among other items: (i) descriptions of various functions proposed to be performed by the Investment Manager for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, pricing, and administrative services; (ii) information regarding the overall organization and business functions of the Investment Manager, including, but not limited to, information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the Fund; (iii) the estimated costs to the Investment Manager of providing these services; (iv) the estimated profitability of the advisory arrangement to the Investment Manager; (v) information regarding potential economies of scale; (vi) information on potential "fall-out" benefits to the Investment Manager; (vii) information from Morningstar, Inc. ("Morningstar"), as compiled by the Investment Manager, on the total return investment performance for various time periods of a group of funds with investment classifications/objectives comparable to those of the Fund (the Trustees noted that the Fund was, at the time, newly organized and had no performance history of its own); (viii) information from Morningstar, as compiled by the Investment Manager, on the management fees and other expenses of comparable funds in the Morningstar peer

February 29, 2020 | Annual Report 93

Matters Relating to the Trustees' Consideration of the Investment Management Agreement (unaudited) (continued)

AllianzGI Artificial Intelligence & Technology Opportunities Fund

group (the "Morningstar Fee Information"); (ix) information regarding the fees of other funds and institutional accounts managed by the Investment Manager with strategies that are similar (but in no case identical) to those of the Fund; and (x) information regarding the anticipated distribution yield of the Fund (collectively, the "15(c) Materials").

The Independent Trustees' conclusions as to the approval of the Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Independent Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Nature, Extent, and Quality of Services

As part of their review, the Independent Trustees received and considered descriptions of various functions to be performed by the Investment Manager for the Fund, such as portfolio management, compliance monitoring, portfolio trading practices and oversight of third party service providers. They also considered information regarding the overall organization and business functions of the Investment Manager, including, without limitation, information regarding senior management, portfolio managers and other personnel who would provide investment management, administrative and other services to the Fund. They also considered corporate ownership and business operations of the Investment Manager unrelated to the Fund. The

Independent Trustees examined the ability of the Investment Manager to provide high-quality investment management and other services to the Fund. Among other information, the Independent Trustees considered the investment philosophy and research and decision-making processes of the Investment Manager, as well as the Investment Manager's broker selection process and trading operations; the experience of key management personnel of the Investment Manager and its affiliates, as applicable, responsible for portfolio management of the Fund; the ability of the Investment Manager to attract and retain capable personnel; the process for determining investment professionals' compensation; and the operational infrastructure, including technology and systems, of the Investment Manager.

In addition, the Independent Trustees noted the extensive range of services that the Investment Manager would provide to the Fund beyond the investment management services. In this regard, the Trustees reviewed the extent and quality of the Investment Manager's services with respect to regulatory compliance and ability to comply with the investment policies of the Fund; the compliance programs and risk controls of the Investment Manager; the specific contractual obligations of the Investment Manager pursuant to the Agreement; the nature, extent and quality of certain administrative services the Investment Manager would be responsible for providing to the Fund; the Investment Manager's risk management function; and conditions that might affect the ability of the Investment Manager to provide

94 Annual Report | February 29, 2020

Matters Relating to the Trustees' Consideration of the Investment Management Agreement (unaudited) (continued)

AllianzGI Artificial Intelligence & Technology Opportunities Fund

high quality services to the Fund in the future under the Agreement, including, but not limited to, the organization's financial condition and operational stability. The Independent Trustees also considered that the Investment Manager would assume significant ongoing risks with respect to the Fund, including entrepreneurial and business risks the Investment Manager will undertake in serving as Investment Manager of the Fund, for which it is entitled to reasonable compensation. They noted that the Investment Manager's responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Fund. The Independent Trustees also noted the Investment Manager's activities to be undertaken under its contractual obligation to oversee the Fund's various outside service providers, including its negotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Independent Trustees also considered the Investment Manager's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management.

The Independent Trustees considered that the Investment Manager would provide the Fund with office space, certain administrative services and personnel to serve as officers of the Fund, and that the Investment Manager and its affiliates would pay all of the compensation of the Fund's interested

Trustees and officers (in their capacities as employees of the Investment Manager or such affiliates). Based on the foregoing, the Trustees concluded that the Investment Manager's investment processes, research capabilities and philosophy were well-suited to the Fund given its investment objective and policies, and that the Investment Manager would be able to meet any reasonably foreseeable obligations under the Agreement.

Fee and Expense Information

In assessing the reasonableness of the Fund's proposed fees under the Agreement, the Independent Trustees considered, among other information, the Fund's proposed management fee and projected total expense ratio and the management fees and total net expense ratios of a peer group of funds based on the Morningstar Fee Information, including a peer group ("Peer Group A") consisting of closed-end funds with similar initial public offering terms launched in 2019, and a peer group ("Peer Group B") consisting of closed-end funds focused on technology investment or investments in asset classes similar to the Fund's. In this regard, the Independent Trustees noted that different from most prior closed-end fund offerings, the Investment Manager proposed entering into an Organizational and Offering Expenses Agreement with the Fund, pursuant to which the Investment Manager would pay the organizational expenses and offering costs of the Fund's initial public offering, including, without limitation, underwriting and structuring fees, financial advisor commissions, marketing costs and the costs of legal and audit services incurred by the

February 29, 2020 | Annual Report 95

Matters Relating to the Trustees' Consideration of the Investment Management Agreement (unaudited) (continued)

AllianzGI Artificial Intelligence & Technology Opportunities Fund

Fund in connection with the initial public offering. They noted that the funds in Peer Group A had similar expense allocation arrangements in connection with their initial public offerings. The Independent Trustees noted the Investment Manager's representation that the amounts to be paid by the Investment Manager pursuant to the Organizational and Offering Expenses Agreement would have no impact on the amount of the management or other fees or the fee rates paid by the Fund pursuant to the Agreement and other Fund agreements. The Trustees noted, as described below, that the Board had received information relating to the management fees and total expense ratios of comparable funds against which they were able to review the Fund's proposed fees.

The Independent Trustees also considered that the proposed fees to the Investment Manager under the Agreement will increase in absolute dollar terms to the extent that the Fund utilizes leverage, if at all, and that therefore the Investment Manager has a financial incentive to have leverage outstanding, which may create a conflict of interest between the Investment Manager and the Fund's shareholders. The Independent Trustees noted, however, the Fund has no current intention to use leverage, although it retains the flexibility to do so. The Independent Trustees noted that the 15(c) Materials included fee data for peer funds based on total managed assets (for management fees), and on net assets (for total net expenses) both with and without interest expense. The Independent Trustees considered the Morningstar Fee Information with all funds included (those with and without leverage), noting that the data provided without giving effect to leverage was most relevant for the Fund.

The Independent Trustees, at the recommendation of the Investment Manager, considered the estimated total expense ratio of the Fund compared to the total expenses of the peer funds, recognizing that fees for management and administrative services would be included within the total expense ratio. It was noted that the Fund's proposed management fee and estimated total expense ratio were below the Peer Group A average and median (prior to giving effect to interest expense, in the case of peer funds using leverage), and the Fund's proposed management fee and estimated total expense ratio were above the Peer Group B average and median (prior to giving effect to interest expense, in the case of peer funds using leverage). With respect to the comparison of the Fund to Peer Group B, the Independent Trustees considered the relative complexity of the Fund's investment strategy as broadly compared with the investment strategies of the funds in Peer Group B, including the Fund's anticipated investments in private companies, and the Fund's reliance on the Investment Manager's Income & Growth team and U.S. Technology / Artificial Intelligence team located in different cities and multiple investment professionals with diverse areas of expertise. Taking these factors into account, the Independent Trustees concluded that the Fund's estimated fees and expenses, although generally higher those of the funds in Peer Group B, appeared to be reasonable in relation to the fees and

96 Annual Report | February 29, 2020

Matters Relating to the Trustees' Consideration of the Investment Management Agreement (unaudited) (continued)

AllianzGI Artificial Intelligence & Technology Opportunities Fund

expenses of these comparable funds. It was noted, further, that various information regarding the Fund's estimated fees and expenses would depend upon the actual amount of the assets raised by the Fund in its initial public offering, such as the level of "other expenses" to be borne by the Fund, which were based on estimates prior to the Fund's initial public offering.

The Independent Trustees also considered the management fees charged by the Investment Manager and/or its affiliates to other funds and institutional accounts managed by the Investment Manager with strategies that are similar (but in no case identical) to those of the Fund, including other AllianzGI open-end and closed-end funds managed in a manner that corresponds to one of the investment management strategies of the Fund. The Independent Trustees noted that the proposed management fee to be paid by the Fund was in some cases higher than the management fees paid by such other clients. The Independent Trustees noted that the proposed management fee to be paid by the Fund is higher than the management fees paid by other AllianzGI closed-end funds but considered the Investment Manager's representations regarding the complexity of the Fund's strategy versus the other funds. The Trustees also were advised by the Investment Manager that there are additional portfolio management challenges in managing a closed-end fund, that do not apply to open-end funds, such as issues relating to trading on a national exchange, attempting to meet a regular dividend, and the use of leverage (when applicable). In addition, with respect to institutional accounts, the Independent Trustees were advised by the Investment Manager that it generally provides broader and more extensive services to closed-end funds in comparison to institutional accounts, and incurs additional expenses in connection with the more extensive regulatory regime to which the Fund will be subject in comparison to institutional accounts generally. The Independent Trustees also considered various risks the Investment Manager will bear as sponsoring adviser to the Fund, which exceed or are in addition to those associated with the management of institutional accounts, including entrepreneurial, reputational, legal and regulatory risks, including the up-front payments of organizational and offering expenses to be made by the Investment Manager in connection with the Fund's IPO. The Independent Trustees also took into account complexities associated with the Fund being an exchange-traded closed-end fund with a twelve-year term that could be extended by the Board under certain circumstances, after which the Fund would be liquidated and shareholders would receive the current net asset value of their shares, unless the Fund's term is extended indefinitely.

Economies of Scale and "Fall-Out" Benefits

The Independent Trustees considered the extent to which the Investment Manager may realize economies of scale or other efficiencies in managing and supporting the Fund. The Independent Trustees took into account that, as a closed-end fund, the Fund was not expected to raise additional assets

February 29, 2020 | Annual Report 97

Matters Relating to the Trustees' Consideration of the Investment Management Agreement (unaudited) (continued)

AllianzGI Artificial Intelligence & Technology Opportunities Fund

following its initial public offering, so the net assets of the Fund were expected to grow (if at all) principally through the investment performance of the Fund or through the use of leverage in the future. The Trustees considered the Investment Manager's view that the proposed management fees for the Fund represent appropriate sharing of economies of scale under anticipated asset levels, while recognizing that the size of the initial public offering could not be predicted with accuracy.

Additionally, the Independent Trustees considered so-called "fall-out benefits" to the Investment Manager and its affiliates, such as research, statistical and quotation services from broker-dealers executing the Fund's transactions on an agency basis, and reputational value derived from serving as Investment Manager to the Fund.

Profitability

The Independent Trustees also considered estimated profitability to the Investment Manager of its relationship with the Fund based on the estimated initial offering size of the Fund and determined that such profitability was not excessive. The Independent Trustees took into account that estimated profitability would increase or decrease, as applicable, if the Fund raised a higher or lower level of assets in its initial public offering. The Independent Trustees also took into account that the profitability estimates did not factor in the substantial organizational and offering costs and marketing expenses to be borne by the Investment Manager in connection with the Fund's initial public offering (i.e., under the Organizational and Offering Expenses

Agreement described above), and considered supplemental information estimating that the Investment Manager would experience substantially negative profitability from the Fund for its first year of operations if such expenses were factored in. The Independent Trustees considered the cost allocation methodology used by the Investment Manager in developing its estimated profitability.

Conclusions

After reviewing these and other factors described herein, the Independent Trustees concluded, in their business judgment, within the context of their overall considerations regarding the Agreement, that the proposed fees payable under the Agreement represent reasonable compensation in light of the nature, extent and quality of services to be provided by the Investment Manager and should be approved for an initial two-year period. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Independent Trustees unanimously determined to recommend that the full board approve the Agreement.

98 Annual Report | February 29, 2020

Privacy Policy (unaudited)

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates ("AllianzGI US," "we" or "us") handle non-public personal information ("Personal Information") that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, "AllianzGI US" means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services

February 29, 2020 | Annual Report 99

Privacy Policy (unaudited) (continued)

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

• Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

• Cookies and Similar Technologies: Cookies are small text files stored in your computer's hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and

100 Annual Report | February 29, 2020

Privacy Policy (unaudited) (continued)

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

• Use of Social Media Plugins Our website uses the following Social Media Plugins ("Plugins"):

• Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

• Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

• LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn ("Operators"). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators' data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

• Facebook: https://de-de.facebook.com/about/privacy

• Twitter: https://twitter.com/privacy

• Linked In: https://www.linkedin.com/legal/privacy-policy

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices

February 29, 2020 | Annual Report 101

Privacy Policy (unaudited) (continued)

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy, annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com

102 Annual Report | February 29, 2020

Dividend Reinvestment Plan (unaudited)

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

Each Fund has adopted a Dividend Reinvestment Plan (the "Plan") which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the "Plan Agent") serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation. Under the Plan, common shareholders whose shares are registered with the Plan Agent ("registered shareholders") are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, "distributions") reinvested by the Plan Agent in additional common shares of the Funds, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to the Plan statement. A proper notification will be effective immediately and apply to the Funds' next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Funds' next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan. For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund ("newly issued shares") or (ii) by purchasing common shares of the Fund on the open market ("open market purchases"). If, on a distribution payment date, the net asset value per common share of the Funds ("NAV") is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a "market premium"), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a "market discount") on a distribution payment date, the Plan Agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium

February 29, 2020 | Annual Report 103

Dividend Reinvestment Plan (unaudited) (continued)

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Funds' then current policies.

Fees and expenses. No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees. In the case of a registered shareholder such as a broker, bank or other nominee (together, a "nominee") that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record stockholder as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends

104 Annual Report | February 29, 2020

Dividend Reinvestment Plan (unaudited) (continued)

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan

Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; website: www.amstock.com.

February 29, 2020 | Annual Report 105

Board of Trustees (unaudited)

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

Name, Year of Birth and Position(s) Held with Funds	Term of Office and Length of Time Served	Number of Funds in Principal Occupation(s) During Past 5 Years	Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees (1)

Alan Rappaport 1953 Chairman of the Board of Trustees	NCV & NCZ Since June 2010 CBH Since May 2017 AIO Since October 2019	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); and Trustee and Member of Board of Overseers, NYU Langone Medical Center (2007-2015); and Advisory Director (formerly, Vice Chairman), Roundtable Investment Partners (2009-2018).	90	None.
Sarah E. Cogan 1956	CBH, NCV & NCZ Since January 2019 AIO Since October 2019	Retired partner of Simpson Thacher & Bartlett LLP (law firm) ("STB"); Formerly, Partner, STB (1989-2018); Director, Girl Scouts of Greater New York (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).	90	None.
Deborah A. DeCotis 1952	NCV & NCZ Since March 2011 CBH Since May 2017 AIO Since October 2019	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (Since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); and Principal, LaLoop LLC, a retail accessories company (1999-2014).	90	None.
F. Ford Drummond 1962	NCV & NCZ Since June 2015 CBH Since May 2017 AIO Since October 2019	Owner/Operator, Drummond Ranch; and Board Member, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration); and Chairman, Oklahoma Water Resources Board.	62	Director, BancFirst Corporation.

106 Annual Report | February 29, 2020

Board of Trustees (unaudited) (continued)

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

Name, Year of Birth and Position(s) Held with Funds	Term of Office and Length of Time Served	Number of Funds in Principal Occupation(s) During Past 5 Years	Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
James A. Jacobson 1945	NCV & NCZ Since December 2009 CBH Since May 2017 AIO Since October 2019	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014).	90	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009- 2016).
Hans W. Kertess 1939 Trustee, Vice Chairman of the Boards	NCV & NCZ Since February 2004 CBH Since May 2017 AIO Since October 2019	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	90	None.
James S. MacLeod 1947	NCV & NCZ Since June 2015 CBH Since May 2017 AIO Since October 2019	Non-Executive Chairman, CoastalSouth Bancshares, Inc. (since 2018); Director, Coastal States Bank; Director, Coastal States Mortgage, Inc.; Vice Chairman, MUSC Foundation; Chairman of the Board of Trustees, University of Tampa. Formerly, Chief Executive Officer of CoastalSouth Bancshares (2010-2018); President and Chief Operating Officer, Coastal States Bank (2007-2018); Managing Director and President, Homeowners Mortgage, a subsidiary of Coastal States Bank (2007-2018), Executive Vice President, Mortgage Guaranty Insurance Corporation (1984-2004).	62	Non-Executive Chairman and Director, Sykes Enterprises, Inc.
William B. Ogden, IV 1945	NCV & NCZ Since September 2006 CBH Since May 2017 AIO Since October 2019	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	90	None.
Davey S. Scoon 1946 Trustee, Vice Chairman of the Board	NCV & NCZ Since June 2015 CBH Since May 2017 AIO Since October 2019	Formerly Adjunct Professor, University of Wisconsin-Madison (since 2011-2019).	62	Director, Albireo Pharma, Inc. (since 2016); and Director, AMAG Pharmaceuticals, Inc. (since 2006). Formerly, Director, Biodel Inc. (2013-2016).

February 29, 2020 | Annual Report 107

Board of Trustees (unaudited) (continued)

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

Name, Year of Birth and Position(s) Held with Funds	Term of Office and Length of Time Served	Number of Funds in Principal Occupation(s) During Past 5 Years	Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Interested Trustees (2)

Thomas J. Fuccillo 1968	CBH, NCV & NCZ Since March 2019 AIO Since October 2019

Managing Director and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors Distributors LLC; Trustee, President and Chief Executive Officer of 62 funds in the Fund Complex; and President and Chief Executive Officer of The Korea Fund, Inc. and The Taiwan Fund, Inc. Formerly, Associate General Counsel, Head of US Funds and Retail Legal (2004-2019); Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC (2013-2019); Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

			62	None.
Erick R. Holt 1952	CBH, NCV & NCZ Since December 2017 AIO Since October 2019	Board Member, Global Chief Risk Officer, General Counsel and Chief Compliance Officer (since 2006-April 2018) of Allianz Asset Management GmbH.	62	None.

(1) "Independent Trustees" are those Trustees who are not "Interested Persons" (as defined in section 2(a)(19) of the 1940 Act), and "Interested Trustees" are those Trustees who are "Interested Persons" of the Funds.

(2) Messers. Fuccillo and Holt are "Interested Persons" of the Funds as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with the Investment Manager and its affiliates.

108 Annual Report | February 29, 2020

Fund Officers (unaudited)

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

Name, Address*, Year of Birth, Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas J. Fuccillo President and Chief Executive Officer 1968	NCV & NCZ Since April 2016 CBH Since May 2017 AIO Since October 2019

Managing Director and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors Distributors LLC; Trustee, President and Chief Executive Officer of 62 funds in the Fund Complex; and President and Chief Executive Officer of The Korea Fund, Inc. and The Taiwan Fund, Inc. Formerly, Associate General Counsel, Head of US Funds and Retail Legal (2004-2019); Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC (2013-2019); Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Treasurer, Principal Financial and Accounting Officer 1971	CBH, NCV & NCZ Since April 2018 AIO Since October 2019

Director of Allianz Global Investors U.S. LLC; and Treasurer, Principal Financial and Accounting Officer of 62 funds in the Fund Complex. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2007-2018).

Angela Borreggine Chief Legal Officer and Secretary 1964	NCV & NCZ Since April 2016 CBH Since May 2017 AIO Since October 2019

Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Chief Legal Officer and Secretary of 62 funds in the Fund Complex. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA** Chief Compliance Officer 1975	NCV & NCZ Since June 2013 CBH Since May 201 AIO Since October 2019

Director, Senior Compliance Manager of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; and Chief Compliance Officer of 62 funds in the Fund Complex and of The Korea Fund, Inc.

Richard J. Cochran Assistant Treasurer 1961	NCV & NCZ Since May 2008 CBH Since May 2017 AIO Since October 2019	Vice President of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 62 funds in the Fund Complex and of The Korea Fund, Inc.
Orhan Dzemaili Assistant Treasurer 1974	NCV & NCZ Since June 2012 CBH Since May 2017 AIO Since October 2019

Director of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc.; and Assistant Treasurer of 62 funds in the Fund Complex. Formerly, Assistant Treasurer of The Korea Fund, Inc. (2016-2018).

February 29, 2020 | Annual Report 109

Fund Officers (unaudited) (continued)

AllianzGI Artificial Intelligence & Technology Opportunities Fund/AllianzGI Convertible & Income 2024 Target Term Fund/AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II

Name, Address*, Year of Birth, Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Debra Rubano Assistant Secretary 1975	NCV & NCZ Since December 2015 CBH Since May 2017 AIO Since October 2019	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 62 funds in the Fund Complex.
Craig A. Ruckman Assistant Secretary 1977	CBH, NCV & NCZ Since December 2017 AIO Since October 2019

Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Chief Legal Officer of Allianz Global Investors Distributors LLC; and Assistant Secretary of 62 funds in the Fund Complex. Formerly, Associate of K&L Gates LLP (2012-2016).

Each of the Fund's executive officers is an "interested person" of the Funds (as defined in section 2(a)(19) of the 1940 Act) as a result of this or her position(s) set forth in the table above.

*   Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors U.S. LLC, 1633 Broadway, New York, New York 10019.

**  The correspondence address for Thomas L. Harter is 600 West Broadway, San Diego, CA 92101.

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Trustees

Alan Rappaport
Chairman of the Board of Trustees

Sarah E. Cogan

Deborah A. DeCotis

F. Ford Drummond

Thomas J. Fuccillo

Erick R. Holt

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Davey S. Scoon

Fund Officers

Thomas J. Fuccillo
President and Chief Executive Officer

Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Angela Borreggine
Chief Legal Officer & Secretary

Thomas L. Harter
Chief Compliance Officer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Debra Rubano
Assistant Secretary

Craig A. Ruckman
Assistant Secretary

Investment Manager

Allianz Global Investors U.S. LLC
1633 Broadway
New York, NY 10019

Custodian & Accounting Agent

State Street Bank and Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent
and Registrar

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Artificial Intelligence & Technology Opportunities, AllianzGI Convertible & Income 2024 Target Term, AllianzGI Convertible & Income and AllianzGI Convertible & Income II, for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their stock in the open market.

The Funds file their complete schedule of the portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-PORT. Each Fund's Form N-PORT is available on the SEC's website at www.sec.gov. The information on Form N-PORT is also available on the Funds' website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds' shareholder servicing agent at (800) 254-5197.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

1100302

Allianz Global Investors Distributors  AZ603AR_022920

ITEM 2. CODE OF ETHICS

(a)              As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)              During the period covered by this report, the code of ethics adopted in 2(a) above, was updated to change the Covered Officers identified in Exhibit A.

(c)               During the period covered by this report, there were no waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Messrs. James A. Jacobson and Davey S. Scoon, both of whom serve on the Audit Oversight Committee, is an “audit committee financial expert,” and that they are “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)                  Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $73,459 in 2019 and $80,459 in 2020.

b)                  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $17,738 in 2019 and $17,738 in 2020. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)                   Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $17,534 in 2019 and $ 18,060 in 2020. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)                  All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)                   1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Oversight Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Audit Oversight Committee Policy:

Pre-Approval of Services Provided by Independent Accountants

Allianz Funds, Allianz Funds Multi-Strategy Trust, Premier Multi-Series VIT,
AllianzGI Institutional Multi-Series Trust, The Korea Fund, Inc., and

Allianz Global Investors Sponsored Closed-End Funds(1)

I.    Introduction

The Funds are required to prepare and file audited financial statements.(2) Audited financial statements must be examined by an “independent” accountant.(3) Rule 2-01(b) of Regulation S-X provides that the U.S. Securities and Exchange Commission (“SEC”) will “not recognize an accountant as independent, with respect to an audit client, if the accountant is not capable of exercising objective and impartial judgment on all issues encompassed within the accountant’s engagement.” Rule 2-01(c) elaborates on this general standard by providing specific circumstances in which an accountant will not be considered independent. Recently adopted rules and amendments to existing rules operate by providing that an accountant will not be considered independent with respect to a client if the accountant and  the client (including certain of the client’s affiliates) do not comply with the restrictions on prohibited services and the rules requiring audit committee pre-approval of services. Therefore, the Audit Oversight Committee (“Committee”) of each of the Funds has adopted  the following policies and procedures in order to ensure that the Funds comply with the above requirements.

Each Fund’s Committee is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, a Fund’s Committee must pre-approve any engagement of the Fund’s independent accountant to render audit and/or permissible non-audit services to the Fund as well as to the Fund’s investment adviser(4) or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (“Applicable Service Providers”), if the engagement relates directly to the operations and financial reporting of the Fund.(5)

(1)              The listed entities which are open-end investment companies are known as the “Trusts” and the listed entities which are closed- end investment companies are known as the “Closed-End Funds.” The Trusts’ series and the Closed-End Funds are referred to as “Funds.”

(2)              See, e.g., Rule 3-18 of Regulation S-X.

(3)              See, e.g., Rule 1-02(d) of Regulation S-X.

(4)              For purposes of this requirement, the term “adviser” does not include sub-advisers that are not affiliated with a Fund’s investment adviser, are overseen by that investment adviser, and whose role is primarily portfolio management.

(5)              Rule 2-01(c)(7) of Regulation S-X

In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountants’ independence. The Committee’s evaluation will be based on:

•                a review of the nature of the professional services expected to be provided;

•                the fees to be charged in connection with the services expected to be provided;

•                a review of the safeguards put into place by the accounting firm to safeguard independence; and

•                periodic meetings with the accounting firm.

The Committee need not evaluate all four factors each time they pre-approve a service; they may rely on previous evaluations to the extent they consider appropriate.

A Fund and its Applicable Service Providers are prohibited from engaging the Fund’s independent accountants to provide services except in accordance with these Procedures. Similarly, a Fund’s independent accountants are prohibited from providing services to a Fund, its Applicable Service Providers or other entities comprising the “client” for purposes of the engagement (see Section III below) except in accordance with these Procedures.

II.    Policy for Pre-Approval of Audit and Non-Audit Services to be Provided to the Funds

On an annual basis, a Fund’s Committee will review and, if the Committee so determines, pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that are proposed to be performed by the Fund’s independent accountants for the Fund and its Applicable Service Providers (to the extent the services to be provided to the Applicable Service Providers relate directly to the operations and financial reporting of the Fund). The Committee may also pre- approve services at any other in-person or telephonic Committee meeting. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year by the independent accountants for the Fund and its Applicable Service Providers.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate pre-approval of the President, Treasurer or Assistant Treasurer of the Fund, who may only grant such approval if he or she believes that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, to the extent required, in filings with the SEC.

A.                 Audit Services

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee in connection with the audit of the Fund are:

•                Annual Fund financial statement audits

•                Seed audits (related to new product filings, as required)

•                SEC and regulatory filings and consents

•                Semiannual financial statement reviews

Individual audit services that fall within one of these categories and are not presented to the Committee as part of the annual pre- approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as  the estimated fee for the particular service for which pre-approval is sought does not exceed the limit assigned within Appendix A. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

B.                 Audit-Related Services

The following categories of audit-related services are generally considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

•                Accounting consultations

•                Fund merger support services

•                Agreed upon procedure reports (inclusive of annual review of Basic Maintenance testing associated with issuance of Preferred Shares)

•                Other attestation reports

•                Comfort letters

•                Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre- approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting or by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular   service for which pre-approval is sought does not exceed the limit assigned within Appendix A. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

C.                 Tax Services

The following categories of tax services are generally considered to be consistent with the role of a Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

•                Federal, state and local income tax compliance and sales and use tax compliance, including required filings and amendments

•                Timely RIC qualification reviews

•                Tax distribution analysis and planning

•                Tax authority examination services

•                Tax appeals support services

•                Accounting methods studies

•                Fund merger support services

•                Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed the limit assigned within Appendix A. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

D.                 Other Services

Services that are proposed to be provided to a Fund which are not audit, audit-related or tax services may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre- approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought   does not exceed the limit assigned within Appendix A. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

III.    Prohibited Services

A Fund’s independent accountants will not render to the Funds or any “audit client”(6) those services set forth in Rule 2-01(c)(4) of Regulation S-X. Those services consist of:

•                Bookkeeping or other services related to the accounting records or financial statements of the audit client*

•                Financial information systems design and implementation*

•                Appraisal or valuation services, fairness opinions, or contribution-in-kind reports*

•                Actuarial services*

•                Internal audit outsourcing services*

•                Management functions or human resources

•                Broker or dealer, investment adviser or investment banking services

•                Legal services and expert services unrelated to the audit

•                Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

*                      Such services are not prohibited under Rule 2-01(c)(4) of Regulation S-X if it is reasonable to conclude that the results of these services will not be subject to audit procedures during the audit of the audit client’s financial statements.

(6)     For purposes of Rule 2-01, the “audit client” includes, with respect to Funds, all of the following entities:

(i)                  the Fund [whose financial statements are] being audited, reviewed or attested;

(ii)               the Fund’s investment adviser (not including sub-advisers whose role is primarily portfolio management and who are subcontracted with or overseen by another investment adviser, although affiliated sub-advisers will be included through the operation of clause (iii) below) or sponsor (defined as an entity that establishes a unit investment trust);

(iii)            any entity controlling, controlled by or under common control with the Fund’s adviser or sponsor if the entity (A) is an investment adviser or sponsor, or (B) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser, or sponsor; and

(iv)           any fund or entity excluded from the definition of investment company by Section 3(c) of the Investment Company Act of 1940 that has an investment adviser or sponsor referred to in clauses (ii) or (iii) above.

In addition, a Fund’s independent accountant may not provide any personal tax services to individuals who serve in a Financial Reporting Oversight Role with respect to the Funds.(7)  This restriction does not apply to a Director/Trustee of the Funds if he or she is in a Financial Reporting Oversight Role only because he or she serves as a Director/Trustee of the Funds.

IV.     Pre-Approval of Non-Audit Services Provided to Other Entities within the Fund Complex

Rule 2-01(c)(7) of Regulation S-X provides that an accountant is not independent of a Fund unless the Fund’s Committee approves any permitted non-audit services to be provided to a Fund’s Applicable Service Providers, provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund.

Services to be provided to Applicable Service Providers that are required to be pre-approved, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at a regular or special meeting or by the Committee Chair (or any          other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee does not exceed the limit assigned, per service, within Appendix A. If a service is approved by a Committee member, the full Committee is notified of such pre-approval at its next regularly scheduled meeting.

Although the Committee will not be required to pre-approve all services provided to Applicable Service Providers and their affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Applicable Service Providers and their affiliates.

V.    De Minimis Exception to Requirement of Pre-Approval of Non-Audit Services

Rule 2-01(c)(7)(i)(c) of Regulation S-X provides a limited exception (sometimes referred to as the “de minimis” exception) to the pre- approval requirements. This exception is designed to prevent the disqualification of the Fund’s independent accountant due to a minor oversight and is to be used only rarely and only if each of the following conditions is satisfied:

•                The aggregate fees and costs of all non-audit services that, but for the limited exception provided by this Section V, would require pre-approval by the Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Applicable Service Providers to the independent accountant during the fiscal year during which such non-audit services are provided;

(7)              Financial Reporting Oversight Role means a role in which a person is in a position to or does exercise influence over the contents of the financial statements or anyone who prepares them, such as when the person is a member of the board of directors or similar management or governing body, chief executive officer, president, chief financial officer, chief operating officer, general counsel, chief accounting officer, controller, director of internal audit, director of financial reporting, treasurer, or any equivalent position.

•                At the time of the engagement for such services, the Fund did not recognize that the services were “non-audit services” that required preapproval; and

•                Each such service is brought promptly to the attention of the Committee and approved prior to the completion of the audit by the Committee, Committee Chair or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated.

VI.     Oversight and Monitoring

A Fund’s CCO will be responsible for determining that a Fund’s Applicable Service Providers and independent accountants have adopted and implemented policies and procedures reasonably designed to prevent violations of these Procedures. If the CCO determines           that the Applicable Service Providers’ or the independent accountant’s policies and procedures do not meet such standard, the CCO   shall notify the Applicable Service Provider or the independent accountant of the deficiency and request that the Applicable Service Provider or the independent accountant indicate how it intends to address the deficiency. If the deficiency is not addressed to the CCO’s satisfaction within a reasonable time after such notification (as determined by the CCO), then the CCO shall promptly notify the Fund’s Board of Directors/Trustees of the deficiency and shall discuss with the Board possible responses.

VII.     Recordkeeping

The Fund shall maintain a written record of all decisions made pursuant to these procedures, together with appropriate supporting material.

In connection with the approval of any non-audit service pursuant to the de minimis exception provided in Section V of these procedures, a record shall be made indicating that each of the conditions for this exception has been satisfied.

A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraph 1 and 2 of this Section VII shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

Estimated Fee Limits for Pre-Approval of Services

	Audit	Audit Related	Tax	Other	Other
	Services	Services	Services	Services	Entities
Allianz Funds	$500,000	$500,000	$500,000	$500,000	$500,000
The Korea Fund, Inc.	$150,000	$150,000	$150,000	$150,000	$150,000
Allianz Global Investors Sponsored Closed End Funds	$500,000	$500,000	$500,000	$500,000	$500,000
Allianz Funds Multi-Strategy Trust	$500,000	$500,000	$500,000	$500,000	$500,000
Premier Multi-Series VIT	$500,000	$500,000	$500,000	$500,000	$500,000
AllianzGI Institutional Multi-Series Trust	$500,000	$500,000	$500,000	$500,000	$500,000

e)                   2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)                    Not applicable

g)                   Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser for the 2019 Reporting Period was $1,957,879 and for the 2020 Reporting Period was $981,278.

h)                  Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Sarah E. Cogan, Hans W. Kertess, Alan Rappaport, William B. Ogden, IV, James A. Jacobson, F. Ford Drummond, James S. MacLeod, Davey S. Scoon and Deborah A. DeCotis.

ITEM 6. INVESTMENTS

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)    Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

ALLIANZGI CONVERTIBLE & INCOME FUND (NCV)

(the “Trust”)

PROXY VOTING POLICY

1.                   It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to the entity  with portfolio management responsibility for the Trust.

2.                   Each Trust delegates the responsibility for voting proxies to Allianz Global Investors U.S. LLC (“AllianzGI US”). A summary of the detailed proxy voting policy of AllianzGI US is attached as Appendix B hereto. Such summary may be revised from time to time to reflect changes to AllianzGI US’s detailed proxy voting policy.

3.                   The party voting the proxy (i.e., AllianzGI US) shall vote such proxies in accordance with such party’s proxy voting policy and, to the extent consistent with such policy, may rely on information and/or recommendations supplied by others.

4.                   AllianzGI US shall deliver a copy of its proxy voting policy and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policy.

5.                   The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                   This Proxy Voting Policy Statement, a summary of the detailed proxy voting policy of AllianzGI US, and how each Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available

(i)  without charge, upon request, by calling 1-800-254-5197; (ii) on the Trusts’ website at us.allianzgi.com; and (iii) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, a summary of the detailed proxy voting policy of AllianzGI US shall also be included in the Trust’s Registration Statement or Form N-CSR filings.

Appendix B

Allianz Global Investors U.S. LLC (“AllianzGI US”)
Description of Proxy Voting Policy and Procedures

AllianzGI US typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AllianzGI US seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AllianzGI US has adopted the Allianz Global Investors Global Corporate Governance Guidelines and Proxy Voting Policy (the “Proxy Guidelines”), which are reasonably designed to ensure that the firm is voting in the best interest of its clients. For the purpose of voting proxies for all accounts of AllianzGI US, AllianzGI US uses the services of its affiliate, Allianz Global Investors GmbH (“AllianzGI GmbH”). The employees of AllianzGI GmbH who provide proxy voting services to AllianzGI US are considered “associated persons” as that term is defined in the Advisers Act.

The Proxy Guidelines provide a general framework for our proxy voting analysis and are intended to address the most significant and frequent voting issues that arise at our investee companies’ shareholder meetings. However, the Proxy Guidelines are not intended to be rigid rules, and AllianzGI’s consideration of the merits of a particular proposal may cause AllianzGI to vote in a manner that deviates from the approach set forth in the Proxy Guidelines.

AllianzGI has retained an unaffiliated third party proxy research and voting service provider (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the ballot proposals and provides a recommendation to AllianzGI as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to the Proxy Guidelines.

In some cases a portfolio manager, research analyst or proxy analyst from the Global Environmental, Social and Governance (“ESG”) team may propose to override a policy recommendation made by the Proxy Voting Service. In such cases, AllianzGI will review the proxy to determine whether there is a material conflict between the interests of AllianzGI (including the employee proposing the vote) and the interests of AllianzGI’s clients. If a material conflict does exist, AllianzGI will seek to address the conflict in good faith and in the best interests of the applicable client accounts, as described more fully below. In the absence of a material conflict, the proxy will be reviewed by a proxy analyst and the relevant portfolio managers and/or research analysts and, from time to time as may be necessary,  the Head of ESG Research (or equivalent), to determine how the proxy will be voted.   Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

AllianzGI has adopted and implemented policies and procedures, including the procedures described in this document, which are reasonably designed to ensure that client account proxies are voted in the best interest of clients. Such policies and procedures are in   part designed to identify and address material conflicts of interest that may arise between the interests of AllianzGI and its clients, as well as identify material conflicts of interest that portfolio managers, proxy analysts and research analysts may have, to ensure any such conflicted individuals refrain from participating in the proxy voting process or that the conflicts are otherwise mitigated. With respect to personal conflicts of interest, AllianzGI’s Code of Ethics requires all employees to conduct themselves with integrity and distinction, to put first the interests of the firm’s clients, and to take care to avoid even the appearance of impropriety. Portfolio managers, research analysts, proxy analysts, or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

With respect to the voting process, as described above, most votes are based on the independent recommendation of the unaffiliated, third party Proxy Voting Service, which recommendations are in turn based on the Proxy Voting Service’s independent review and research of each proxy and its independent application of the Proxy Guidelines.

In those cases in which a proxy analyst, portfolio manager or research analyst proposes to override a policy recommendation made by  the Proxy Voting Service or the Proxy Voting Service has not provided a recommendation, the proxy analyst and relevant portfolio managers and/or research analysts will review the proxy to ensure any recommendation appears based on a sound investment rationale and assess whether any business or other relationship, or any other potential conflict of interest, may be influencing the proposed vote   on that company’s proxy. In the event a material conflict is identified, AllianzGI will convene the Proxy Committee to review the proxy and make a decision how to vote. Proposed votes that raise potential material conflicts of interest are promptly resolved by the Proxy Committee prior to the time AllianzGI casts its vote.

As a further safeguard, while AllianzGI includes members from different parts of the organization on the Proxy Committee, AllianzGI does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Finally, any voting decision by the Proxy Committee must include a vote from a member of at least one of the Risk, Legal, or Compliance functions.

AllianzGI US may vote proxies in accordance with other relevant procedures that have been approved and implemented to address specific types of conflicts. For example, when a material conflict between the interests of AllianzGI US and its clients have been identified AllianzGI US may abstain from voting.

In certain circumstances, a client may request in writing that AllianzGI US vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI US will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI may abstain from voting client proxies if, based on its evaluation of relevant criteria, it determines that the costs associated with voting a proxy exceed the expected benefits to affected clients. The primary aim of this cost-benefit analysis is to determine whether it is in a client’s best economic interest to vote its proxies. If the costs associated with voting a proxy outweigh the expected benefit to the client, AllianzGI may refrain from voting that proxy.

The circumstances under which AllianzGI may refrain from voting may include, but are not limited to, the following: (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on a foreigner’s ability to exercise votes, and (5) requirements to provide local agents with power of attorney to execute the voting instructions. Such proxies are voted on a best-efforts basis.

Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, AllianzGI believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required AllianzGI generally abstains from voting.

AllianzGI will be unable to vote securities on loan under securities lending arrangements into which AllianzGI’s clients have entered. However, under rare circumstances such as voting issues that may have a significant impact on the investment, if the client holds a sufficient number of shares to have a material impact on the vote, AllianzGI may request that the client recall securities that are on loan if it determines that the benefit of voting outweighs the costs and potential lost revenue to the client and the administrative burden of retrieving the securities.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI US and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

ITEM 8.           PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of May 5, 2020, the following individuals have primary responsibility for the day-to-day implementation of the AllianzGI Convertible & Income Fund (“NCV” or the “Fund”):

Douglas G. Forsyth, CFA

Managing Director, Portfolio Manager

Mr. Forsyth is a portfolio manager, a managing director and CIO US Income & Growth Strategies with Allianz Global Investors, which he joined in 1994. He is the head of the firm’s Income and Growth Strategies team and a member of the firm’s US Executive Committee. Mr. Forsyth has portfolio management, trading and research responsibilities, and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. He has been the lead portfolio manager for the firm’s US High Yield Bond strategy since its inception in 1994 and assumed lead portfolio management responsibility for the firm’s US Convertible strategy in 1998. Mr. Forsyth has been managing collateralized loan obligation (CLO) portfolios since 2006 and has been the lead portfolio manager on the Income & Growth strategy since its inception in 2007. In addition to management responsibility for institutional clients worldwide, he supervises multiple open-end and closed-end mutual funds and provides oversight for the US Short Duration High Income strategy. He has 28 years of investment industry experience. Mr. Forsyth was previously an analyst at AEGON USA. He has a B.B.A. from The University of Iowa. Mr. Forsyth is a CFA charterholder.

Justin Kass, CFA
Managing Director, Portfolio Manager

Mr. Kass is a portfolio manager and managing director with Allianz Global Investors, which he joined in 2000. He has portfolio management, research and trading responsibilities for the Income and Growth Strategies team. In 2003, Mr. Kass was promoted to portfolio management and began handling day-to-day portfolio manager responsibilities for the firm’s US Convertible strategy in 2005. He is also a lead portfolio manager for the firm’s Income and Growth strategy since its inception in 2007. In addition to management responsibility for institutional clients, Mr. Kass is responsible for managing multiple closed-end and open-end mutual funds. Previous to joining the firm, Mr. Kass interned on the Income and Growth Strategies team, adding significant depth to its proprietary Upgrade Alert Model. He has 22 years of investment industry experience. Mr. Kass has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management. He is a CFA charterholder.

(a) (2) AllianzGI US

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of February 29, 2020 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

	Other Registered Investment Companies		Other Accounts		Other Pooled Investment Vehicles
Portfolio Managers	#	AUM ($million)	#	AUM ($million)	#	AUM ($million)
Douglas G. Forsyth	10	10,027	2	776	16	31,495	*
Justin Kass	7	8,359	2	776	16	31,495	*

*Of the Other Pooled Investment Vehicles, five accounts totaling $656 million pays an advisory fee that is based in part on the performance of the account.

AllianzGI US

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI US believes are faced by investment professionals at most major financial firms.

AllianzGI US has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher- fee accounts. These potential conflicts may include, among others:

•      The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•      The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher -fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•      The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI US considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AllianzGI US’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI US considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI US attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one AllianzGI US account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI US may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI US has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI US maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Portfolio’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AllianzGI US with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI US has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolios and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI US’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI US’s Code of Business Conduct and Code of Ethics (the “Code”), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Fund. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI US will not interfere with (i) making decisions in the best interest of advisory clients (including the Portfolios) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

(a)(3)

Compensation Structure

As of May 5, 2020, the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

The compensation system is designed to support the organization’s corporate values and culture. While acknowledging the importance of financial incentives and seeking to pay top quartile compensation for top quartile performance, AllianzGI US also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams. AllianzGI US’s compensation system supports its belief that investment professionals are a key element of the company’s success in meeting clients’ objectives. To the extent that there are regional experts located in other AllianzGI US-affiliated offices worldwide who are “associated persons” of AllianzGI US and who serve as portfolio managers for certain of the Funds, this compensation strategy is applied independently by the AllianzGI US-affiliated company that employs such a portfolio manager. In such cases, AllianzGI US compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by AllianzGI US on the shared service of the portfolio manager.

The primary components of compensation are the base salary and an annual variable compensation payment. Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it is typically a comparatively small component, often capped and only adjusted every few years.

The variable compensation component typically comprises a cash bonus that pays out immediately after the performance year as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. Except for certain specialist investment teams as noted below, variable compensation is determined on a discretionary basis and is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

Variable compensation for certain specialist investment teams including AllianzGI US Income & Growth and Structured Products is determined on a formulaic basis. These teams share a percentage of advisory fee revenue including performance fee revenue, if applicable, generated by the investment strategy.

After consultation and oversight from the firm’s compensation committee, the lead portfolio manager allocates the team’s share of the shared revenue to the individual team members. Allocation to individual team members is determined based on individual performance and contribution to the team and client success. All team members have agreed upon performance objectives to serve as a basis for performance evaluation during the year. These objectives are both quantitative and qualitative in nature. Quantitative objectives typically align to investment performance and client-stated objectives. Qualitative objectives reflect contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect AllianzGI US’s core values of excellence, passion, integrity and respect. For all investment professionals, a 360 degree feedback evaluation forms part of the qualitative input. Achievement against these goals as measured by the lead portfolio manager and Chief Investment Officer serve to link performance to compensation. Notwithstanding the basis for determining variable compensation, all compensation principles, including the deferral rules and deferred instruments described below, apply.

As noted above, variable compensation includes a deferral component. The deferred component for most recipients would be a notional award of the Long Term Incentive Plan Award (“LTIPA”); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIPA and a Deferral into Funds program (“DIF”). Deferral rates increase in line with the overall variable compensation and can reach up to 50%. Overall awards, splits, components and deferral percentages are regularly reviewed to ensure they are competitive and, where applicable, comply with regulatory standards.

The LTIPA element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating profit of Allianz Global Investors.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz Global Investors’ funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIPA/DIF commensurate with the prior cumulative three-year performance.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

(a)(4)

The following summarizes the dollar range of securities each portfolio manager for the Fund beneficially owned of the Fund that he managed as of February 29, 2020.

AllianzGI Convertible & Income Fund

PM Ownership
Douglas G. Forsyth	None
Justin Kass, CFA	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)              The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act 1940 (the “1940 Act”) (17 CFR 270.30a-3(c))) as amended), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)              There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The registrant does not maintain a securities lending program and does not receive income, fees or other compensation that would be reportable under this Item. However, the registrant maintains a liquidity facility with State Street Bank and Trust Company (“State Street”) that permits draw-downs to be funded through securities lending and reverse repurchase transactions administered by State Street. The registrant believes that this arrangement permits State Street to provide financing on more favorable economic terms than would otherwise apply

ITEM 13. EXHIBITS

(a) (1)	Exhibit 99.CODE ETH—Code of Ethics

(a) (2)	Exhibit 99_ Cert.—Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3)	Not applicable.

(b)	Exhibit 99.906 Cert.—Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AllianzGI Convertible & Income Fund

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: May 5, 2020

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date: May 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date: May 5, 2020

By:	/s/ Scott Whisten
Scott Whisten
Treasurer, Principal Financial & Accounting Officer

Date: May 5, 2020